UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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17901 Von Karman Avenue, Suite 1200
Irvine, California 92614
949-864-8000
April 13, 2022
Notice of 2022 Annual Meeting of Stockholders
Fellow Stockholders:
On behalf of the Board of Directors and management of Pacific Premier Bancorp, Inc. (the “Company”), you are cordially invited to attend the 2022 Annual Meeting of the Company's Stockholders (“Annual Meeting”). The Annual Meeting will be held in person on Monday, May 23, 2022, at 9:00 a.m., Pacific Time at the Company’s offices located at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614. There is also an option to attend the Annual Meeting telephonically, using the instructions set forth in the Proxy Statement. Directors and executive officers of the Company plan to participate in the Annual Meeting in person, and will be available to respond to any questions that you may have regarding the business to be transacted.
The stockholders will consider and act upon the following matters at this year's Annual Meeting:
1.	To elect eleven (11) directors, each for a one-year term, or until their successors are elected and qualified;
2.	To approve the Amended and Restated 2022 Long-Term Incentive Plan;
3.	To approve, on a non-binding advisory basis, the compensation of the Company's named executive officers;
4.	To ratify Deloitte & Touche LLP’s appointment as the Company's independent auditor for the fiscal year ending December 31, 2022; and
5.	To transact such other matters as may properly come before the meeting and at any postponement or adjournment thereof. Management is not aware of any other such business.
The attached Proxy Statement describes in greater detail all of the formal business that will be transacted at the Annual Meeting. Additionally, we have included a recap of our recent initiatives regarding environmental, social, and governance (ESG) matters, financial highlights from the most recent fiscal year, and the results of our stockholder engagement efforts.
Your vote is very important. We encourage you to vote via the Internet, telephone or sign and return your proxy card prior to the Annual Meeting, so that your shares of common stock will be represented and voted at the Annual Meeting regardless of whether, or how, you attend.
The Board of Directors has fixed March 29, 2022 as the record date for determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any postponement or adjournment thereof. Only those stockholders of record as of the close of business on that date will be entitled to vote at the Annual Meeting or at any such adjournment.
We request that individuals (1) who have been in contact with someone diagnosed with COVID-19 within two weeks prior to the Annual Meeting, or (2) who are experiencing COVID-like symptoms, refrain from attending the Annual Meeting in person and instead utilize the telephonic format.
On behalf of the Board of Directors and all of the employees of the Company, we thank you for your continued support.
Best Regards,

Steven R. Gardner
Chairman, President and Chief Executive Officer

PROPOSAL NO. 3—ADVISORY APPROVAL OF OUR EXECUTIVE COMPENSATION	46
Executive Compensation Discussion & Analysis	47
Executive Compensation Philosophy	49
Pay for Performance and Pay at Risk	51
How Executive Compensation Decisions are Made	52
Stockholder Outreach and “Say-on-Pay”	54
Elements of Executive Compensation Program	55
Executive Compensation Policies	61
CEO Pay Ratio Disclosure	62
Compensation Committee Report	63
Summary Compensation Table	64
Grants of Plan-Based Awards in 2021	65
Outstanding Equity Awards	66
Exercised Options and Restricted Stock Vested in 2021	67
Nonqualified Deferred Compensation	67
Employment Agreements, Salary Continuation Plans, Severance, and Change-in-Control Payments	68
Summary of Potential Termination Payments	70
PROPOSAL NO. 4—RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	72
Meeting and Other Information	75
Stockholder Proposals or Nominations	77
Company Documents and Other Matters	78
Annex A	79
GAAP Reconciliations	79
Appendix 1	83
Amended and Restated 2022 Long-term Incentive Plan	83

2021 PERFORMANCE AND PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in the Proxy Statement of Pacific Premier Bancorp, Inc., which we refer to as the “Company.” This summary provides an overview and is not intended to contain all the information that you should consider before voting. We encourage you to read the entire Proxy Statement for more detailed information on each topic prior to casting your vote.
GENERAL INFORMATION
Meeting:	Annual Stockholders Meeting
Date:	Monday, May 23, 2022
Time:	9:00 a.m., Pacific Time
Location:	17901 Von Karman Avenue, Suite 1200, Irvine, California 92614
Record Date:	Close of Business on March 29, 2022
Stock Symbol:	PPBI
Exchange:	NASDAQ Global Select
Common Stock Outstanding as of the Record Date:	94,984,637
How to Vote Your Shares:	Online	www.proxyvote.com
	By Phone	Call the number at the top of your proxy card
	By Mail	Complete, sign, date and return your proxy card in the envelope provided
MATTERS TO BE VOTED UPON:
Board Recommendation
Proposal 1	Election of Directors	FOR each director nominee ➢Page 8
Proposal 2	To approve the Amended and Restated 2022 Long-Term Incentive Plan	FOR approval ➢Page 41
Proposal 3	Advisory resolution to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the accompanying Proxy Statement	FOR approval ➢Page 46
Proposal 4	Ratification of Deloitte & Touche LLP's appointment as our independent auditor for the year ending December 31, 2022	FOR ratification ➢Page 72
IMPORTANT NOTICE REGARDING ACCESS TO THE ANNUAL MEETING VIA TELEPHONE

We are providing stockholders an opportunity to listen to the Annual Meeting via telephone. You can access this option by dialing 866-290-5777 immediately prior to the start time for the Annual Meeting and asking to be joined into the Pacific Premier Bancorp, Inc. call.
Stockholders accessing the meeting via telephone will not be able to vote their shares of common stock via telephone during the Annual Meeting. As a result, if you plan to listen to the Annual Meeting via telephone, it is important that you vote your proxy prior to the Annual Meeting. For details on how to vote your proxy, please refer to “Meeting and Other Information – How to Vote” on page 76 of this Proxy Statement.

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2021 PERFORMANCE HIGHLIGHTS
The following financial performance highlights are qualified by reference to our Annual Report on Form 10-K for the year ended December 31, 2021, which we refer to as our 2021 Annual Report. For more complete information regarding our 2021 performance, please review our 2021 Annual Report.
We Delivered Record Financial Results in 2021
During 2021, despite the continuing challenges the pandemic presented, net income increased to a record $340 million, or $3.58 per diluted share. Our organic growth was strong, as total revenues increased 19% to $770 million for the year, total assets increased 7% to $21 billion as of December 31, 2021, and we had record loan production of $5.7 billion during the year. Our tangible book value per share increased 9% from 2020 and we returned $140 million in capital to our stockholders during 2021.
Through our history of strong strategic growth, we consistently have driven value for our stockholders. Our 3-year total shareholder return of 74% exceeded the KBW Regional Banking Index (the “KRX”) total shareholder return of 52%, over the three-year period ended December 31, 2021. With our significant balance sheet growth since 2013, our tangible book value per share and cumulative dividends paid increased at a compounded annual growth rate of 13%, exceeding the KRX peer median of 11%. Throughout our organic and strategic growth, we have remained keenly focused on profitability, which has produced results. In 2021, we generated upper quartile profitability (as compared to the KRX), with full year return on average tangible common equity of 19.30%, and continued to improve our efficiency ratio, which was 48.4%, in each case for the year ended December 31, 2021.

1.	Please refer to the Non-U.S. GAAP reconciliation included in Annex A to this Proxy Statement with respect to our presentation of tangible book value per share and efficiency ratio.
Continued Value Creation for Our Stockholders in 2021
$770 million Total Revenue	22% 3-yr rTSR relative to KBW Regional Bank Index	$3.58 Earnings Per Share	1.66% ROAA*	19.30% ROATCE*	$140 million Capital Returned to Stockholders
*	The indicated metrics have been adjusted for merger-related costs. Please refer to the “GAAP Reconciliations” included in Annex A to this Proxy Statement.
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OVERVIEW OF VOTING MATTERS
The vote required for each proposal presented at the Annual Meeting and the effect of uninstructed shares and abstentions on each proposal is as follows:
Proposal	Vote Required	Broker Non-Votes Allowed	Abstentions	You May Vote
Proposal 1 Election of Directors	Majority of Votes Cast*	No	No Effect	FOR, AGAINST or ABSTAIN
Proposal 2 To approve the Amended and Restated 2022 Long-Term Incentive Plan	Majority of Votes Cast	No	No Effect	FOR, AGAINST or ABSTAIN
Proposal 3 Advisory Vote on Approval of Named Executive Officer Compensation	Majority of Votes Cast	No	No Effect	FOR, AGAINST or ABSTAIN
Proposal 4 Ratification of Independent Auditor	Majority of Votes Cast	Yes	No Effect	FOR, AGAINST or ABSTAIN
*	Voting standard for uncontested director elections.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

Our Notice of Meeting and Proxy Statement, the 2021 Annual Report to Stockholders and our Annual Report on Form 10-K for the year ended December 31, 2021, are available on the Internet at www.proxyvote.com and from our corporate website at www.ppbi.com under the “Investors” section. Information on this website, other than the Proxy Statement, is not a part of the enclosed Proxy Statement.

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2021 STOCKHOLDER OUTREACH & 2021 ENGAGEMENT CAMPAIGN
During the course of 2021, we actively engaged directly with our institutional stockholders, as executive management participated in seven investor conferences and held individual meetings with more than 100 institutional investors.
Additionally, the Company conducted its 2021 stockholder outreach campaign, which targeted both active and passive investors, the latter group including investors with whom the Company does not frequently meet with at investor conferences. The 2021 stockholder outreach campaign included outreach to approximately 74% of our outstanding shares of common stock (as of September 30, 2021), in the aggregate, and discussions were focused on a range of topics related to long-term stockholder value, including our environmental, social and governance (“ESG”) initiatives, corporate governance, and executive compensation.
74%	29%	Top 26 Institutional Investors
Proactive outreach to stockholders representing 74% of voting shares	Investors holding 29% of outstanding shares engaged in calls with Directors and Executive Management	Institutional investors contacted during 2021 Stockholder Outreach Campaign
The table below summarizes the feedback we received from stockholders on the themes of ESG, corporate governance, and diversity, equity and inclusion. Additional investor feedback related to executive compensation is included in this Proxy Statement under “Compensation Discussion & Analysis” on page 54.
FEEDBACK THEMES	ACTIONS IMPLEMENTED
ESG Frameworks. Stockholders proposed using the Sustainability Accounting Standards Board (“SASB”) and the Task Force on Climate-related Financial Disclosures (“TCFD”) frameworks.	Enhanced our ESG program throughout 2021 and in March 2022, published our first annual Corporate Social Responsibility Report (“CSR Report”), incorporating features from the SASB and TCFD frameworks.
Risk Oversight. Stockholders asked about risk oversight in the area of climate risk, including potential lending exposure in industries that are particularly impacted, such as non-renewable energy.
Updated Nominating and Governance Committee Charter and Governance Policy to further address ESG-related matters.

Formed a Climate Risk Working Group to oversee Pacific Premier Bank’s (the “Bank”) approach to managing climate-related risks in alignment with our Enterprise Risk Management Framework.

See the chart describing oversight of ESG-related matters on page 34.

Disclosure User-Friendliness. Stockholders commented on the importance of centralized, well-organized and accessible disclosure, including a CSR Report with a good index, hyperlinks, etc.	Our CSR Report contains a comprehensive Table of Contents, as well as embedded links to ESG related policies and other disclosures to ensure comprehensive reporting and consistency in messaging.
Data Integrity. Stockholders discussed the importance of data integrity and controls around ESG reporting.	Continued development of internal controls to ensure data integrity while also exploring software solutions to help collect, analyze and track ESG data with widely accepted frameworks.
Boardroom Diversity. Stockholders stressed the importance of diversity on the Board in terms of both gender and ethnic/racial background.	Enhanced governance disclosures and improved Board diversity. Increased disclosure on diversity of directors in the CSR Report and in the Proxy Statement. See page 10.

Diversity Beyond the Boardroom. Stockholders also commented on the importance of diversity beyond the boardroom. Stockholders advocated for additional disclosure around diversity statistics for senior management as well as the broader workforce.

Launched our Premier Inclusion program and strategy to promote initiatives related to diversity, equity and inclusion, and hired an Organizational Development Partner to further develop the program for long-term impact.

In process development of a Supplier Diversity program to enhance opportunities for diverse suppliers to participate in procurement process.

Included enhanced disclosure on diversity among management in the CSR Report and in this Proxy Statement. See page 32.

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ESG HIGHLIGHTS
In March 2022, we developed our ESG roadmap for 2022 initiatives and published our first CSR Report, which we encourage you to review for a comprehensive update of our initiatives and progress in this area. Below is a summary of our 2021 ESG highlights.
2021 ACCOMPLISHMENTS	2022 AGENDA
ESG Program. Formed ESG Oversight Executive Committee and launched Sustainability, Social and Governance Working Groups. Disclosed an overview of ESG performance.	Publish first annual Corporate Social Responsibility Report during the spring of 2022.
Framework Alignment. Aligned ESG efforts with investor-endorsed frameworks (SASB and TCFD).	Enhance disclosure alignment with Framework Standards.
Sustainability. Assessed operational greenhouse gas (GHG) emissions, and launched Premier Green Impact focused on promoting sustainability practices within the Company.	Newly formed Climate Risk Workgroup to assess climate risks and opportunities.
Social. Launched Premier Inclusion which incorporated existing elements of our Diversity and Inclusion initiatives, and disclosed enhanced employee diversity metrics.	Implement Employee Engagement Survey and develop Supplier Diversity Program.
Governance. Enhanced governance disclosures and improved Board diversity.	Monitor regulatory changes and implement expanded disclosure as appropriate.
Please refer to our 2021 CSR Report, available from our website at www.ppbi.com under the “Investors” section.
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DIRECTOR NOMINEES
Additional details about each of the director nominees can be found beginning on page 12.
Name	Age	Director Since	Independent	Committee Memberships at December 31, 2021
Ayad A. Fargo	61	2016		Compensation, Nominating/Governance
Steven R. Gardner, Chair, CEO & President	61	2000		N/A
Joseph L. Garrett	73	2012		Compensation, Nominating/Governance
Jeffrey C. Jones	67	2006		Audit, Compensation, Nominating/Governance
Rose E. McKinney-James	70	2022		**
M. Christian Mitchell, Lead Independent Director	67	2018		Audit*, Enterprise Risk, Nominating/Governance
George M. Pereira	57	2021		Audit, Enterprise Risk
Barbara S. Polsky	67	2019		Compensation, Enterprise Risk*, Nominating/Governance
Zareh H. Sarrafian	58	2016		Audit, Nominating/Governance*
Jaynie M. Studenmund	67	2019		Compensation*, Enterprise Risk
Richard C. Thomas	73	2020		Audit, Enterprise Risk
*	Indicates Committee Chairperson
**	Appointed to Board of Directors on March 28, 2022
Board of Director and Governance Highlights
Board Independence

• Lead Independent Director to enhance robust independent oversight

• All directors are independent except for CEO

• 100% independent Board committees, with female Chairs leading 50% of Board committees

• Independent directors conduct regular executive sessions led by the Lead Independent Director

• Board and committee ability to hire outside advisors, independent of management

Board Practices

• Annual Board, committee, and director assessments

• Risk oversight and strategic planning by full Board and committees

• Outside public board service limited to three additional boards

• Board has direct access to all of our senior executive officers

• Independent directors evaluate CEO performance and approve CEO compensation

Board Accountability

• Annual election of all directors

• Majority vote for uncontested elections

• Stockholders have the ability to call a special meeting with 10% support

• Stockholder engagement program with feedback incorporated into Board deliberations

• One class of outstanding capital stock with equal voting rights

Stockholder Alignment

• Robust stock ownership guidelines for all Directors and Named Executive Officers

• Clawback policy for both cash and equity incentives

• Maintain restrictions on hedging and pledging shares of our stock

• Double-trigger acceleration of equity vesting for all severance

6

EXECUTIVE COMPENSATION HIGHLIGHTS
The Compensation Discussion and Analysis beginning on page 47 gives a more detailed description of the Company’s compensation policies which include the following highlights:
Our Compensation Philosophy
Alignment with Stockholder Interests	• Executive compensation is tied to financial performance and achievement of strategic goals • Stock ownership requirements • Disincentives for excessive risk-taking
Pay for Performance
• Focus on both short-term and long-term performance
• Compensation is tied to financial metrics that further our strategic plan
• Performance is evaluated based on stockholder value, profitability and risk management

Attract and Retain Key Executives	• Peer group benchmarking ensures pay is competitive in the market • Executives must remain with the Company to earn incentive compensation.
2021 Executive Compensation Highlights

2021 Say-on-Pay Results: 97.7% approval of compensation program.

Stockholder Outreach: Continued and enhanced stockholder outreach program, engaging with institutional holders representing approximately 74% of outstanding shares.

CEO Variable and “At Risk” Pay: Approximately 85% of CEO’s total compensation.

2021 Annual Incentive Cash Payments: Paid out at 147% of target

Long-Term Incentives:

• 50% time-based restricted stock
• 50% performance-based restricted stock units

Maintained disciplined approach to compensation governance and best practices: Our Compensation Committee regularly reviews our compensation practices and policies to ensure that they further our executive compensation philosophy and reduce unnecessary risk.

INDEPENDENT AUDITOR MATTERS
As a matter of good corporate practice, we are seeking your ratification of Deloitte & Touche LLP as our independent auditor for the 2022 fiscal year. If our stockholders do not ratify the selection of Deloitte & Touche LLP, the Audit Committee may reconsider its selection.
For 2021, the total fees for services provided by Crowe LLP, our prior independent auditor, were $1,850,000, all of which represented audit fees. For 2021, there were no fees for non-audit services provided by Deloitte & Touche LLP.
IMPORTANT DATES FOR 2023 ANNUAL MEETING
Stockholder proposals for inclusion in our 2023 Proxy Statement pursuant to SEC Rule 14a-8 must be received by us by December 14, 2022. Notice of stockholder proposals for the 2023 annual meeting outside of SEC Rule 14a-8 must be received by us no earlier than January 23, 2023 and no later than February 22, 2023.
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PROPOSAL NO. 1—ELECTION OF DIRECTORS
Our Board of Directors Recommends a Vote “FOR” All Nominees.
Our Director Nominees
Based on the recommendation of the Nominating and Governance Committee, we are pleased to propose eleven (11) director nominees for election this year. We believe that our director nominees, individually and together as a whole, possess the requisite skills, experience and qualifications necessary to maintain an effective Board to serve the best interests of the Company and its stockholders. All nominees are deemed independent, except for our CEO.
During 2021, we added one new Board member, Mr. George Pereira. Ms. Cora Tellez is not standing for re-election and will retire from the Board at the end of the current term. The Board would like to thank Ms. Tellez for her service and valuable contributions as a director over the past six years. Effective March 28, 2022, the Board of Directors appointed Ms. McKinney-James to the Board of Directors and has nominated her for election at the Annual Meeting, along with the incumbent directors.
The Right Skills for Our Board
The Nominating and Governance Committee and the Board believe that the director nominees for 2022 provide the Company with the right mix of skills and experience necessary for an effective Board.
Diverse Mix of Board Skills, Qualifications and Attributes

Refreshment and Retention
The Board is committed to board refreshment. Four new independent directors joined the Board during the three years ended December 31, 2021. As of December 31, 2021, the average tenure of our independent directors was 5.6 years, ensuring fresh perspectives. Our director nomination process reflects our continued growth as a Company and our focus on having a Board composed of directors who contribute to the evolving needs of the Company, while maintaining the invaluable knowledge brought by more tenured directors.
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Independent Director Tenure at December 31, 2021

10+ Years
2 Directors
0-4 Years
5 Directors
Average Tenure:
5.6 Years
5-9 Years
3 Directors

40% of independent directors demonstrate gender and/or ethnic diversity

50% of Board committees chaired by women

Selecting and Nominating Director Candidates
Our Nominating and Governance Committee is responsible for selecting and nominating director candidates and for carrying out the Board’s commitment to maintaining a balanced and diverse composition of well-qualified directors. The Committee identifies candidates for membership on the Board and recommends such candidates’ nomination to the Board based on their ability to diversify and complement the Board’s existing strengths.
Director Selection Process

9

Enhanced Focus on Board Diversity
We embrace diverse perspectives. We believe different points of view brought through diverse representation lead to better business performance, decision making, and understanding of the needs of our diverse clients, employees, stockholders, business partners and other stakeholders. This applies equally to our Board. The current composition of the Board reflects the Nominating and Governance Committee's focus in this area and the importance of diversity to the Board as a whole.
Our Board believes that its members must reflect a balanced mix of skills, experience, backgrounds and attributes applicable to our business, strategy and stakeholder interests. Our Board takes a multi-dimensional approach to diversity and considers whether director candidates would enhance the diversity of the Board in terms of a variety of skills and attributes such as:
➢	Industry experience, particularly in banking and our client industries;
➢	Functional, technical or other professional expertise; and
➢	Gender, racial/ethnic, age and geographic diversity.
Our Nominating and Governance Committee is responsible for selecting and nominating director candidates and for carrying out the Board's commitment to maintaining a balanced and diverse composition of members. The Committee identifies candidates for membership on the Board and recommends such candidates' nomination to the Board based on their ability to diversify and complement the Board's existing strengths.
During 2021, the Nominating and Governance Committee continued its focus on Board diversity. In particular, it emphasized its commitment to expand the Board's racial and ethnic representation, and directed its outside director search firm to include racially or ethnically diverse candidates for consideration. The Nominating and Governance Committee's focus on overall diversity continues in 2022.
Our stockholders may propose director candidates for consideration by the Nominating and Governance Committee by submitting the individual’s name and qualifications to our Corporate Secretary at 17901 Von Karman Avenue, Suite 1200, Irvine, CA 92614 in accordance with, and with such other information as may be required by, our Bylaws. Our Nominating and Governance Committee will consider all director candidates properly submitted by our stockholders in accordance with our Bylaws and Corporate Governance Policy.
The matrix below summarizes the self-identified gender and ethnically diverse attributes on our Board.
Board Diversity Matrix (As of December 31, 2021)[1]
Total Number of Directors	11
	Male	Female	Non-Binary	Undisclosed Gender
Number of Directors based on gender identity	6	2	—	3
Number of Directors who identify in any of the categories below:
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	1
Hispanic or Latinx	1	—	—	—
Native or Hawaiian or Pacific Islander	—	—	—	—
White	5	2	—	1
Two or more Races or Ethnicities	—	—	—	—
LGBTQ+	—
Undisclosed Demographic Background	—	—	—	1
1	Table does not reflect Ms. Mckinney-James' appointment to the Board of Directors as of March 28, 2022.
Director Qualifications
In light of our business, the primary areas of experience, qualifications and attributes typically sought by the Nominating and Governance Committee in director candidates include, but are not limited to, the following primary areas:
➢	Banking/Financial Services Expertise: Experience with the commercial banking or financial services industry, to help support and grow our core business.
➢	Leadership: Experience holding significant leadership positions, particularly as a CEO or head of a significant business line, to help us drive business strategy, growth and performance.
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➢	Public Company Oversight: Experience in public company governance, including corporate governance best practices and policies and managing relations with key stakeholders.
➢	Finance/Accounting: Experience in financial management and capital allocation to oversee our financial position and to assess our strategic objectives from a financial perspective.
➢	Audit Committee Financial Expert Qualifications: Experience in accounting, financial reporting or audit processes, to oversee our financial position and reporting.
➢	Enterprise Risk Management: Knowledge of or experience with key risk oversight or risk management functions, including data privacy and cybersecurity, to help oversee the dynamic risks we face.
➢	Executive Compensation and Human Capital Resource Management: Knowledge of or experience with executive compensation and human capital resource management strategies and oversight.
➢
Government and Regulatory Compliance: Knowledge of or experience in regulated industries or governmental organizations to oversee our highly regulated business that is affected by regulatory and governmental actions.

➢
Complementary Expertise: Skills, expertise and background in areas that add to and complement the range of skills, expertise and background of the existing directors, including in the areas of cybersecurity, technology, and oversight of ESG programs.

Additionally, the Nominating and Governance Committee may consider other areas relevant to the Company’s strategic growth and business needs, as it determines necessary, including the important attributes, such as: strong strategic, critical and innovative thinking; sound business judgment; high ethical standards; collegial spirit; ability to debate and challenge constructively; and availability and commitment to serve.
Voting for Director Nominees
Majority Vote Standard.Because the election of directors to occur at the Annual Meeting is not contested, the vote required for the election of each of the eleven (11) director nominees by the stockholders is the affirmative vote of a majority of the votes cast in favor of or against the election of such director nominee. If the election of directors were a contested election, which it is not, director nominees would be elected by a plurality of the votes cast at a meeting of stockholders by the holders of shares entitled to vote in the election. There is no cumulative voting for our directors.
Voting of Proxies. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR each of the nominees listed below. If you indicate “abstain” for a particular nominee on your proxy card, your vote will not be considered in determining whether a nominee has received the affirmative vote of a majority of the votes cast in an uncontested election or a plurality of the votes cast in a contested election. The election of directors is considered a “non-routine” item upon which brokerage firms may not vote in their discretion on behalf of their clients if such clients have not furnished voting instructions. Therefore, broker “non-votes” will not be considered in determining whether a nominee has received the affirmative vote of a majority of the shares in an uncontested election or a plurality of the shares in a contested election.
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BIOGRAPHIES OF DIRECTORS
The biographies of each of our current directors and director nominees are set forth below. Each of our directors also serves as a director of Pacific Premier Bank.
Steven R. Gardner
Age: 61 Director Since: 2000 Chairman, President and CEO of Pacific Premier Bancorp, Inc. Chairman and CEO of Pacific Premier Bank
Biography:
Mr. Gardner has served as President, Chief Executive Officer and a director of the Company since 2000. Mr. Gardner has served as the Chief Executive Officer and a director of the Bank since 2000, and also served as the Bank’s President from 2000 until 2016. Mr. Gardner became Chair of the Board of the Company and the Bank in May 2016. Mr. Gardner has more than 30 years of experience as a commercial banking executive. He has extensive knowledge of all facets of financial institution management. Having completed 12 acquisitions of whole banks, specialty finance lines of business and FDIC failed banks, Mr. Gardner is an expert in all areas of mergers and acquisitions as well as capital market transactions.

Prior to joining the Company, he was an executive officer of Hawthorne Financial Corporation since 1997, responsible for all credit administration and portfolio management. He has served in senior management positions at both commercial banks and thrift institutions.

Other Directorships and Positions
• Director, Federal Reserve Bank of San Francisco (2013-2019)
• Director and Chairman of the Finance Committee, Federal Home Loan Bank of San Francisco (2014-2017; Chairman of Finance Committee 2015-2016)
• Vice Chairman, Federal Reserve Bank of San Francisco’s Community Depository Institutions Advisory Council (2011-2013)
• Director and Member, Executive Committee of the Independent Community Bankers of America (“ICBA”) (2011-2013)
• Director, ICBA Holding Company and ICBA Securities, a registered broker-dealer (2009-2014)
Education
• Bachelor’s degree from California State University, Fullerton
• Attended graduate school at California State University, Long Beach

Director Qualification Highlights
• Extensive leadership experience as the Company’s current Chairman, President and CEO and prior executive management roles
• Expert experience in areas of mergers and acquisitions as well as capital market transactions

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M. Christian Mitchell
Age: 66 Director Since: 2018 Retired Senior Partner of Deloitte Board Committee(s): • Audit (Chair) • Enterprise Risk • Nominating and Governance Independent Lead Director
Biography:
Mr. Mitchell was appointed to serve as a member of the Boards of Directors of the Company and the Bank in 2018, and currently serves as the Lead Independent Director. Mr. Mitchell serves as Managing Partner of THG Advisory Services, LLC, an alternative asset and advisory firm. Mr. Mitchell is a retired Deloitte senior partner, where he served as the national managing partner for the firm’s Mortgage Banking/Finance Companies practice and was a founding member of the board of directors of Deloitte Consulting USA, among other leadership roles. Prior to the acquisition of Grandpoint Capital, Inc., Mr. Mitchell served as Lead Independent Director and chaired the Audit and Risk Committees for Grandpoint Capital, Inc.

Mr. Mitchell taught as an adjunct Accounting Professor at the University of Redlands from 2006 through May 2010 and a guest lecturer from 2010 to 2017.

Other Directorships and Positions
• Lead Independent Director, Western Asset Mortgage Capital Corporation (NYSE: WMC), a public mortgage REIT, Chair of the Audit Committee and member of the Compensation, Nominating and Corporate Governance and Risk Committees (2012-present)
• Director, Parsons Corporation (NYSE: PSN), a global technology-enabled solutions provider to the defense, intelligence, and critical infrastructure markets, Chair of the Audit and Risk Committees, and member of the Nominating and Corporate Responsibility and Executive Committees (2013-present)
• Director, PS Business Parks, Inc. (NYSE: PSB), a member of the S&P MidCap 400 and a Real Estate Investment Trust (REIT) that acquires, develops, owns, and operates commercial properties, primarily multi-tenant industrial, flex, and office, where Mr. Mitchell serves on the Investment and Compensation Committees (2021-present)
• In addition, Mr. Mitchell sits on the Board of Directors of additional non-public companies and nonprofit organizations, including Huntington Hospital, where he serves as Chair of the Audit and Compliance Committees and Vice-Chair of the Finance and Real Estate Committee (2018-persent); and Marshall & Stevens, a financial advisory and valuation firm, where he serves as Vice Chair (2008-present)
Education
• Bachelor’s degree in accounting from University of Alabama, graduating summa cum laude
Director Qualification Highlights
• Named to 2011 and 2012 NACD Directorship 100 for “exemplary board leadership, oversight and courage”
• Extensive experience as a director of multiple public and private companies
• Career-long audit and financial expertise in numerous industries

13

Ayad A. Fargo
Age: 61 Director Since: 2016 President of Biscomerica Corporation Board Committee(s): • Compensation • Nominating and Governance Independent
Biography:
Mr. Fargo has served as the President of Biscomerica Corporation, a food manufacturing company based in Rialto, California since 1980. Biscomerica serves all classes of trade globally within the food industry, manufacturing and co-packing a wide range of products for various Fortune 500 companies. Mr. Fargo was appointed to serve as a member of the Boards of Directors of the Company and the Bank in January 2016, in connection with the Company’s acquisition of Security California Bancorp, a California corporation (“SCAF”) and its banking subsidiary Security Bank of California, a Riverside, California based state chartered bank (“SBOC”).

Other Directorships and Positions
• Director, SCAF and SBOC (2005-2016)
• Chairman of the Board, RPG, a leading global packaging company headquartered in Germany (2008-2016)
• Chairman of the Board, Bossar Packaging S.A., headquartered in Spain (2010-2015)
Education
• Bachelor’s degree from Walla Walla University
Director Qualification Highlights
• In-depth experience in public company oversight
• Career-long management experience in executive leadership roles

Joseph L. Garrett
Age: 73 Director Since: 2012 Former Chairman, President and Chief Executive Officer of American Liberty Bank Board Committee(s): • Compensation • Nominating and Governance Independent
Biography:
Since 2003, Mr. Garrett has been a principal at Garrett, McAuley & Co., which provides advisory services to commercial banks, thrifts, mortgage banking companies, Government Sponsored Enterprises, and private equity firms. He has been published widely on banking and finance and also advised one of the world’s largest pension funds on structured debt instruments. Each year he and his firm advised over fifty such entities, both private and public.

Other Directorships and Positions
• President, Chief Executive Officer, a member and chairman of the Board of Directors for both American Liberty Bank and Sequoia National Bank (1989-1994 and 2000-2004)
• Director, Hamilton Savings Bank (1984-1989)
• Member, the California State Controller’s Advisory Commission on Public Employee Retirement Systems (1988-1994)
• In addition, Mr. Garrett serves as a Member of the National Advisory Council for the Institute of Governmental Studies at the University of California (Berkeley) (2016-present); and previously served as Chairman, Berkeley Housing Authority (1977-1979) and Member (1975-1977)
Education
• Bachelor’s degree from the University of California (Berkeley)
• Master of Business Administration from the University of California (Berkeley)
• Master’s degree from the University of Washington (Seattle)
Director Qualification Highlights
• Extensive experience in the commercial banking and financial services industry
• Executive leadership experience, including prior president and CEO roles at multiple commercial banks

14

Jeffrey C. Jones
Age: 67 Director Since: 2006 Former Managing Partner and Executive Committee Member of Frazer, LLP Board Committee(s): • Audit • Compensation • Nominating and Governance Independent
Biography:
Mr. Jones was appointed to serve as a member of the Boards of Directors of the Company and the Bank in 2006, and served as Chairman of the Board of the Company and the Bank from August 2012 to May 2016 and previously served as the lead independent director. Mr. Jones is the former Managing Partner and Executive Committee member of, and partner in, the regional accounting firm Frazer, LLP, where he has worked since 1977. Currently Mr. Jones is consulting with Frazer, LLP, having retired in December, 2020. Mr. Jones has over 40 years of experience in servicing small and medium sized business clients primarily within the real estate, construction, and agricultural industries. Mr. Jones is a Certified Public Accountant in California.

Other Directorships and Positions
• Advisory Board Member, John E. and Susan S. Bates Center for Entrepreneurship and Leadership, Lewis and Clark College (2021-present)
• Principal, Mariners Capital LLC, which syndicates commercial industrial real estate projects (2009-present)
• President, Inland Exchange, Inc., an accommodator corporation (1989-1993)
Education
• Bachelor’s degree in Business Administration from Lewis and Clark College in Portland, Oregon
• Masters of Business Taxation from Golden Gate University
Director Qualification Highlights
• Career-long finance, accounting and audit experience
• Extensive finance and management experience in the finance and real estate industries

15

Rose E. McKinney-James
Age: 70 Director Since: 2022 Managing Principal, Energy Works LLC and McKinney-James & Associates Independent
Biography:
Ms. McKinney-James is an accomplished small business leader, clean energy advocate and independent corporate director with an extensive background in private sector corporate social responsibility, public service, and community and non-profit volunteerism. Ms. McKinney-James currently serves as the Managing Principal of Energy Works LLC (since 2003) and McKinney- James & Associates (since 2005), both of which provide business consulting services and advocacy in public affairs, energy policy, strategy, community outreach and sustainable economic development. She previously served as a Commissioner with the Nevada Public Service Commission and as a Director of the Nevada Department of Business and Industry. As the former CEO of the Corporation of Solar Technology and Renewable Resources, a solar and renewable energy company, she is credited with authoring the strategy to fast track the integration of renewable resources into utility energy portfolios. As a registered lobbyist with the Nevada Legislature, Ms. McKinney-James has represented the interests of Fortune 500 companies, local governments and small businesses.

Ms. McKinney-James is a frequent public speaker, including at corporate governance events and conferences focused on the environment

Other Directorships and Positions:
• Director, MGM Resorts International (NYSE: MGM), a casino, hotel and entertainment resort owner-operator, where she currently chairs the Corporate Social Responsibility Committee and serves on the Compensation Committee (2005-Present)
• Director, Ioneer Ltd. (ASX:INR), an emerging lithium-boron supplier (2021-Present)
• In addition, Ms. McKinney-James currently sits on the Board of Directors of non-public companies and nonprofit organizations, including CLEAResult Consulting Inc. (2020-Present), Toyota Financial Savings Bank (2006-Present), National Association of Corporate Directors, Pacific Southwest Chapter (2017-Present) and American Council on Renewable Energy (2020-Present).
Education:
• Bachelor’s degree from Olivet College
• Juris Doctorate from Antioch School of Law
Director Qualification Highlights:
• Two decades of independent corporate director experience with public and private companies
• Extensive experience relating to environmental, social and governance matters, risk management, government affairs, legislation and utility regulatory proceedings
• Chair Emerita for the American Association of Blacks in Energy
• 2019 recipient of the DirectWomen Sandra Day O’Connor Award for Board Excellence
• 2018 GreenBiz Verge VANGUARD Award

16

George M. Pereira
Age: 57 Director Since: 2021 Retired Chief Operating Officer and Chief Financial Officer of Charles Schwab Investment Management Inc. Board Committee(s): • Audit • Enterprise Risk Independent
Biography:
Mr. Pereira retired from Charles Schwab Investment Management Inc. in 2020, having served as Chief Operating Officer from 2010 to 2020 and Chief Financial Officer from 2004 to 2020. He also served as Head of Financial Reporting for Charles Schwab & Co., Inc. from 2000 to 2004. Earlier in his career, Mr. Pereira gained valuable regulatory experience and perspective while serving as Managing Director at the New York Stock Exchange. Mr. Pereira has developed extensive expertise in building and managing financial, operational, technology and risk control platforms for growth and scale within the financial services industry. He also has significant experience leading cybersecurity oversight teams, focused on risks and continuous improvement models.

Other Directorships and Positions
• Director, Charles Schwab Asset Management (Ireland) Ltd. (2004-2020)
• Director, Charles Schwab Worldwide Funds plc (2004-2010)
• Member, Latino Corporate Directors Association (2021-present)
• Director, Rotaplast International, Inc., non-profit organization that provides free medical services to children worldwide (2012-2018)
Education
• Bachelor’s degree in Economics from State University of New York at Albany
• Master of Business Administration from Saint John’s University
Director Qualification Highlights
• Long-term executive management experience with financial institutions
• Extensive experience relating to financial reporting, operations, cybersecurity oversight, and enterprise risk management.

Barbara S. Polsky

Age: 67

Director Since: 2019

General Counsel and Chief Legal
Officer of Jiko Group, Inc. and
Former Partner at Manatt, Phelps
& Phillips, LLP

Board Committee(s):
• Enterprise Risk (Chair)
• Compensation
• Nominating and Governance

Independent

Biography:
Since August 2020, Ms. Polsky has served as General Counsel and Chief Legal Officer of Jiko Group, Inc., a financial technology company and bank holding company. Prior to that, Ms. Polsky was a partner at the law firm of Manatt, Phelps & Phillips, LLP (“MPP”) in Los Angeles. Through her 30+ years of law firm practice and her years as General Counsel at both publicly traded bank and specialty finance companies, Ms. Polsky has extensive knowledge concerning domestic and foreign banks, financial holding companies, savings associations, mortgage, other specialty finance and financial technology companies, as well as lending and securities transactions, mergers and acquisitions, governance and regulatory and compliance matters. Ms. Polsky frequently lectures at investment banking and commercial banking seminars on mergers and acquisitions, bank capital augmentation and compliance matters.

Other Directorships and Positions
• Director, ConnexPay, LLC (2018-present)
• Executive Vice President and General Counsel, City National Corporation and City National Bank (1999-2001)
• Executive Vice President and General Counsel, Aames Financial Corporation and Aames Home Loan (1996-1999)
Education
• Bachelor’s degree from the University of Michigan
• Juris Doctorate from the University of Michigan Law School, magna cum laude
Director Qualification Highlights
• In-depth experience in investment banking and commercial banking
• Unique legal advisory experience relating to lending and securities transactions, mergers and acquisitions, governance and regulatory and compliance matters

17

Zareh H. Sarrafian
Age: 58 Director Since: 2016 Chief Executive Officer of Riverside University Health System Board Committee(s): • Nominating and Governance (Chair) • Audit Independent
Biography:
Mr. Sarrafian’s significant experience and leadership in the healthcare industry spans over 25 years. In 2015 Mr. Sarrafian assumed the role of Chief Executive Officer for Riverside University Health System. Mr. Sarrafian oversees the delivery of healthcare to over 2.4 million residents within Riverside County. The healthcare system includes a major academic Medical Center, 14 Outpatient Care Clinics, Department of Public Health, and the Department of Behavioral Health. Prior to joining Riverside County, Mr. Sarrafian served as Chief Administrative Officer for Loma Linda University Medical Center, which included 4 hospitals with over 1000 patient beds. Prior to that, he served as Administrator for Loma Linda University Children’s Hospital and Chief Executive Officer of the Loma Linda University Behavioral Medicine Center. Mr. Sarrafian’s many years of service to the healthcare industry includes the positions of Chief Financial Officer for Kaiser Permanente Medical Center, Riverside, for 10 years, as well as Morris & Grayson, Inc., La Quinta, CA.

Other Directorships and Positions
• Director, Switch, Inc. (NYSE: SWCH), member of the Audit and Nominating and Governance Committees (2018-present)
• Director, SCAF and SBOC (2005-2016)
• In addition, Mr. Sarrafian sits on the Board of Directors of additional non-public companies and nonprofit organizations, including as Trustee, Loma Linda University Health (2019-Present), where he serves as a member of Finance, Audit and Investment Committees; Director, Urban Promise International (2016-present); Director, Riverside County Chamber of Commerce (2017-present); and Director, La Sierra University Foundation (2010-present)
Education
• Bachelor’s degree from California State Polytechnic University, Pomona
• Master of Business Administration from California State University, San Bernardino
Director Qualification Highlights
• Career-long management experience in executive leadership roles
• In-depth experience in public company oversight

18

Jaynie M. Studenmund

Age: 67

Director Since: 2019

Former Executive Vice President
and Head of Retail & Business
Banking, First Interstate Bank
and Great Western Bank

Board Committee(s):
• Compensation (Chair)
• Enterprise Risk

Independent

Biography:
Ms. Studenmund is a seasoned independent director who brings significant executive experience across a number of industries, including financial services, digital, health care and consumer businesses. Ms. Studenmund began her career as a management consultant with Booz, Allen & Hamilton. Next, Ms. Studenmund was a banking executive for 20 years, serving as Executive Vice President and head of retail/business banking at First Interstate of California (now part of Wells Fargo) and also at Great Western Bank and Home Savings of America (now part of JP Morgan Chase). Following her banking career, Ms. Studenmund pivoted to the internet, where she was the President and Chief Operating Officer for PayMyBills.com and Chief Operating Officer of then-publicly traded Overture Services, Inc.

Other Directorships and Positions
• Director, ExlService Holdings, Inc. (Nasdaq: EXLS), Chair of the Compensation Committee and member of the Audit Committee (2018-present)
• Director, select funds for Western Asset Management, member of the Contract, Audit and Nominating and Governance Committees (2004-present)
• In addition, Ms. Studenmund sits on the Board of Directors of additional non-public companies and nonprofit organizations, including as board chair and life trustee of Huntington Health – Cedars Sinai Health System (1997-present), co-founder and executive committee member of the Enduring Heroes Foundation (2014-present) and trustee for the J. Paul Getty Trust (2021-present).
Education
• Phi Beta Kappa graduate of Wellesley College
• Master of Business Administration from Harvard Business School
Director Qualification Highlights
• Recently recognized as one of NACD’s Top 100 Corporate Directors
• Significant executive experience across a number of industries, including financial services, digital technologies, health care and consumer related businesses
• Long-term executive management experience with financial institutions in the Company’s market
• Extensive experience as a director of multiple public and private companies, including prior service as Chair of the Compensation Committee at the following public companies: CoreLogic, Inc. (Nasdaq: CLGX) (2012-2021), Pinnacle Entertainment Group (Nasdaq: PNK) (2012-2018), and LifeLock (NYSE: LOCK) (2015-2017)

19

Cora M. Tellez
Age: 72 Director Since: 2015 Chief Executive Officer and President of Sterling Health Services Administration, Inc. Board Committee(s): • Compensation Independent
Biography:
Ms. Tellez has served as the Chief Executive Officer and Board Chair of Sterling Health Services Administration, Inc. since founding the company in 2003. Ms. Tellez previously served as the President of the health plans division of Health Net, Inc., an insurance provider that operated in seven states. She also has served as President of Prudential’s western healthcare operations, CEO of Blue Shield of California, Bay Region, and Regional Manager for Kaiser Permanente of Hawaii.
Other Directorships and Positions
• Director, HMS Holdings, Inc., Chair of the Nominating and Governance Committee and member of the Audit and Compensation Committees (2012-2021, Lead Independent Director since 2019)
• Director, CorMedix (2014-2017)
• Director, the Institute for Medical Quality, a non-profit organization (2002-2019)
• Director, UC San Diego’s Center for Integrative Medicine, a non-profit organization (2012-2019)
• Founder and Board Chair, Amazing Care Charitable Foundation (2020-present)
• Board Chair, Hawaii Community Health Alliance (2013-present)
Education
• Bachelor’s degree from Mills College
• Master’s degree in public administration from California State University, Hayward
Director Qualification Highlights
• Career-long executive management experience in the health services industry
• Long-standing director experience with both public and private companies

Richard C. Thomas
Age: 73 Director Since: 2020 Former Executive Vice President and Chief Financial Officer of CVB Financial Corp. and Citizens Business Bank Board Committee(s): • Audit • Enterprise Risk Independent
Biography:
Mr. Thomas served as a director of Opus Bank from August 2017 until it was acquired by the Company in June 2020. His professional career spans over 35 years within the financial services and accounting and audit industries. He most recently served as Executive Vice President and Chief Financial Officer of CVB Financial Corp. (“CVB”) and its principal subsidiary, Citizens Business Bank, from 2010 until his retirement in 2016. From 2009 to 2010, Mr. Thomas served as Executive Vice President and Chief Risk Officer of Community Bank in Pasadena, where he developed a risk-based audit program and oversaw internal audits, including the documentation and testing of internal controls, in operations, regulatory compliance and credit reviews. Prior to Community Bank, Mr. Thomas was an audit partner at Deloitte & Touche LLP for 22 years leading teams in auditing financial statements and internal controls certifications, consulting in accounting, regulatory compliance, cost reduction strategies, and public filings, including registration statements, and mergers and acquisitions. Mr. Thomas is a Certified Public Accountant (inactive) and a member of the American Institute of Certified Public Accountants.
Other Directorships and Positions
• Director and Chairman of the Audit Committee, Opus Bank (2017-2020)
Education
• Bachelor of Business degree in Accountancy from Western Illinois University
Director Qualification Highlights
• Career-long management experience in the financial services and accounting and audit industries
• Extensive finance, accounting and auditing experience

20

EXECUTIVE OFFICERS WHO ARE NOT SERVING AS DIRECTORS
Below is information regarding each of our executive officers who are not directors of the Company or the Bank.
Edward E. Wilcox
Age: 55 Year of Hire: 2003 President and Chief Operating Officer of the Bank B.A., New Mexico State University
Mr. Wilcox has served in key leadership positions with the Bank since 2003, including Chief Credit Officer, Chief Lending Officer, and Chief Banking Officer. He has served in his current role since May 2016. Mr. Wilcox oversees several business lines and operational units critical to the successful execution of the Bank’s strategies.

Mr. Wilcox’s professional career spans 30 years with an extensive background in commercial banking, real estate lending, credit administration, secondary marketing, depository services, and regulatory oversight.
Relevant Prior Experience:
• Loan Production Manager, Hawthorne Savings Bank
• Secondary Marketing Manager, First Fidelity Investment & Loan
• Asset Manager, REO Manager and Real Estate Analyst at various financial institutions.

Ronald J. Nicolas, Jr.
Age: 63 Year of Hire: 2016 Senior Executive Vice President and Chief Financial Officer of the Company and the Bank B.S. and M.B.A., Canisius College
Mr. Nicolas oversees all finance, accounting and treasury functions as well as investor relations, human resources and loan servicing administration of the Company and the Bank. He serves as Chairman of the Bank’s Asset Liability and Financial Disclosure Committees. He has successfully led four mergers and acquisitions since joining the Company and the Bank, and many critical projects, most recently the adoption of CECL in 2020. In addition, throughout his career, he has led many capital raising endeavors, including an initial public offering and recapitalization. Mr. Nicolas has over 30 years of leadership experience with publicly-held banks, and has served as Chief Financial Officer of both the Company and the Bank since May 2016.
Relevant Prior Experience:
• Executive Vice President and Chief Financial Officer at each of the following financial institutions:
➢ Banc of California
➢ Carrington Holding Company, LLC
➢ Residential Credit Holdings, LLC
➢ Fremont General and Fremont Investment & Loan
➢ Aames Investment/Financial Corp.
• Served in various capacities with KeyCorp, a $60 billion financial institution, including the following:
➢ Executive Vice President Group Finance, KeyCorp
➢ Executive Vice President, Treasurer and Chief Financial Officer, KeyBank USA
➢ Vice President of Corporate Treasury, KeyBank USA
• Various financial and accounting roles at HSBC-Marine Midland Banks

21

Michael S. Karr
Age: 53 Year of Hire: 2006 Senior Executive Vice President and Chief Risk Officer of the Bank B.A., cum laude, Claremont McKenna College M.B.A., University of California, Irvine
Mr. Karr oversees the Bank’s enterprise risk management and credit functions. He was appointed Chief Risk Officer of the Bank in March 2018, and is also the Chairman of the Bank’s Enterprise Risk Management Committee. Mr. Karr previously served twelve years as the Chief Credit Officer of the Bank and was responsible for overseeing the Bank’s credit functions, including all lending and portfolio operations, prior to and through the Great Financial Crisis. He also led credit due diligence and integration through 10 of our 11 acquisitions. Outside the Bank, Mr. Karr serves as a Director for the Small Business Development Corporation of Orange County, a public benefit corporation that focuses on the economic development of underserved communities in California, targeting minority, woman, disabled, and veteran-owned businesses, as well as industries of greater need.
Relevant Prior Experience:
• Vice President of Commercial Real Estate Asset Management Department, Fremont Investment & Loan

Thomas E. Rice
Age: 50 Year of Hire: 2008 Senior Executive Vice President and Chief Innovation Officer of the Bank B.S., DeVry University
Mr. Rice began his journey with Pacific Premier Bank in 2008 with extensive financial technology consulting experience. Mr. Rice was appointed Chief Innovation Officer of the Bank in 2018. In this capacity he leads with a client-first mindset overseeing the development of innovative technology focused on seamless digital experiences for commercial clients. Mr. Rice leads the Bank’s Information Technology functions as well as Treasury Management and Digital Banking. Mr. Rice previously served as the Chief Operating Officer, responsible for overseeing the deposit operations of the Bank, and prior to that Chief Information Officer. Mr. Rice is responsible for overseeing acquisition-related systems conversions and technology platform consolidations. He currently serves as Chairman of the Bank’s Operations Committee.

Prior to joining the Bank, Mr. Rice was a founding partner at Compushare Inc. for twelve years. He oversaw the firm’s expansion and technology consulting, specializing in M&A, security and compliance services for financial institutions.
Relevant Prior Experience:
• Senior Vice President, Information Technology Director, Vineyard Bank
• Partner and Director of Operations, Compushare, Inc.

22

Steven R. Arnold
Age: 51 Year of Hire: 2016 Senior Executive Vice President and General Counsel of the Bank B.A., Brigham Young University J.D., George Mason University School of Law
Mr. Arnold oversees our corporate governance, legal support, and regulatory compliance functions. He has more than 20 years’ experience in the industry and has advised financial institutions of all sizes on a variety of topics, including corporate governance, loan documentation, deposit operations, treasury management services, BSA/ AML/OFAC, consumer compliance, fair lending, privacy, vendor management, contract negotiation, etc. Mr. Arnold has also served as the Corporate Secretary of the Company since May 2017.
Relevant Prior Experience:
• Partner in the Financial Services Group, Manatt, Phelps & Phillips, LLP
• Managing Counsel, Toyota Financial Services

Daniel C. Borland
Age: 59 Year of Hire: 2020 Senior Executive Vice President and Head of Commercial Real Estate and SBA B.S., University of California, Irvine M.B.A., University of Southern California
Mr. Borland joined the Bank team as Senior Executive Vice President, Head of Commercial Real Estate and SBA in March 2020. Mr. Borland oversees the loan production and associated underwriting/ analytical teams for the commercial real estate group which includes construction, bridge and term loans to the Bank’s commercial income property investor and developer clients. Mr. Borland also oversees the SBA lending area, which includes business development and processing of those loans and relationships. Since 2002, Mr. Borland has served on the board of Irvine Children’s Fund, a non-profit providing educational day care for children of working parents.
Relevant Prior Experience:
• Orange-San Diego County Market Manager, Commercial Real Estate, Wells Fargo Bank
• Executive Vice President, President of Commercial Real Estate Banking, Opus Bank
• Senior Vice President, Southern California Market Manager, JP Morgan Chase Commercial Real Estate

23

Donn B. Jakosky
Age: 68 Year of Hire: 2017 Senior Executive Vice President and Chief Credit Officer of the Bank B.A. and M.B.A., University of California, Los Angeles
Mr. Jakosky is responsible for overseeing our credit functions, including all lending and portfolio operations. He was appointed Executive Vice President and Chief Credit Officer of the Bank in March 2018 and was promoted to Senior Executive Vice President in December 2018. He is also Chairman of the Bank’s Credit and Portfolio Review Committee. Prior to his appointment as Chief Credit Officer, he served as Deputy Chief Credit Officer of the Bank, during which time he assisted in the oversight of all of the Bank’s credit and lending functions.
Relevant Prior Experience:
• Executive Vice President/Chief Credit Officer, Blue Gate Bank
• Executive Vice President and Chief Credit Officer, Community Bank
• Executive Vice President and Chief Credit Officer, 1st Century Bank
• Senior Vice President/Senior Credit Administrator and Asset Based Lending Manager, Mellon 1st Business Bank
• Senior credit officer roles at the following financial institutions:
  ➢ Bank of America
  ➢ Sanwa Bank

Peggy Ohlhaver Ed.D.
Age: 65 Year of Hire: 2016 Senior Executive Vice President and Chief Human Resources Officer of the Bank B.S., Indiana University M.S. and EdD., Chapman University
Ms. Ohlhaver is responsible for leading the Bank’s overall human resources strategy and supports the Compensation Committee of the Board of Directors. As Chief Human Resources Officer, Ms. Ohlhaver develops and oversees the execution of the Bank’s Human Resources strategy, including talent acquisition, leadership development, employee relations, performance management, Human Resources technology systems, compensation and benefits. She has transformed the function, culture, and impact of human resources across the Company to support our business goals and strategies as well as the needs and aspirations of our employees.
Relevant Prior Experience:
• Vice President, Human Resources Business Partner, JP Morgan Chase & Co.
• First Vice President, Sr. Human Resources Manager, Washington Mutual
• Sr. Compensation Consultant, American Savings Bank

24

James A. Robinson, Jr.

Age: 51

Year of Hire: 2016

Senior Executive Vice President and Head of Commercial Banking of the Bank

B.A., University of California, Riverside

Graduate, Pacific Coast Banking School at the University of Washington

Mr. Robinson currently leads the Market Presidents within the Bank’s commercial banking platform. He has served as Senior Executive Vice President and Head of Commercial Banking since January 2018. In this capacity he oversees the bank’s $5 billion commercial loan portfolio and is responsible for directing the strategic growth and business development of clients in the Orange County, Los Angeles, San Diego, Inland Empire, California Central Coast, Arizona, Nevada, Oregon and Washington regions. Mr. Robinson has spent 29 years in various commercial banking positions and formerly served as the Bank’s Regional President for the Inland Empire and Coachella regions. Mr. Robinson assisted the Bank in the integration of the commercial banking teams when the Bank acquired both Grandpoint Bank and Opus Bank. He currently serves as the Chair of the Bank’s Production Committee and a member of Credit and Portfolio Review Committee.
Relevant Prior Experience:
• Executive Vice President, Commercial Banking Manager, SBOC

Sherri V. Scott
Age: 59 Year of Hire: 2013 Senior Executive Vice President and Director of ESG & Corporate Responsibility B.S., University of California, Los Angeles
Ms. Scott heads up the Bank’s CRA compliance functions as well as the Bank’s Environment, Social and Corporate Governance (“ESG”) program. Under her leadership, the Bank has consistently received highly positive feedback and superior CRA ratings from examiners, auditors and community partners. Her leadership and efforts resulted in the Bank receiving highly coveted letters of support from community advocates, facilitating the Bank’s merger and acquisition activities without a formal community agreement. Ms. Scott currently serves on the Board of Directors for Oasis Center International and For the Child.
Relevant Prior Experience:
• CRA Officer, Hawthorne Savings
• First Vice President, CRA Officer, Nara Bank
• First Vice President, CRA Officer, Community Bank
• First Vice President, CRA Officer, OneWest Bank
• First Vice President, CRA and Fair Lending Officer, Luther Burbank Savings

25

Tamara Wendoll
Age: 51 Year of Hire: 2021 Executive Vice President and Chief Operating Officer - Pacific Premier Trust B.A., University of California, San Diego M.B.A., University of Pennsylvania, The Wharton School
Ms. Wendoll is responsible for the strategic development and operational oversight of Pacific Premier Trust’s services across the United States. Ms. Wendoll was appointed as Chief Operating Officer of Pacific Premier Trust in November 2021. Pacific Premier Trust focuses on the custody of retirement account assets, with a specialty in alternative assets. Ms. Wendoll brings 25 years of experience in financial services, including oversight of end-to-end operations of asset management, trust and wealth management businesses.
Relevant Prior Experience:
• Chief Operating Officer, Dunham & Associates Investment Counsel Inc.
• Chief Operating Officer and Assistant Secretary, Dunham Trust Company
• Secretary and AML Compliance Officer, Dunham Funds Trust
• Senior Executive Vice President, Marketing & Operations, Kelmoore Investment Company
• Vice President, Investment Advisory Services, Josephthal & Co.
• Vice President, Investment Advisory Services, First Allied Securities, Inc.

Lori R. Wright, C.P.A.
Age: 42 Year of Hire: 2016 Executive Vice President and Deputy Chief Financial Officer of the Bank B.S., Central Washington University M.B.A., Washington State University
Ms. Wright is responsible for the corporate accounting, financial reporting, accounting and tax policy, and accounts payable functions. She has served as Executive Vice President and Deputy Chief Financial Officer since 2020. Previously, Ms. Wright served as the Bank’s Executive Vice President and Chief Accounting Officer since 2018. Ms. Wright also serves as the Company’s principal accounting officer and previously served as Senior Vice President and Controller of the Bank.
Relevant Prior Experience:
• Controller, California Republic Bank
• Controller, San Diego County Credit Union
• Chief Financial Officer, Solarity Credit Union

26

CORPORATE GOVERNANCE AND BOARD MATTERS
Corporate Governance
We value strong corporate governance principles and seek to manage our organization in a way that reflects integrity and the highest ethical standards. We also seek to cultivate an inclusive environment at all levels of the organization where diverse perspectives and ideas can be represented effectively. To foster strong corporate governance and business ethics, our Board of Directors continues to take many steps to strengthen and enhance our corporate governance practices and principles. To that end, we have adopted certain corporate governance guidelines, which are embodied in the Corporate Governance Policy that our Board has approved to achieve the following goals:
•	to promote the effective functioning of the Company’s Board of Directors;
•	to ensure that the Company conducts all of its business in accordance with the highest ethical and legal standards; and
•	to enhance long-term stockholder value.
The full text of our Corporate Governance Policy is available from our website at www.ppbi.com under the “Investors” section. Our stockholders may also obtain a written copy of the guidelines at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by calling (949) 864-8000.
The Nominating and Governance Committee of our Board of Directors administers our Corporate Governance Policy, reviews performance under the guidelines and the content of the guidelines annually and, when appropriate, recommends that our Board approve updates and revisions to our Corporate Governance Policy.
Board Independence and Leadership
The Board of Directors has determined that, with the exception of Mr. Gardner, our Chairman, President and CEO, all of our current directors are “independent” within the meaning of the director independence standards of NASDAQ and the SEC.
Lead Independent Director
Our Corporate Governance Policy provides that our Board of Directors must have either a non-executive Chairperson or a lead independent director to ensure independent Board leadership and that the Company is managed for the long-term benefit of its stockholders. Each year, the Board evaluates its leadership structure to ensure that it remains appropriate. Currently, the offices of Chairman of the Board of Directors and CEO are jointly held and the independent directors have elected Mr. Mitchell as our lead independent director.
In February 2022, at the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors amended the Corporate Governance Policy, in part to expand and formalize the responsibilities of the lead independent director. The specific responsibilities of the lead independent director are clearly defined in our Corporate Governance Policy, and include:
•	ensuring active participation of the independent directors in setting agendas and establishing priorities for the Board;
•	presiding at all meetings of the Board at which the Chairperson is not present, including executive sessions of the independent directors;
•	coordinating administration of the annual Board evaluation, together with the Nominating and Governance Committee;
•	serving as a liaison between the Chairperson and the independent directors;
•	being available for consultation with stockholders, regulators, third parties, and other key stakeholders, as appropriate; and
•	performing such other duties as the Chairperson or the Board may from time to time delegate or request.
Mr. Mitchell performs these duties and provides leadership in numerous additional ways. He is available to the CEO and frequently acts as a sounding board for a variety of matters. He also fosters dialogue among the directors and between the Board and management. Mr. Mitchell takes an active role in outreach efforts with various constituents, including investors during the Company's annual stockholder outreach campaign. Effective in 2022, in recognition of the expanded responsibilities of the lead independent director, the Compensation Committee approved an annual cash retainer for the lead independent director's services. Mr. Mitchell has been recognized by the National Association of Corporate Directors as a leader in promoting governance best practices.
Executive Sessions
The Company’s independent directors meet in executive sessions without management at least twice on an annual basis in conjunction with regularly scheduled board meetings. During 2021, the independent directors met eight times in executive sessions without the presence of management.
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Annual Board and Board Committee Evaluations
The Nominating and Governance Committee of the Board, in coordination with the Lead Independent Director and full Board, conducts an annual evaluation of the Board’s performance and effectiveness at the Board, committee, and individual director levels. The Nominating and Governance Committee develops and implements a process for such evaluation and review, which is designed to encourage open and candid feedback on both the effectiveness of the Board as a whole, as well as the effectiveness of each of its members. The scope of assessments includes elements of Board effectiveness, such as Board size, meeting frequency, quality and timing of information provided to the Board, director communication, director skills and qualifications, director independence and Board strategy.
Additionally, each Board Committee conducts an evaluation of its effectiveness annually. The review includes an evaluation of various areas such as committee size, composition, performance, and coordination among committee members and among the standing committees. The results of the committee performance assessments are reviewed by each committee, as well as by the Nominating and Governance Committee, and discussed with the full Board.

Annual CEO Performance Evaluation
Each year, the Nominating and Governance Committee approves a process to solicit feedback from each director, other than our CEO, regarding our CEO’s performance over the past year. Our Lead Independent Director, in coordination with our Nominating and Governance and Compensation Committees, leads this process.
CEO and Executive Succession Planning
Succession planning for the CEO and other key executive officer positions is one of the Board's key responsibilities. Typically on an annual basis, the CEO presents a management succession plan to the Nominating and Governance Committee, which reviews and recommends the succession plan to the full Board for approval. The management succession plan describes the process by which the executive management of the Company will continue if the current CEO is unwilling or unable to serve, including an unexpected departure of the CEO. Succession plans for other key executive officers are also addressed.
Communications with the Board
Individuals may submit communications to any individual director, including our presiding Chairman, our Board as a group, or a specified Board committee or group of directors, including our non-management directors, by sending the communications in writing to the following address: Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614. The Company’s Corporate Secretary will sort the Board correspondence to classify it based on the following categories into which it falls: stockholder correspondence, commercial correspondence, regulatory correspondence or customer correspondence. All stockholder correspondence will then be forwarded to the Board members to whom it is directed.
Board Oversight of Strategy and Direct Contact with Management
Our Board is actively engaged in overseeing the Company’s strategy. Each year, the Board conducts an annual in-depth, multi-day session to discuss the current strategic landscape as well as strategic and organic growth plans and to review our overall business. Discussion topics may include new or expanded lines of business, products and services; clients and market share; financial outlook; competition; environmental sustainability; human capital management; regulatory environment; and updates in corporate governance and stockholder relations. Discussions about the Company’s strategic priorities and goals, as well as execution on those priorities and goals, also are held during the Board’s regular meetings.
All of our directors have access to our CEO and our senior executive officers at any time to discuss any aspect of our business. In addition, there generally are frequent opportunities for directors to meet with other members of our management team.
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Board Risk Oversight
Our Board’s Role in Risk Oversight
Our Board believes that understanding, identifying and managing risk are essential to our Company’s success. Our entire Board is responsible for overseeing the Company’s risk management processes and regularly discusses the Company’s risk profile and how best to manage the most significant risks the Company faces. Each of the Board committees is engaged in overseeing the Company’s risks as they relate to that committee’s respective areas of oversight, and has the responsibility for ensuring that overall risk awareness and risk management is appropriate. For example, the Compensation Committee engages in periodic risk assessments to review and evaluate risks in relation to our compensation programs. The Board also specifically delegates certain risk oversight functions to the Audit and Enterprise Risk Committees.
•
The Audit Committee is responsible for monitoring business risk practices and legal and ethical programs, which helps the Board fulfill its risk oversight responsibilities relating to the Company’s financial statements, financial reporting process and regulatory requirements. The Audit Committee also oversees the internal audit function.

•
The Enterprise Risk Committee oversees the design and implementation of our enterprise risk management program. Our Enterprise Risk Committee’s primary purposes are to (i) monitor and review our enterprise risk management framework and risk appetite for credit, market, liquidity, operational, information technology, compliance and legal, strategic, and reputation risks, and (ii) monitor and review the adequacy of our enterprise risk management functions.

As a general matter, except for cases where a particular committee may choose to meet in executive session, all Board members are invited (but not required) to attend the regular meetings of all Board committees. We believe that this transparent and collaborative structure provides for a more informed Board overall, and helps the Board understand and monitor internal and external risks.
Risk Appetite Statement
The Board oversees, and approves on at least an annual basis, the Company’s Risk Appetite Statement, which sets forth tolerance levels with respect to the amount and types of key risks underlying the Company’s business. These key risk indicator limits and thresholds are measured and reported quarterly to the Board on the Company's risk dashboard. The Enterprise Risk Committee is responsible for recommending changes to the Risk Appetite Statement for approval by the Board, as well as overseeing the Company’s compliance with the statement. Our other Board committees also share responsibility for the Risk Appetite Statement by overseeing and approving applicable risk metrics, including risk limits and thresholds, for each of their relevant areas of responsibility.
Risk & Controls
With oversight from our Board and its committees, we are focused on, and continually invest in, our risk management and control environment. Our business teams, supported by our risk, compliance, legal, finance and internal audit functions, work together to identify and manage risks applicable to our business, as well as to enhance our control environment. Particular areas of focus include, among other areas, financial reporting, credit, concentrations, data management, privacy, bank regulatory requirements, and as further discussed below, cybersecurity.
We have adopted a three lines of defense model to control risk-taking. Our first line of defense, our business lines and support functions, identifies, assesses, monitors, and manages risk in these areas in accordance with established policies and procedures. Our second line of defense, independent risk management, including enterprise risk management, information security and compliance functions, coordinates and oversees the implementation of the enterprise risk management framework, including monitoring the risk management activities of the first line of defense, and provides effective challenge to management’s decisions. Our third line of defense, Internal Audit, provides independent assurance to the Audit Committee of the Board on the design and effectiveness of our internal controls.
Cybersecurity
Cybersecurity is a major component of our overall risk management approach. The Enterprise Risk Committee, comprised entirely of independent directors, oversees risks related to information security and cybersecurity. Senior leadership updates the Enterprise Risk Committee and Board of Directors on information security at least twice per year. By the very nature of our business, handling sensitive data is a part of daily operations and is taken very seriously by all employees. The threat of cybersecurity attacks is ever changing, becoming more sophisticated by the day, and requires all levels of the organization to be cognizant and aware of these threats at all times. As such, we maintain a comprehensive cybersecurity strategy that includes, but is not limited to: regular employee cybersecurity training and communications; preventative, detective, alerting, and defense in-depth technologies; regular internal and third-party program oversight; incident response program to minimize potential risk to operations and reduce the risk that cyber-attacks would be successful; policies and procedures regularly reviewed and designed with regulatory and industry guidance; a threat intelligence program assessing changes to the threat landscape and the impact to the bank and its vendors; and regular reviews of vendors who maintain sensitive data on behalf of the Bank. Our Board of Directors reviews our information security program at least annually, and our Enterprise Risk Committee receives management updates about information security matters on a quarterly basis.
Climate-Related Risk
Climate-related risk is an emerging area of focus for us. This risk includes increased probability of natural disasters that may affect our own facilities or loan collateral in impacted areas, or may increase insurance premiums for us and our clients. Climate risks related to the transition to a low-carbon economy, including the effect of changing regulation and evolving consumer preferences, may also have detrimental impacts on our depositors and borrowers, creating credit, operational, strategic and reputational risks for the Company. Climate-related risks are incorporated in our enterprise-wide Risk and Control Self-Assessment (“RCSA”), which is a process we use to identify, assess, and report on risk exposures and the strength of controls. The RCSA also provides the basis for prioritizing risks and risk mitigation activities across business areas and risk categories. Results of the RCSA are used to drive management action plans and report key risks to executive management, the Nominating and Governance Committee, and the Board.
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Director Matters and Meeting Attendance
Outside Directorships
We encourage all directors to carefully consider the number of other company boards of directors on which they serve, taking into account the time required for board attendance, conflicts of interests, participation, and effectiveness on these boards. Pursuant to our Corporate Governance Policy, no director may serve on more than four (4) total public company boards of directors, including the Board. Directors are asked to report all directorships, including advisory positions, accepted, as well as to notify the Nominating and Governance Committee in advance of accepting any invitation to serve on another public company board.
Meeting Attendance—Board and Committee Meetings and Annual Meeting of Stockholders
Our Board of Directors met nine times during 2021 and anticipates holding six regularly-scheduled Board meetings in 2022, and any special meetings that may be necessary or appropriate. Each director attended in person or via teleconference at least 75% of the Board and applicable Board committee meetings during 2021.
It is the Board’s policy that each director employs his or her best efforts to attend our annual stockholder meeting. All of our then-serving Board members attended our 2021 Annual Meeting of Stockholders.
Total Meetings-29
Board	9	Nominating and Governance Committee	4
Audit Committee	5	Enterprise Risk Committee	4
Compensation Committee	7
Corporate Code of Business Conduct and Ethics
We have implemented a Code of Business Conduct and Ethics applicable to our directors, CEO and all of our officers and employees. Our Code of Business Conduct and Ethics provides fundamental ethical principles to which these individuals are expected to adhere. Our Code of Business Conduct and Ethics operates as a tool to help our directors, officers, and employees understand and adhere to the high ethical standards required for employment by, or association with, the Company and the Bank.
Our directors are expected to avoid any action, position or interest that conflicts with an interest of the Company, or gives the appearance of a conflict. As a result, our directors must disclose all business relationships with the Company and any other outside business relationships that present actual or potential conflict of interest for review by the Nominating and Governance Committee, and to recuse themselves from discussions and decisions affecting those relationships. In addition, each director is subject to the Company’s Related Party Transactions Policy, pursuant to which transactions between the Company or the Bank, on one hand, and any of our directors or certain of their affiliates, on the other hand, need to be approved or ratified by disinterested members of the Nominating and Governance Committee, if not otherwise pre-approved under the terms of the policy. For more information, see “Transactions with Certain Related Persons” under “Related Transactions and Other Matters.”
Our Code of Business Conduct and Ethics is available from our website at www.ppbi.com under the “Investors” section. Our stockholders may also obtain written copies at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by calling (949) 864-8000. Any future changes or amendments to our Code of Business Conduct and Ethics and any waiver that applies to one of our senior financial officers or a member of our Board of Directors will be posted to our website.
Board Committees
We believe our Board has created a sound committee structure designed to help the Board carry out its responsibilities in an effective and efficient manner. While the Board may form from time to time ad hoc or other special purpose committees, there are four (4) standing Board committees: Audit, Compensation, Nominating and Governance and Enterprise Risk.
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Committee Membership, Responsibilities and Meetings
All chairpersons of our four (4) standing committees are independent and appointed annually by the Board. Each chairperson presides over committee meetings; oversees meeting agendas; serves as liaison between the committee members and the Board, as well as between committee members and management; and works actively and closely with executive and senior management on all committee matters, as appropriate.
Each committee meets regularly, at least on a quarterly basis. The committees, typically through their committee chairpersons, routinely report their actions to, and discuss their recommendations with, the full Board. In addition, certain committees periodically hold extended meetings dedicated to discussing key strategic matters or other business items that are relevant or subject to the committee’s oversight responsibilities on a more in-depth basis.
The Board has determined that each of the current members of the four (4) standing Board committees is “independent” within the meaning of applicable SEC rules, NASDAQ director independence standards and other regulatory requirements, to the extent applicable. The names of the current members (chairpersons’ names in bold) and highlights of some of the key oversight responsibilities of the Board Committees are set forth below:
Audit Committee
M. Christian Mitchell, Jeffrey C. Jones, George M. Pereira, Zareh H. Sarrafian and Richard C. Thomas
Key Oversight Responsibilities
• Selects and communicates with the Company’s independent auditor.
• Reports to the Board on the general financial condition of the Company and the results of the annual audit.
• Ensures that the Company’s activities are being conducted in accordance with applicable laws and regulations.
The Board of Directors has determined that each of Messrs. Jones, Mitchell, Pereira, Sarrafian, and Thomas satisfy the requirements established by the SEC for qualification as an “audit committee financial expert,” and is independent under the NASDAQ listing standards and rules of the SEC.

Compensation Committee
Jaynie M. Studenmund, Ayad A. Fargo, Joseph L. Garrett, Jeffrey C. Jones, Barbara S. Polsky, and Cora Tellez
Key Oversight Responsibilities
• Reviews the amount and composition of director compensation from time to time and makes recommendations to the Board when it concludes changes are needed.
• Oversees the Bank’s compensation policies, benefits and practices
• Approves all stock option, restricted stock and restricted stock unit grants
•  Determines the annual salary, the annual bonus, stock options, and restricted stock grants of our NEOs
• Approves the compensation structure for other members of our senior management team.

Enterprise Risk Committee
Barbara S. Polsky, M. Christian Mitchell, George M. Pereira, Jaynie M. Studenmund and Richard C. Thomas
Key Oversight Responsibilities
• Monitors and reviews the Company’s enterprise risk management framework and risk appetite for credit, market, liquidity, operational, information technology, compliance and legal, strategic and reputation risks.
• Monitors and reviews the adequacy of enterprise risk management functions; and report its conclusions and recommendations to the Board.
• Reviews the Company’s risk profile for alignment with the Company’s strategic objectives and risk appetite, including compliance with risk limits and thresholds set forth in our Risk Appetite Statement.
• Reviews all significant policies and contingency plans, including any legally-required stress testing processes as frequently as economic conditions or the condition of the Company may warrant, but no less than annually.
• Reviews cybersecurity threat reports regarding the assessment of current security updates, cyber statistics, core elements and controls, and key IT trends affecting information security.

Nominating and Governance Committee
Zareh H. Sarrafian, Ayad A. Fargo, Joseph L. Garrett, Jeffrey C. Jones, M. Christian Mitchell and Barbara S. Polsky
Key Oversight Responsibilities
• Reviews qualification criteria for director candidates and nominating candidates as directors.
• Oversees our Board governance structure and policies.
• Conducts CEO and management succession planning.
• Conducts annual Board evaluations, in coordination with the Lead Independent Director.
• Oversees our Environmental, Social and Governance initiatives.

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Committee Governance
Committee Charters
Each committee is governed by a charter that is approved by the Board, which sets forth each committee’s purpose and responsibilities. The Board reviews the committees’ charters, and each committee reviews its own charter, on at least an annual basis. The charters of each committee are available on our website, www.ppbi.com under the “Investors” section.
The charters provide that each committee have adequate resources and authority to discharge its responsibilities, including appropriate funding for the retention of external consultants or advisers, as the committee deems necessary or appropriate.
Compensation Committee Interlocks and Insider Participation
For 2021, the Compensation Committee was comprised of Ms. Studenmund, Ms. Polsky and Ms. Tellez, as well as Messrs. Garrett, and Jones, each of whom was an independent director. None of these individuals is or has been an officer or employee of the Company during the last fiscal year or as of the date of this Proxy Statement, or is serving or has served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee. No executive officer of the Company served as a director of another entity that had an executive officer serving on the Compensation Committee. Finally, no executive officer of the Company served as a member of the compensation committee of another entity that had an executive officer serving as a director of the Company.
HUMAN CAPITAL RESOURCE MANAGEMENT
Our culture and approach to human capital resource management is embodied in our Success Attributes: Achieve, Communicate, Improve, Integrity, and Urgency. We also seek to cultivate an inclusive environment at all levels of the organization where diverse perspectives and ideas can be represented effectively. These principles have been the drivers of our performance as we executed our growth strategy and navigated the COVID-19 pandemic over the past two years. We have managed our organization through significant challenges and delivered strong financial results, while at the same time supporting the well-being of our employees. We expect and encourage participation, input and collaboration. We value accountability because it is essential to our success, and we accept our responsibility to hold ourselves and others accountable for meeting commitments and achieving exceptional standards of performance.
Human Capital Resource Management Highlights
Highlights of our approach to human capital resource management include:
Diversity, Equality, and Inclusion
We believe diversity has contributed to our success. We do not and will not tolerate discrimination in any form with respect to any aspect of employment. Our current initiatives reflect our ongoing efforts as we continue to foster a diverse, inclusive, and equitable workplace. We believe that diversity of thought, backgrounds and experiences result in better outcomes for all of our stakeholders and empowers our employees to make more meaningful contributions within our Company and communities. As individual employees offer their diverse perspectives and unique input, collaboration and teamwork lead to improved outcomes and innovation that can tangibly influence business results. In addition to valuing every unique viewpoint, we are committed to identifying and remediating inequities in compensation outcomes and promotion opportunities.
Premier Inclusion
Our diversity and inclusion strategy, “Premier Inclusion,” is designed to address diversity and inclusion from specific target areas: Data and Metrics, Recruitment, Training and Education, and Career Development. Each area encompasses different on-going activities to measure the progress of overall diversity and inclusion with the goal of continuous improvement. Success of initiatives and activities are measured across four areas:
•	Data and Metrics: We develop a diversity dashboard to gauge improvement on an annual basis across workforce demographics.
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Recruitment: Pacific Premier ensures recruiters receive and maintain certification as a Certified Diversity Recruiter through the AIRS program. Additionally, we partner with vendors who specialize in routing all job postings to boards that reach out to diverse populations.

•	Training and Education: We measure attendance and evaluate training feedback surveys.
•	Career Development: We advise leadership on learning and growth opportunities for all high potential employees.
Employee Engagement
In 2021, we conducted an Employee Inclusion Survey across all employees to gather sentiment and perception of our diversity and inclusion efforts. The companywide survey received generally favorable results on a rated scale of “strongly disagree” to “strongly agree.” The rated questions measured employee perception of the Company's valuation across inclusion, diversity, and belonging. The survey results serve as a baseline for understanding how beneficial our efforts to date have been and to uncover insights which will help tailor diversity and inclusion initiatives and interventions within our Premier Inclusion strategy.
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Investing in Our Human Capital
We endeavor to provide our employees with career growth opportunities instead of jobs, and as such, full-time employees comprise the majority of our staff. We encourage professional and personal development and offer our employees professional development and training opportunities as well as generous tuition reimbursement resources.
Ongoing COVID-19 Response
As COVID-19 extended into 2021, our priorities continued to be focused on employee safety, engagement, regulatory compliance, and employee support including the following offerings:
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Hybrid Remote Work Program: A new program was created for hybrid remote work that offered flexibility to all managers in implementing a schedule that works best for their respective departments. The program built on flexibility for teams to work in a way that made sense for them.

•	Pandemic Pay: We offered additional paid time off for COVID-related absences and to obtain the vaccine. We also provided testing to employees and their partners at no cost.
•	Vaccine Award Program: We offered employees a $100 award if they provided proof of fully vaccinated status.
Health & Safety
We offer a health and well-being program that provides resources supporting health, as well as financial, community, social, emotional, purpose, and career well-being. We also strive to provide each employee with a safe and healthy work environment. Violence and threatening behavior are not permitted. The Company has adopted a formal injury and illness prevention program, which consists of policies governing the safe and efficient conduct of business activities in compliance with local, state, and federal safety and health regulations and standards. The program covers all facilities and operations of the organization and addresses on-site emergencies, injuries and illnesses, and general safety procedures.
Compensation and Benefits
We are committed to offering competitive total compensation packages to our employees. We regularly compare compensation and benefits with peer companies and market data, making adjustments as needed to ensure compensation stays competitive. We also offer a wide array of benefits for our employees and their families. For 2021, we expanded both the breadth of employees receiving equity awards and the percentage of total compensation in the form of equity, thus deepening our organization's alignment with stockholder interest with a 60% increase of shares awarded to key staff members for the second consecutive year.
Please refer to our CSR Report for additional information regarding human capital resource management, including our initiatives around diversity, equity and inclusion, our response to the pandemic, and our promotion of the overall health and well-being of our employees. For a more complete description of the benefits offered to our employees, please refer to our Annual Report on Form 10-K.
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ENVIRONMENTAL, SOCIAL AND GOVERNANCE
Board Oversight
Our commitment to sustainability begins at the top of our organization with our Board. The Board has delegated to its Nominating and Governance Committee, which is composed entirely of independent directors, responsible for overseeing our strategy, policies and initiatives related to our ESG program. The Nominating and Governance Committee reviews and advises on the Company’s ESG policies and disclosures, oversees management’s implementation of ESG initiatives, and advises the Board on significant ESG-related matters. While the Nominating and Governance Committee is responsible for overall strategies, policies and initiatives related to ESG, specific aspects of ESG are overseen by other Board committees. For example, the Human Capital and Benefits Committee oversees strategy, initiatives and policies specific to diversity, equity and inclusion.
Program Management
In 2021, we created and filled the position of Director of ESG and Corporate Responsibility which reports directly to our Chairman and CEO. The Director of ESG and Corporate Responsibility coordinates the development and execution of strategic initiatives supporting the Company's focus on ESG-related issues. In these functions, the Director of ESG and Corporate Responsibility engages with a broad range of internal and external stakeholders, including our Board of Directors and Board Committees, clients, consumer advocates and community leaders. In addition, we created and filled the new position of Corporate Social Responsibility Officer. This position supports the Director of ESG and Corporate Responsibility in updating the Nominating and Governance Committee on ESG initiatives and developments. The Corporate Social Responsibility Officer also oversees the ESG reporting and disclosure process, monitors trends and best practices, supports existing ESG projects and helps develop new sustainability initiatives.

An ESG Management Group has also been established to support the Director of ESG and Corporate Responsibility, Corporate Social Responsibility Officer and senior management in development, implementation, and management of the Company’s ESG program. The ESG Management Group is chaired by the Director of ESG and Corporate Responsibility, and its membership includes key members of senior management across the organization, including our President and Chief Operating Officer, Chief Financial Officer, Chief Risk Officer, Chief Human Resources Officer, Chief Credit Officer, Chief Marketing Officer, Chief Information Security Officer, General Counsel, Director of Investor Relations, and our Corporate Social Responsibility Officer. The ESG Management Group operates as a steering committee with three working groups, including the: Sustainability Working Group (Environmental), the Social Responsibility Working Group (Social), and Governance & Disclosure Working Group (Governance).
In recognition of the importance of effectively managing climate-related risks, we have established a Climate Risk Working Group to oversee our approach to managing climate-related risks in alignment with our Enterprise Risk Management Framework. The Climate Risk Working Group is a cross-functional team that includes representation from Credit, Enterprise Risk Management, and ESG and Corporate Responsibility. A leader with our Portfolio Management group reporting to the Chief Credit Officer has been appointed to help lead and coordinate climate risk-related efforts.
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Commitment
We are committed to integrating ESG considerations across our business practices and operations. Our priority is to mitigate risk and improve performance, while optimizing positive impact on our business, society and environment. This includes making our operations more sustainable, fostering an inclusive workforce and addressing social and environmental issues in our communities.
For more details regarding our ESG initiatives, you are encouraged to read our inaugural CSR Report, which can be found on our website at www.ppbi.com under the “Investors” section.
COMPENSATION OF NON-EMPLOYEE DIRECTORS
Our compensation for our non-employee directors is designed to be competitive with other financial institutions that are similar in size, complexities or business models. Our Board of Directors, acting upon a recommendation from the Compensation Committee, annually determines the non-employee directors’ compensation for serving on the Board of Directors and its committees. Our CEO, the only employee director on the Board, does not receive any payment for his services as a director.
2021 Director Compensation
No changes to our non-employee director compensation structure were made in 2021. The Director’s Compensation Table below sets forth the current committee membership assignments, as well as the amounts earned or paid to each non-employee member of our Board of Directors during the year ended December 31, 2021. Individual compensation reflects the base cash and equity compensation, as well as incremental committee chairperson and membership fees, as applicable. Each director serves on at least one committee.
Aggregate Director Compensation in 2021. In accordance with applicable SEC rules and regulations, the following table reports all compensation the Company paid during 2021 to its non-employee directors.
2021 DIRECTOR COMPENSATION
Name	Fees Earned or Paid in Cash	Stock Awards(1)	Option Awards(1)	Changes In Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Ayad A. Fargo	$68,281	$66,000	$—	$—	$—	$134,281
Joseph L. Garrett	66,907	66,000	—	—	—	132,907
Jeffrey C. Jones	69,250	66,000	—	—	—	135,250
M. Christian Mitchell	81,750	66,000	—	—	—	147,750
George M. Pereira	8,563	—	—	—	—	8,563
Barbara S. Polsky	76,124	66,000	—	—	—	142,124
Zareh H. Sarrafian	75,000	66,000	—	—	—	141,000
Jaynie M. Studenmund	76,000	66,000	—	—	—	142,000
Cora M. Tellez	66,250	66,000	—	—	—	132,250
Richard C. Thomas	68,343	66,000	—	—	—	134,343
(1)
These amounts represent the aggregate grant date fair value of restricted stock granted in 2021, calculated in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are discussed in Note 16 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Fair value is based on 100% of the closing price per share of our common stock on the date of grant. At December 31, 2021, each of the non-employee directors named in the above table held 1,445 shares of restricted stock except for Mr. Pereira who did not hold any shares. In addition, at December 31, 2021, Mr. Garrett held options to acquire 25,000 shares of our common stock and Mr. Jones held options to acquire 15,000 shares of our common stock.

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Elements of Director Compensation
Compensation for our non-employee directors reflects a combination of cash (annual retainer fees and committee retainer fees) and equity (annual restricted stock awards), as outlined in the Schedule of Director Fees below. The chairpersons of the Board and each committee are also entitled to annual chairperson fees. Effective January 1, 2022, the compensation of our non-employees was updated to include a retainer for the Lead Independent Director and to make other changes as recommended by the Compensation Committee.
Summary of Annual Director Fees
	2021	Effective January 1, 2022
Director Fee:	$65,000	No change
Lead Independent Director Retainer	N/A	$40,000
Chairperson Fees:	$15,000 Audit Committee	$25,000 Audit Committee
	$10,000 Compensation Committee	$20,000 Compensation Committee
	$10,000 Enterprise Risk Committee	$20,000 Enterprise Risk Committee
	$7,500 Nominating and Governance Committee	$20,000 Nominating and Governance Committee
Committee Member Fees	$2,500 Audit Committee	$10,000 Audit Committee
	$1,000 Compensation Committee	$6,000 Compensation Committee
	$1,000 Enterprise Risk Committee	$6,000 Enterprise Risk Committee
	$750 Nominating and Governance Committee	$6,000 Nominating and Governance Committee
Equity Awards	$66,000 in shares of restricted stock	$75,000 in shares of restricted stock
Travel Expenses	Directors are eligible for reimbursement for their reasonable expenses incurred in connection with attendance at meetings or the performance of their director duties in accordance with Company policy	No change
Stock Compensation
Each non-employee director is eligible for a grant of shares of restricted stock issued from our Amended and Restated 2012 Long-Term Incentive Plan, as amended, as recommended by the Compensation Committee. The shares of restricted stock that the Company awards to its directors fully vest as of the first anniversary of the date of grant, subject to earlier vesting on termination of service in certain circumstances. On March 15, 2021, each of our non-employee directors serving at that time was granted 1,445 shares of restricted stock, which had a value of approximately $66,000 as of the date of grant, based upon the closing price of the Company’s common stock as of that date.
Health Insurance Benefits
Effective 2020, non-employee directors can no longer elect to receive insurance benefits from the Company, including long-term care insurance or health care insurance.
Deferred Compensation Plan
The Bank created a Directors’ Deferred Compensation Plan in September 2006 which allowed non-employee directors to defer Board of Directors’ fees and provided for additional contributions from any opt-out portion of the long-term care insurance plan. See “Health Insurance Benefits” under “Compensation of Non-Employee Directors.” As of December 2016, the Directors’ Deferred Compensation Plan was frozen such that no new contributions may be made and existing balances remain until distribution. The Directors’ Deferred Compensation Plan is unfunded. The Company is under no obligation to make matching contributions to the Directors’ Deferred Compensation Plan. The director’s account balance is payable upon retirement or resignation. The table below shows the totals for the Deferred Compensation Plan contributions and earnings for our directors for the year ended December 31, 2021.
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2021 NONQUALIFIED DIRECTOR DEFERRED COMPENSATION
Name	Aggregate Balance at Fiscal Year-End Prior to Last Fiscal Year-End($)	Director Contributions in Last Fiscal Year ($)	Contributions in Lieu of Health Insurance in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Ayad A. Fargo	$2,312	$—	$—	$—	$—	$2,312
Joseph L. Garrett	—	—	—	—	—	—
Jeffrey C. Jones	52,555	—	—	—	—	52,555
M. Christian Mitchell	—	—	—	—	—	—
George M. Pereira	—	—	—	—	—	—
Barbara S. Polsky	—	—	—	—	—	—
Zareh H. Sarrafian	—	—	—	—	—	—
Jaynie M. Studenmund	—	—	—	—	—	—
Cora M. Tellez	4,048	—	—	—	—	4,048
Stock Ownership Guidelines for Directors
The Board of Directors has adopted stock ownership guidelines for non-employee directors, which require that each non-employee director own shares of the Company’s common stock having a value of at least equal to five times the director’s annual cash retainer for service on the Board of the Company or the Bank Board (not including committee-related fees). New directors have five years after joining the Board of Directors or the Bank Board to meet the guidelines. Restricted stock and restricted stock units, and a portion of the shares that may be acquired by exercise of vested in-the-money stock options, are treated as stock ownership for this purpose. As of the date of this Proxy Statement, all directors met or exceeded the ownership guidelines to the extent applicable to them.
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PRINCIPAL HOLDERS OF COMMON STOCK
The following table sets forth information as to those persons or entities believed by management to be beneficial owners of more than 5% of the Company’s outstanding shares of common stock on the Record Date or as represented by the owner or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the SEC, in accordance with Sections 13(d) and 13(g) of the Exchange Act. Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that beneficially owns more than 5% of the Company’s common stock as of the Record Date.
	Amount and Nature of Beneficial Ownership	Percent of Class(1)
BlackRock Inc. 55 East 52nd Street New York, NY 10055	13,732,566(2)	14.46%
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	10,626,280(3)	11.19%
T. Rowe Price Associates, Inc. 100 East Pratt St. Baltimore, MD 21202	5,647,159(4)	5.95%
Dimensional Fund Advisors LP 6300 Bee Cave Road Austin, TX 78746	5,039,554(5)	5.31%
(1)	As of March 29, 2022, there were 94,984,637 shares of Company common stock outstanding on which “Percent of Class” in the above table is based.
(2)
As reported in a Schedule 13 G/A filed with the SEC on January 27, 2022 for the calendar year ended December 31, 2021, BlackRock Inc. reported having sole voting power over 13,563,063 shares and sole dispositive power over 13,732,566 shares.

(3)
As reported in a Schedule 13 G/A filed with the SEC on February 10, 2022 for the calendar year ended December 31, 2021, The Vanguard Group reported having sole voting power over 0 shares and sole dispositive power over 10,456,291 shares.

(4)
As reported in a Schedule 13 G/A filed with the SEC on February 14, 2022 for the calendar year ended December 31, 2021, T. Rowe Price Associates, Inc. reported having sole voting power over 1,408,013 shares and sole dispositive power over 5,647,159 shares.

(5)
As reported in a Schedule 13 G/A filed with the SEC on February 8, 2022 for the calendar year ended December 31, 2021, Dimensional Fund Advisors LP reported having sole voting power over 4,949,441 shares and sole dispositive power over 5,039,554 shares.

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SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
This table and the accompanying footnotes provide a summary of the beneficial ownership of our common stock as of the Record Date, by (i) our directors, (ii) our named executive officers, and (iii) all of our current directors and executive officers as a group. The following summary is based on information furnished by the respective directors and officers. Each person has sole voting and investment power with respect to the shares they beneficially own.
				Total Beneficial Ownership
	Common Stock	Restricted Stock(1)	Options Exercisable(2)	#(3)	%(4)
Name	A	B	C	D	E
Ayad A. Fargo	304,280	2,031	—	306,311	*
Joseph L. Garrett	81,044	2,031	25,000	108,075	*
Jeffrey C. Jones	133,678	2,031	15,000	150,709	*
Rose E. McKinney-James	—	—	—	—	*
M. Christian Mitchell	22,996	2,031	—	25,027	*
George M. Pereira	—	2,031	—	2,031	*
Barbara S. Polsky	4,948	2,031	—	6,979	*
Zareh H. Sarrafian	29,862	2,031	—	31,893	*
Jaynie M. Studenmund	9,148	2,031	—	11,179	*
Cora M. Tellez	23,401	2,031	—	25,432	*
Richard C. Thomas	10,702	2,031	—	12,733	*
Steven R. Gardner	333,353	151,521	—	484,874	*
Edward E. Wilcox	147,873	56,079	49,391	253,343	*
Ronald J. Nicolas, Jr.	48,414	51,547	—	99,961	*
Michael S. Karr	68,242	25,308	34,927	128,477	*
Thomas E. Rice	75,909	29,308	—	105,217	*
Stock ownership of all directors and executive officers as a group (25 persons)	1,449,657	479,598	129,318	2,058,573	2.16%
*	Represented less than 1% of outstanding shares.
(1)	In accordance with applicable SEC rules, shares of restricted stock constitute beneficial ownership because the holder has voting power, but not dispositive power.
(2)
In accordance with applicable SEC rules, stock options that are exercisable or will become exercisable, and restricted stock units that will be settled, within 60 days after the Record Date are included in this column.

(3)	The amounts are derived by adding shares, restricted stock and options exercisable listed in columns A, B and C of the table.
(4)
The amounts contained in column E are derived by dividing the amounts in column D of the table by (i) the total outstanding shares of 94,984,637 plus (ii) the amount in column C for that individual or the group, as applicable.

Delinquent Section 16(a) Reports
Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules and regulations, our directors and executive officers and any beneficial owners of more than 10% of any registered class of our equity securities, are required to file reports of their ownership, and any changes in that ownership, with the SEC. To our knowledge and based solely on our review of copies of these reports and on written representations from such reporting persons, we believe that during 2021, all such persons filed all ownership reports and reported all transactions on a timely basis.
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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Related Party Transaction Policy
Our Board has adopted a written policy governing the approval of related-party transactions, which we refer to as our RPT Policy. A “related party transaction” means any transaction, arrangement or relationship (including any indebtedness or guarantee of indebtedness) in which (i) the Company or any of its subsidiaries is or will be a participant, (ii) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and (iii) any “related party” (i.e., an executive officer, director, nominee for director, any stockholder owning more than 5% of any class of the Company’s voting securities, or an immediate family member of the any of these parties) has or will have a direct or indirect material interest. In summary, the RPT Policy provides that, unless a transaction is deemed to be pre-approved (such as compensation-related payments for services provided and routine banking-related services), each related party transaction must be approved by disinterested members of the Nominating and Governance Committee.
Insider Loans
Certain of our officers and directors, as well as their immediate family members and affiliates, are customers of, or have had transactions with us in the ordinary course of business. These transactions include deposits, loans and other financial services related transactions. Related party transactions are made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to us, and do not involve more than normal risk of collectability or present other features unfavorable to us. As of the date of this filing, no related party loans were categorized as nonaccrual, past due, restructured or potential problem loans.
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PROPOSAL NO. 2—APPROVE THE AMENDED AND RESTATED 2022 LONG-TERM INCENTIVE PLAN
Our Board of Directors Recommends a Vote “FOR” the approval of the Amended and Restated 2022 Long-Term Incentive Plan.
Our stockholders are being asked to approve the amendment and restatement of the Pacific Premier Bancorp, Inc. Amended and Restated 2022 Long-Term Incentive Plan (the “2022 Plan”) and the increase by 2,000,000 the number of shares reserved for issuance under the 2022 Plan. Upon the recommendation of our Compensation Committee, our Board unanimously approved the amendment and restatement of the 2022 Plan on April 11, 2022, subject to stockholder approval. If the amendment and restatement of the 2022 Plan is not approved, the Pacific Premier Bancorp, Inc. Amended and Restated 2012 Long-Term Incentive Plan (the “2012 Plan”) will continue under its current terms and the shares reserved for issuance will not increase. The discussion regarding this proposal is qualified in its entirety by reference to the complete text of the 2022 Plan, which is attached to this Proxy Statement as Appendix 1 and incorporated into this Proxy Statement by reference. We urge you to carefully read the 2022 Plan in its entirety because this summary may not contain all of the information about the 2022 Plan that may be important to you.
Summary of Proposal
As of December 31, 2021, there were 1,682,130 shares available for grant under the 2012 Plan. The Board determined that the number of shares remaining available under the 2012 Plan is not adequate for our current equity compensation needs and amended and restated the 2012 Plan as the 2022 Plan, subject to stockholder approval, to (i) increase the number of shares covered by, and reserved for issuance under, the plan by 2,000,000 Common Shares, (ii) make certain other amendments described in more detail below.
The Board believes the proposed amendments encompassed in the 2022 Plan will allow the Company to continue utilizing a broad array of equity incentives and performance cash incentives in order to secure and retain the services of employees of the Company and its subsidiaries, and to continue providing long term incentives that align the interests of employees with the interests of the Company’s stockholders. If this proposal is not approved and the shares authorization for awards is not increased, the Company believes that the shares authorized for issuance under the 2012 Plan will be depleted in 2022. Our Board is recommending the increase in authorized shares described above following multiple years of strong strategic and organic growth so that the Company will continue to have the ability to grant equity awards in order to attract and retain talented and motivated executive officers, other employees and non-employee directors, among other eligible participants in the 2022 Plan. As described in the Executive Compensation Discussion & Analysis, the Company grants both time and performance-based restricted stock units as part of the long-term incentive program, and does not currently grant stock options or stock appreciation rights.
Key Considerations in the Determination of the Number of Shares to Request
Our Compensation Committee determined that 2,000,000 additional shares would provide us the ability to continue compensating our executive officers and other key staff. In determining the number of shares to be authorized under the 2022 Plan, the Compensation Committee considered the following principal factors:
•	Number of Shares Available for Grant under 2012 Plan: As of December 31, 2021, 1,682,130 shares remained reserved and available for issuance under the 2012 Plan.
•
Number of Awards Outstanding: As of December 31, 2021, the following awards were outstanding under the 2012 Plan, options with respect to 201,456 shares with a weighted average exercise price of $16.40 and a weighted average remaining term of 2.90 years, and full value awards with respect to 1,365,778 shares.

•
Burn Rate: Burn rate measures the usage of shares for our stock plans as a percentage of our outstanding shares. For 2021, 2020 and 2019, our burn rates were approximately 0.57%, 1.00% and 0.70%, resulting in a three-year average burn rate of approximately 0.76%. The Compensation Committee believes that 2,000,000 additional shares are appropriate at this time to allow us to grant awards with a burn rate similar to our 2019-2021 burn rate for the next three years.

•
Overhang: As of December 31, 2021, 1,578,855 shares were subject to outstanding Company awards (213,077 options and 1,365,778 restricted shares and RSUs), resulting in an overhang of approximately 3.34%. If an additional 2,000,000 shares are reserved for issuance under the 2022 Plan, the overhang would be approximately 5.28%.

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•
Reliance on the 2022 Plan: As of May 23, 2022, the 2022 Plan will be the only active equity plan pursuant to which we can grant equity awards to incentivize our employees. We acquired the Heritage Oaks Bancorp, Inc. 2005 Equity Based Compensation Plan (the “2005 Plan”) and the Heritage Oaks Bancorp, Inc. 2015 Equity Based Compensation Plan (the “2015 Plan”) in our acquisition of Heritage Oaks Bancorp, Inc. on April 1, 2017. However, no further equity awards can be made from the 2005 Plan, and our Board has determined that, effective May 23, 2022, the 2015 Plan will be terminated such that no further awards can be made from the 2015 Plan.

Description of Other Changes to 2022 Plan
In addition to increasing the number of covered shares, the 2022 Plan includes other updated provisions that reflect changes in law and evolving governance practices, as summarized below.
•
Revised Change in Control Definition: The definition of “Change in Control” has been updated in the 2022 Plan so that it aligns with current market practices and the definitions used in our NEOs’ employment agreements.

•
Extension of Plan Term: The 2022 Plan clarifies that the plan’s term will expire on the tenth anniversary of the later of (i) the original effective date, and (ii) the most recent date upon which a majority of the Company’s stockholders vote to approve the 2022 Plan.

•	Minimum Vesting Period: The 2022 Plan adds a 1-year minimum vesting period to all awards, except with respect to up to 5% of the shares authorized for issuance under the 2022 Plan.
•
Restriction on Share Recycling: The 2012 Plan provided that shares underlying a stock option that are surrendered before exercise or that expire or terminate for any reason prior to exercise shall become available for reissuance under a new award. The 2022 Plan adds a limitation on share recycling wherein shares that have been either (i) tendered as payment to exercise a stock option, or (ii) withheld to cover the exercise price or tax withholding obligation of a stock option will not be available for reissuance under the 2022 Plan.

•
Retirement Treatment of Stock Options: Under the 2012 Plan, a participant who is granted stock options at least two years prior to such participant’s retirement would receive accelerated vesting of those stock options upon retirement. The accelerated vesting provision has been removed from the 2022 Plan, and the exercise period of vested stock options is extended for 12 months upon retirement.

•
Substitute Awards: The 2022 Plan permits the Compensation Committee to grant “Substitute Awards,” which replace awards that were granted by an acquired entity. The Substitute Awards do not reduce the number of shares available for grant under the 2022 Plan, and shares subject to Substitute Awards that are forfeited will not be added back to the share pool for the 2022 Plan.

•
Other Changes: Provisions in the 2012 Plan that applied only to awards intended to be “qualified performance-based compensation” under Section 162(m) of the Code have been removed in the 2022 Plan, as the exception to the limit on deductibility for certain compensation was eliminated in 2018 under the Tax Cuts and Jobs Act.

Description of the Principal Features of the 2022 Plan
Types of Awards
Grants under the 2022 Plan may be made in the form of stock options, restricted stock, restricted stock units (“RSUs”) and stock appreciation rights (“SARs”).
Number of Authorized Shares
Subject to adjustment as provided in the plan, 5,000,000 shares of common stock are currently authorized for issuance under the 2012 Plan, which is equal to approximately 5.3% of our outstanding shares of common stock as of the Record Date. Stockholders are being asked to authorize an additional 2,000,000 shares for future awards, which would result in an aggregate of 7,000,000 shares of common stock being authorized for issuance, which is equal to approximately 2.1% of our outstanding shares of common stock as of the Record Date. The Compensation Committee will also be permitted to grant awards in substitution of awards of an acquired entity, which will not reduce the shares available for grant under the 2022 Plan.
Change in Capitalization
In the event of any equity restructuring, merger, consolidation or the like such as a stock dividend, stock split, spinoff, rights offering or recapitalization, the Compensation Committee shall cause an equitable adjustment to be made (i) in the number and kind of shares of our common stock that may be delivered under the 2022 Plan and (ii) with respect to outstanding awards, in the number and kind of shares subject to outstanding awards, and the exercise price, grant price or other price of shares subject to outstanding awards.
Eligibility and Participation
Eligible participants include all officers, employees, directors, consultants and independent contractors of the Company and our subsidiaries, as determined by the Compensation Committee.
Transferability
Awards generally are restricted as to transferability although certain awards may be transferable by will or the laws of descent and distribution.
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Amendment and Termination
The 2022 Plan may be amended or terminated by our Board of Directors at any time and, subject to limitations under the 2022 Plan, the awards granted under the 2022 Plan may be amended by the Compensation Committee at any time, provided that no such action to the plan or an award may, without a participant's consent, adversely affect any previously granted award.
Effective Date and Duration
The 2022 Plan authorizes granting of awards for up to ten years following the date on which the 2022 Plan was most recently approved. The 2022 Plan will remain in effect with respect to outstanding awards until no awards remain outstanding.
Maximum Awards under the 2022 Plan
The Compensation Committee has the authority in its sole discretion to determine the type or types of awards made under the 2022 Plan. Under the 2022 Plan, no person may receive options or other awards denominated in shares of the Company's common stock relating to more than 400,000 shares (30,000 shares in the case of non-employee directors) of the Company's common stock in the aggregate in any calendar year. The maximum number of Common Shares that may be issued in connection with awards granted under the 2012 Plan that are intended to qualify as incentive stock options under Section 422 of the Code is equal to the number of shares available under the 2022 Plan.
Types of Awards
The following is a general description of the types of awards that may be granted under the 2022 Plan. Terms and conditions of awards will be determined on a grant-by-grant basis by the Compensation Committee, subject to the limitations contained in the 2022 Plan. The 2022 Plan includes a 1-year minimum vesting requirement on all awards, except with respect to up to 5% of the shares authorized for issuance under the 2022 Plan.
Restricted Stock
The Compensation Committee is authorized to award restricted stock under the 2022 Plan. Restricted stock is an award that is non-transferable and subject to a substantial risk of forfeiture until vesting conditions, which can be related to continued service or other conditions established by the Compensation Committee, are satisfied. Prior to vesting, holders of restricted stock may receive dividends and voting rights. If the vesting conditions are not satisfied, the participant forfeits the shares.
Unless accelerated under certain circumstances, the restrictions imposed on shares shall lapse in accordance with the vesting requirements specified by the Compensation Committee in an applicable award agreement. Such vesting requirements may be based on the continued employment of the participant with the Company for a specified time period, or upon the attainment of specified business goals or measures established by the Compensation Committee in its sole discretion. Notwithstanding the general rule described above, and subject to certain limitations, a participant's restricted stock award shall vest immediately upon the participant's death while in the employ of the Company, the participant's termination of employment as a result of disability, or upon the participant's termination without cause or the participant's resignation with good reason within two years of a change in control, except as determined in the sole discretion of the Compensation Committee and set forth in an applicable award agreement.
Restricted Stock Units
The Compensation Committee is authorized to award RSUs under the 2022 Plan. The restrictions imposed on units granted under an RSU award shall lapse in accordance with the vesting requirements specified by the Compensation Committee in an applicable RSU agreement, except as provided below. Such vesting requirements may be based on the continued employment of the recipient with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Compensation Committee in its sole discretion, in either case as set forth in the RSU agreement. A recipient's RSU award will immediately vest upon the recipient's death while in the employ of the Company, the recipient's termination of employment with the Company as a result of disability, or upon the recipient's termination without cause or resignation with good reason within two years of a change in control, in each case except as determined in the sole discretion of the Compensation Committee and set forth in an applicable RSU agreement.
RSUs awarded to any recipient will be subject to forfeiture until the vesting requirements have been met. RSUs granted under any RSU award may not be transferred, assigned or subject to any encumbrance, pledged, or charged until all applicable restrictions are removed or have expired, unless otherwise allowed by the Compensation Committee. Failure to satisfy any applicable restrictions shall result in the subject units of the RSU award being forfeited and returned to the Company, with any purchase price paid by the recipient to be refunded, unless otherwise provided by the Compensation Committee.
A recipient has no voting rights with respect to any RSU. At the discretion of the Compensation Committee, each RSU may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock. If credited, dividend will be withheld by the Company for the recipient's account, without interest (unless otherwise provided in the RSU agreement). Dividends credited to a recipient's account and attributable to any particular RSU will be distributed in cash or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to the amount of such dividend and earnings, if applicable, to the recipient upon settlement of such RSU and, if such RSU is forfeited, the recipient will also forfeit the right to such dividend.
Upon the expiration of the restricted period with respect to any outstanding RSU, the Company will deliver to the recipient, or his or her beneficiary, without charge, one share of common stock for each such outstanding RSU and cash equal to any dividend credited with respect to each such vested RSU and the interest thereon, if any, or, at the discretion of the Compensation Committee, in shares of common stock having a fair market value equal to such credited dividend and the interest thereon, if any; provided, however, that, if explicitly provided in the applicable RSU agreement, the Compensation Committee may, in its sole discretion, elect to pay cash or part cash and part common stock in lieu of delivering only shares of common stock for vested RSUs. If a cash payment is made in lieu of delivering shares of common stock, the amount of such payment will be equal to the fair market value of the common stock as of the date on which the restricted period lapsed with respect to each vested RSU.
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Stock Options
The Compensation Committee may grant incentive stock options (“ISOs”) or nonqualified stock options (“NQSOs”) under the 2022 Plan. The exercise price for each such award will be at least equal to 100% of the fair market value of a share of common stock on the date of grant (110% of fair market value in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). Options will expire at such times and will have such other terms and conditions as the Compensation Committee may determine at the time of grant; provided, however, that no option may be exercisable later than the tenth anniversary of its grant (fifth anniversary in the case of an ISO granted to a person who owns more than 10% of the voting power of all classes of stock of the Company or any subsidiary). The exercise price of options granted under the 2022 Plan generally may be paid in cash or check. The Compensation Committee may, in its discretion, permit a participant to exercise vested and exercisable options by surrendering an amount of common stock already owned by the participant equal to the options' exercise price.
ISOs and NQSOs generally shall vest and be exercisable in full on the third (3rd) anniversary of the date of grant, unless otherwise determined in the sole discretion of the Compensation Committee. No vesting shall occur on or after the date that a participant's employment or personal services contract with the Company terminates for any reason, except as may be set forth in the applicable award agreement. Notwithstanding the general rule described above, and subject to certain limitations, a participant's options shall vest immediately upon death, disability or upon the participant's termination without cause or resignation with good reason within two years of a change in control, except as determined in the sole discretion of the Compensation Committee and set forth in an applicable Award Agreement.
Stock Appreciation Rights
The Compensation Committee is authorized to award SARs under the 2022 Plan. A SAR will represent a right to receive a payment in cash, shares, or a combination thereof, equal to the excess of the fair market value of a specified number of shares on the date the SAR is exercised over an amount which will be no less than the fair market value on the date the SAR was granted (or the option price for SARs granted in tandem with an option). Each SAR agreement will specify the exercise price, the duration of the SAR, the number of shares to which the rights pertain, the form of payment of the SAR upon exercise, whether the SAR is granted in tandem with the grant of a stock option or is freestanding, and such other provisions as the Compensation Committee may determine. SARs will be exercisable at such times and be subject to such restrictions and conditions as the Compensation Committee will approve and be set forth in the award agreement, which need not be the same for each grant or each participant.
Each SAR generally will vest ratably until the third anniversary after the date of grant of the SAR. A recipient's SAR award will immediately vest upon (i) the recipient's death while in the employ of the Company, (ii) the recipient's termination of employment with the Company as a result of disability, (iii) the recipient's termination without cause or resignation with good reason within two years of a change in control, in each case except as determined in the sole discretion of the Compensation Committee and set forth in an applicable SAR agreement.
SARs granted in tandem with the grant of a stock option may be exercised for all or part of the shares subject to the related option upon the surrender of the right to exercise the equivalent portion of the related option. SARs granted in tandem with the grant of a stock option may be exercised only with respect to the shares for which the related option is then exercisable.
With respect to SARs granted in tandem with an incentive stock option, such SAR will expire no later than the expiration of the underlying incentive stock option. In addition, the value of the payout with respect to such SAR may be for no more than 100% of the difference between the exercise price for the underlying option and the fair market value of the shares subject to the option at the time the SAR is exercised. SARs granted independently from the grant of a stock option may be exercised upon the terms and conditions stated in the applicable award agreement.
Award agreements for SARs will set forth the extent to which the participant will have the right to exercise SARs following termination of employment. Such provisions will be determined in the sole discretion of the Compensation Committee and need not be uniform among all the SARs granted and may reflect distinctions based on the reasons for termination of employment. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated, other than by will or by the laws of descent and distribution, unless otherwise determined by the Compensation Committee in its discretion. SARs granted in tandem with an incentive stock option will be exercisable during the participant's lifetime only by such participant.
New Plan Benefits Table
All 2022 Plan awards are granted at the Compensation Committee’s discretion, subject to the limitations contained in the 2022 Plan. Therefore, future benefits and amounts that will be received or allocated under the 2022 Plan are not presently determinable. For information with respect to equity grants made to our NEOs during the year ended December 31, 2021 under the 2012 Plan, please see the section entitled “Grants of Plan-Based Awards in 2021”. As of March 29, 2022, the fair market value of a share of our common stock (as determined by the closing price quoted by the NASDAQ Global Select Market on that date) was $37.44.
Certain U.S. Federal Income Tax Consequences
Set forth below is a summary discussion of the United States federal income tax consequences associated with the grant of awards pursuant to the 2022 Plan. The following discussion is not intended to be exhaustive and reference is made to the Code, and the regulations and interpretations issued thereunder for a complete statement of all relevant federal tax consequences. This summary does not describe the state, local or foreign tax consequences that may be associated with the grant of awards under the 2022 Plan.
Incentive Stock Options
In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are issued to a participant pursuant to the exercise of an ISO, then, generally (i) the participant will not realize ordinary income with respect to the exercise of the option, (ii) upon sale of the underlying
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shares acquired upon the exercise of an ISO, any amount realized in excess of the exercise price paid for the shares will be taxed to the participant as capital gain and (iii) the Company will not be entitled to a compensation deduction. The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the purchase price generally will, however, constitute an item which increases the participant's income for purposes of the alternative minimum tax. However, if the participant disposes of the shares acquired on exercise of ISO before the later of the second anniversary of the date of grant or one year after the receipt of the shares by the participant (a “Disqualifying Disposition”), the participant generally would include in ordinary income in the year of the Disqualifying Disposition an amount equal to the excess of the fair market value of the shares at the time of exercise (or, if less, the amount realized on the disposition of the shares), over the exercise price paid for the shares. If ordinary income is recognized due to a Disqualifying Disposition, the Company would generally be entitled to a compensation deduction in the same amount. Subject to certain exceptions, an ISO generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, it will be treated for tax purposes as an NQSO, as discussed below.
Nonqualified Stock Options
In general, no taxable income is realized by a participant upon the grant of an NQSO. Upon exercise of an NQSO, the participant generally would include in ordinary income at the time of exercise an amount equal to the excess, if any, of the fair market value of the shares at the time of exercise over the exercise price paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a compensation deduction in the same amount. In the event of a subsequent sale of shares received upon the exercise of an NQSO, any appreciation after the date on which taxable income is realized by the participant in respect of the option exercise should be taxed as capital gain in an amount equal to the excess of the sales proceeds for the shares over the participant's basis in such shares. The participant's basis in the shares will generally equal the amount paid for the shares plus the amount included in ordinary income by the participant upon exercise of the NQSO.
Restricted Stock
In general, a participant will not recognize any income upon the grant of restricted stock, unless the participant elects under Section 83(b) of the Code, within thirty days of such grant, to recognize ordinary income in an amount equal to the fair market value of the restricted stock at the time of grant, less any amount paid for the shares. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. If the election is not made, the participant will generally recognize ordinary income on the date that the restrictions to which the restricted stock lapse, in an amount equal to the fair market value of such shares on such date, less any amount paid for the shares. At the time the participant recognizes ordinary income, the Company generally will be entitled to a deduction in the same amount. Generally, upon a sale or other disposition of restricted stock with respect to which the participant has recognized ordinary income (i.e., where a Section 83(b) election was previously made or the restrictions were previously removed), the participant will recognize capital gain or loss in an amount equal to the difference between the amount realized on such sale or other disposition and the participant's basis in such shares.
Restricted Stock Units
In general, a recipient who is awarded RSUs will not recognize taxable income upon receipt. When a recipient receives payment for an award of RSUs in shares or cash, the fair market value of the shares or the amount of cash received will be taxed to the participant at ordinary income rates. However, if any shares used to pay out RSUs are nontransferable and subject to a substantial risk of forfeiture, the taxable event is deferred until either the restriction on transferability or the risk of forfeiture lapses.
Stock Appreciation Rights
In general, the grant of a SAR will not result in income for the participant or in a tax deduction for the Company. Upon the settlement of a SAR, the participant will recognize ordinary income equal to the aggregate value of the payment received, and the Company generally will be entitled to a tax deduction at such time in the same amount.
Vote Required and Board Recommendation
A majority of the votes duly cast in person or by proxy by the stockholders at the Meeting is required to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specific in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.
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PROPOSAL NO. 3—ADVISORY APPROVAL OF OUR EXECUTIVE COMPENSATION
The Board of Directors Recommends a Vote “FOR” the Approval of the Compensation of our Named Executive Officers, as Disclosed in this Proxy Statement.
Our advisory vote on executive compensation (otherwise known as “Say on Pay”) is held annually. This vote provides our stockholders the opportunity to vote to approve, on an advisory basis, the compensation of our Named Executive Officers (“NEOs”) as further described in the “Compensation Discussion and Analysis” section of this Proxy Statement, including the accompanying compensation tables and narrative discussion therein. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement.
We ask our stockholders to indicate their support for our executive compensation program for our NEOs and vote FOR the following resolution at the Annual Meeting:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED.”
Because your vote is advisory, it will not be binding upon the Board or the Compensation Committee and may not be construed as overruling any decision by the Board or the Compensation Committee. However, the Board and Compensation Committee value the opinion of our stockholders and will take into consideration the outcome of this advisory vote when considering future executive compensation arrangements.
Stockholders are encouraged to carefully review the following “Compensation Discussion and Analysis” and “Compensation for Named Executive Officers” sections for a detailed discussion of our executive compensation program for our NEOs.
Vote Required
Your vote on this proposal is an advisory vote, which means that the Company and the Board are not required to take any action based on the outcome of the vote. However, the Compensation Committee will consider the vote of our stockholders on this proposal when determining the nature and scope of future executive compensation programs.
The affirmative vote of holders of the majority of the shares for which votes on the proposal are cast at the Annual Meeting is needed to approve this proposal on a non-binding advisory basis. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.
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EXECUTIVE COMPENSATION DISCUSSION & ANALYSIS
In this Executive Compensation Discussion & Analysis, or CD&A, we explain our 2021 compensation program for our CEO, our CFO and our three highest paid other executive officers, whom we collectively refer to as our NEOs. The Compensation Committee of our Board has designed our NEO compensation program to align executive compensation with the Company’s achievement of its strategic objectives, its financial performance and the creation of long-term value for our stockholders. In designing our NEO compensation program, the Compensation Committee is mindful of the perspectives our key stakeholders may have with respect to matters regarding executive compensation.
Coupled with our organic growth strategy, strategic acquisitions historically have been and continue to be a key component of our overall growth strategy. As such, effective execution and integration of our strategic acquisitions play an important role in our Company's success and NEO compensation decisions. This was particularly true in 2021, as we continued to focus on gaining operational efficiencies through acquisitions, particularly our 2020 Opus Bank acquisition, which was the largest acquisition in our history, to enhance our organic growth opportunities, to continue to diversify our revenue sources, and to further realize the benefits from greater scale. The charts below reflect our growth since 2016 and demonstrate the success of our strategy as highlighted by the impact that our asset growth has had on our tangible book value per share and total revenue, as well as our efficiency ratio, all of which drive our long-term stockholder value creation.

Total Assets ($ in millions)
39% CAGR
$4,036
$8,025
$11,487
$11,776
$19,737
$21,094
2016
2017
2018
2019
2020
2021
Tangible Book Value per Share (1) w/Dividends
13% CAGR
$12.51
$15.26
$16.97
$18.84
$0.88
$18.65
$1.91
$20.29
$3.20
2016
2017
2018
2019
2020
2021
Total Revenue ($ in millions)
Efficiency Ratio (1)
$173
$279
$424
$483
$646
$770
53.6%
51.0%
51.6%
50.8%
49.8%
48.4%
2016
2017
2018
2019
2020
2021

(1) Please refer to the “GAAP Reconciliations” included at Annex A to this Proxy Statement with respect to our presentation of tangible book value per share and efficiency ratio.
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In designing our NEO compensation program, our Compensation Committee focused on balancing the desire to compensate and reward our NEOs for results that align with our strategic objectives, with ensuring that our NEO compensation program does not create incentives that promote undue risk-taking for our organization. The Compensation Committee believes that tying a significant portion of our NEOs’ overall compensation to our long-term profitability and the long-term performance of our stock as compared to our peers provides a meaningful balance between these objectives.
The following graphic highlights the key factors and outcomes with respect to our NEO compensation program for 2021.
Executive Compensation At-A-Glance
Named Executive Officers

Steven R. Gardner: Chairman of the Board, President and CEO of the Company and Chairman of the Board and CEO of the Bank
Edward E. Wilcox: President and COO of the Bank
Ronald J. Nicolas, Jr.: Senior EVP and CFO of the Company and the Bank
Michael S. Karr: Senior EVP and Chief Risk Officer of the Bank
Thomas E. Rice: Senior EVP and Chief Innovation Officer of the Bank

2021 Company Highlights

2021 Financials Reflect Record Financial Performance
• Total Revenue increased 19% to record $770 million.
• Total assets increased to $21 billion as of December 31, 2021.
• Realized operational efficiencies and synergies from Opus acquisition as 2021 efficiency ratio improved to 48.4%.
• Enhanced Treasury Management products and modernized online business banking platform with continued technology investments.
• Tangible Book Value per common share increased 9% from 2020 and returned $140 million in capital to stockholders.

2021 Executive Compensation Highlights

2021 Say-on-Pay Results: 97.7% approval of compensation program.
Stockholder Outreach: Continued and enhanced stockholder outreach program, engaging with institutional holders representing approximately 74% of outstanding shares.
CEO Variable and “At Risk” Pay: 85% of CEO’s total compensation.
2021 Annual Incentive Cash Payments: Paid out at 147% of target.
Long-Term Incentives:
• 50% time-based restricted stock
• 50% performance-based restricted stock units

2021 Financial Highlights
Net Income $340 million Earnings per Common Share $3.58 ROAA* 1.66% ROATCE* 19.30% TSR and Ranking vs. KBW Regional Bank Index** 3-year Total Shareholder Return 22% Outperformance to KBW Regional Bank
*	The indicated metrics have been adjusted for merger-related costs. Please refer to the “GAAP Reconciliations” included in Annex A to this Proxy Statement.
**	Total shareholder return (TSR) assumes dividends paid during the performance period are reinvested and is relative to the total shareholder return of the KBW Regional Bank Index over the same period.
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EXECUTIVE COMPENSATION PHILOSOPHY
Executive Compensation Program Principles. Our Compensation Committee has established three key principles that provide the framework for our executive compensation program:
Alignment with Stockholder Interests. Our executives’ interests should be aligned with the interests of our stockholders.
• Executive compensation is tied to financial performance and achievement of strategic goals. Key components of NEO and executive officer compensation are earned only if certain financial and non-financial objectives that our Board and Compensation Committee have identified as value-enhancing are achieved.
• Equity-based compensation comprises over 69% of our CEO's compensation.
• Stock ownership requirements. Our executive stock ownership guidelines require our NEOs to accumulate and maintain a meaningful position in shares of Company common stock to strengthen the alignment of their interests with those of long-term stockholders.
• Disincentives for excessive risk-taking. We believe that our executive compensation program is designed to balance risk and financial results in a manner that does not encourage imprudent risk-taking. Key design features include our “clawback” policy and our restrictions against hedging and pledging of our stock.

Pay for Performance. Executive pay should be linked to achieving our long-term and short-term business goals.
• Compensation is tied to financial metrics that further our strategic plan. Both short-term and long-term performance goals are focused on our key financial metrics and strategic plans, which may take several quarters or years to realize.
• Significant portion of executive pay is variable and performance-based. Approximately 85% of our CEO's target pay is delivered through annual and long-term incentives.
• Focus on both short-term and long-term performance. We deliver incentive-based compensation both as annual cash and longer-term, equity-based awards predicated on achieving prospective financial goals.
• Performance is evaluated based on Stockholder Value, Profitability, and Risk Management. The Compensation Committee annually establishes specific performance metrics which are linked to short- and long-term incentive compensation outcomes and how well we perform relative to the industry and our peers.

Attract and Retain Key Executives.
Our executive compensation program should provide competitive pay in order to attract and retain executives who are capable and motivated to help us continue to grow and prudently manage our business.

• Peer group and financial industry survey data used to ensure pay is competitive in the broader labor market. Our Compensation Committee reviews executive compensation levels paid by members of our peer group based on available data, as well as data for the broader financial industry from our compensation consultant, with the dual goals of paying total compensation at a level commensurate with how well we perform and rewarding our executives for achieving strategic goals while maintaining discipline and prudence.
• Executives must remain with the Company to receive incentive compensation. Long-term incentive compensation makes up a large portion of executive compensation packages; approximately 67% of the long-term incentive compensation does not vest, if at all, for three years.

Our executive compensation program is designed with these principles in mind. This philosophy guides our Compensation Committee in all decisions regarding executive compensation.
Compensation Governance and Best Practices. Our Compensation Committee regularly reviews our compensation practices and policies to ensure that they further our executive compensation philosophy and reduce unnecessary risk. The following table summarizes our executive compensation plan features and what we believe are “best practices” in terms of designing and administering the plan.
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WHAT WE DO:	WHAT WE DON’T DO:
Align short-term and long-term incentive plan targets with business goals and stockholder interests	Provide any tax gross-up payments
Conduct annual say-on-pay advisory vote	Reward executives for taking excessive, inappropriate or unnecessary risk
Conduct stockholder outreach to solicit feedback and discuss our compensation practices	Allow the repricing or backdating of equity awards
Retain an independent compensation consultant to advise our Compensation Committee	Provide multi-year guaranteed salary increases or non- performance bonus arrangements
Use performance metrics that compare our performance to an external benchmark	Rely exclusively on total stockholder return as our only performance metric
Maintain a “clawback” policy that applies to NEOs and other senior executives	Award incentives for below-threshold performance
Maintain a robust stock ownership policy for executive officers	Pay dividends on unearned or unvested performance-based equity awards
Re-evaluate and update the composition of our peer group regularly, particularly in light of our recent significant growth	Permit hedging and pledging of our stock by executives
Limit vesting of performance-based RSUs in the event the performance results are negative	Have single trigger vesting on our equity and equity-based awards
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PAY FOR PERFORMANCE AND PAY AT RISK
We strive to ensure that there is long-term alignment between NEO pay and Company performance, and we monitor CEO pay as it relates to our performance to ensure this alignment.
We believe that a significant portion of our NEOs’ total compensation should be “performance-based” and “at risk,” meaning that its payment or vesting is based upon the achievement of predefined financial and performance metrics. We also believe that a significant portion should be variable, meaning that the actual compensation will increase or decrease based on the achievement of performance metrics or the performance and/or the performance of our stock. We also believe that equity should comprise the larger component of our variable pay to provide alignment with our shareholders and provide retention through multi-year vesting.
A significant portion of pay at risk motivates our executives to achieve performance goals and create value for our stockholders. The annual incentive bonus rewards are earned by our NEOs for the achievement of short-term performance goals and how well we perform relative to the industry and our peers. The amount paid is tied to the level of achieved performance, with higher payout levels reflecting superior performance. The long-term performance-based, equity-based awards reward our executives for achieving long-term performance goals and increasing stockholder value. A portion of our long-term incentives are also tied to our performance relative to an industry index.
As reflected in the charts that follow, 85% of our CEO’s target total 2021 compensation was variable or “at risk,” and an average of 77% of our CFO and the Bank President and 64% of our other NEOs’ total 2021 compensation was variable or “at risk.”

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HOW EXECUTIVE COMPENSATION DECISIONS ARE MADE
Compensation decisions for the NEOs are made by our Compensation Committee, considering input from management, information from the Committee’s independent compensation consultant, and considering compensation practices of a peer group of similarly-sized companies in our industry and survey data for our industry in general. The role of each in our executive compensation program is described below.

COMPENSATION COMMITTEE

 • Composed of only independent directors under NASDAQ rules.
 • Makes all determinations with respect to executive compensation program, with approval from Board where required (including for approval of CEO pay).
 • Annually reviews executive compensation policies and practices.
 • Determines whether proposed goals or structure of awards might have inadvertent effect of encouraging excessive risk or other undesirable behavior.
 • Reviews independence and potential conflict of interest of advisors under applicable NASDAQ listing standards and SEC rules on an annual basis.

Compensation Consultant*

• Our independent compensation consultant assists the Compensation Committee in designing and evaluating our compensation program for NEOs.
• Beginning in May 2021, we retained Meridian Compensation Partners, LLC, an independent consulting firm specializing in compensation program design and evaluation with significant experience in the financial services industry,as compensation consultant (replacing Willis Towers Watson (WTW)).

Management

• Provides information and recommendations to the Compensation Committee with respect to executive compensation design.
• Updates Compensation Committee on Company performance.
• Provides information to the independent consultant.
• CEO reviews performance of NEOs other than himself.

Market Benchmarking

• Includes data from a peer group of publicly traded banks of similar size, developed in conjunction with the Committee's independent compensation consultant and reviewed annually.
• Survey data from the broader financial industry is also reviewed in order to consider the marketplace from which we attract talent and can potentially lose talent.

*
In 2021, based on its review and information provided by WTW and Meridian regarding the provision of services, fees, policies and procedures, the presence of any conflicts of interest, ownership of the Company’s stock, and other relevant factors, the Compensation Committee concluded that engaging WTW and Meridian raised no conflicts of interest concerns, and WTW and Meridian were deemed to be independent for purposes of providing services as an advisor to the Compensation Committee.

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2021 Peer Group
In 2020, the Compensation Committee, with Willis Towers Watson’s assistance, reviewed and updated our Peer Group, which is presented below, to reflect the significant growth of the Company during the year due to the acquisition of Opus, which nearly doubled the consolidated assets of the Company. At the time of selection, the Company approximated the median of this Peer Group on the basis of total assets and market capitalization. This Peer Group was utilized in making compensation decisions with respect to 2021.
2021 PEER GROUP

Bank OZK*
BankUnited, Inc.*
Banner Corporation
Berkshire Hills Bancorp, Inc.
Cadence Bancorporation*
Cathay General Bancorp*
Columbia Banking System, Inc.*
Community Bank System, Inc.*
Cullen/Frost Bankers, Inc.*
CVB Financial Corp.*
Glacier Bancorp, Inc.*
Great Western Bancorp, Inc.

Hilltop Holdings, Inc.
Hope Bancorp, Inc.*
Independent Bank Group, Inc.
International Bancshares Corporation
PacWest Bancorp*
Pinnacle Financial Partners, Inc.*
Prosperity Bancshares, Inc.*
Texas Capital Bancshares, Inc.*
Umpqua Holdings Corporation
Valley National Bancorp*
Western Alliance Bancorporation*
Wintrust Financial Corporation*

*	Also a member of KRX Index composite as of December 31, 2021.
2022 Peer Group
In late 2021, the Compensation Committee reviewed the Peer Group with Meridian, its new compensation consultant. After this review, the Compensation Committee updated the Peer Group to reflect (i) industry and business mix (regional banks that are exchange traded), (ii) total assets between $10 and $55 billion, (iii) principal place of business and primary markets, and (iv) other factors including business model and M&A activity. The Compensation Committee adopted a revised Peer Group of 22 banks (which included six newly added peers) for use in making compensation decisions with respect to 2022. The Company approximated the median of this Peer Group on the basis of total assets and market capitalization.
2022 PEER GROUP

Ameris Bancorp*
Atlantic Union Banksares Corporation*
Bank OZK*
BankUnited, Inc.*
Banner Corporation
Cathay General Bancorp*
Columbia Banking System, Inc.*
Commerce Bancshares, Inc.*
CVB Financial Corp.*
First Financial Bancorp.*
F.N.B. Corporation*

Hilltop Holdings, Inc.
Hope Bancorp, Inc.*
Independent Bank Group, Inc.
PacWest Bancorp*
Pinnacle Financial Partners, Inc.*
Prosperity Bancshares, Inc.*
Texas Capital Bancshares, Inc.*
UMB Financial Corporation*
Umpqua Holdings Corporation
Valley National Bancorp*
Western Alliance Bancorporation*

*	Also a member of KRX Index composite as of December 31, 2021.
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STOCKHOLDER OUTREACH AND “SAY-ON-PAY”
We provide our stockholders the ability to annually cast their advisory vote on the compensation of our NEOs. In 2021, we received a 97.7% affirmative vote for “say on pay,” an improvement from the 81.4% affirmative vote for “say on pay” that we received in 2020, and the 94.7% affirmative vote in 2019. We believe that this level of support shows an endorsement of our NEO compensation practices and governance features, as well as our enhanced stockholder engagement efforts.
During 2021 we continued to review our NEO compensation plan design and governance practices, as well as the composition of our peer group, in order to ensure continued alignment with our compensation philosophy and stockholder interests.
Based in part on our stockholder outreach initiatives over the past few years, we have taken certain actions to make sure our NEO compensation program more closely aligns our performance to stockholder interests, including implementing “double trigger” accelerated vesting provisions for our equity incentive awards and adopting and implementing an incentive compensation “clawback” policy, as well as extending our common stock ownership requirements to all of our NEOs. We have received mostly positive feedback with respect to our executive compensation program, particularly with respect to these recent changes.
During the course of 2021, we engaged directly with our top institutional stockholders, representing in the aggregate approximately 74% of our outstanding shares of common stock (as of September 30, 2021), on a range of topics related to long-term stockholder value, including our ESG initiatives and executive compensation matters. The table below summarizes the feedback we received from these stockholders.
FEEDBACK THEMES - 2020 to 2021	ACTIONS IMPLEMENTED - 2020 TO 2021
Readability of executive compensation disclosure.	We enhanced our compensation disclosure in the 2021 and 2022 CD&A to improve clarity of our compensation programs.
Transparency of annual discretionary cash incentive bonuses paid to two NEOs.	We transitioned two NEOs to our formula-based annual incentive bonus program, which is described in this Proxy Statement.
Linkage between performance and earned incentive compensation.
We continuously evaluate the pay-for-performance elements of our compensation program to determine whether compensation properly reflects our performance on a standalone basis an in the market. The Compensation Committee's consultant also conducts a pay-for-performance assessment that analyzes the relationship between CEO pay and performance.

In 2021, our results reflected the success of our long-term strategy, and our compensation program rewarded our NEOs in line with these results.

Alignment of performance metrics subject to incentives to Company and shareholder value.
The Compensation Committee considers many different measurements of our performance to determine which measurements will best align our incentives with our financial results and drive value to our shareholders. These types of performance metrics used in our performance-based incentive programs are re-evaluated each year.

In 2021, we simplified the annual incentive bonus program to change the relative modifier for ROATCE to a weighted component and changed the pass/fail Regulatory Risk Management metric to a negative adjustment. We also eliminated the relative ROAA modifier. We believe that the addition of the relative performance metric, which applies to 20% of the annual incentive target, more directly aligns the compensation of our NEOs with shareholder value.

We intend to continue this open discussion regarding our compensation program and to take our stockholder feedback into consideration when evaluating our compensation program and making compensation decisions.
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ELEMENTS OF EXECUTIVE COMPENSATION PROGRAM
Our executive compensation program consists of the following key components. The Compensation Committee reviews these components and effectiveness of our pay program annually.
Portion of CEO Targeted Direct Compensation	Portion of Other NEO Average Targeted Direct Compensation	Purpose and Key Features
Base Salary

• Purpose: Attraction and Retention of Key Executives.
• Provides a fixed level of compensation for performing essential job functions.
• Level of base salary reflects each NEO’s level of responsibility, leadership, tenure, qualifications, and the competitive marketplace for executive talent in our industry.
• Reviewed annually and adjusted, if appropriate.

Annual Cash Incentive Award

• Purpose: Attraction, Retention, and Competitive Pay for Key Executives / Linkage to Achieving Short-Term Business Goals.
• Motivates NEOs to achieve our short-term business objectives while providing flexibility to respond to opportunities and market conditions.
• 2021 performance goals under the formula-based annual incentive include diluted earnings per share (weighted 40%), loan growth (weighted 20%), non-maturity deposit growth (weighted 20%), and relative ROATCE (weighted 20%).
• Annual cash incentive awards are capped at 150% of target levels.
• Compensation Committee can exercise negative discretion if a qualitative factor related to risk management and compliance is not achieved.

Long-Term Incentives

• Purpose: Alignment with Stockholder Interests / Linkage to Achieve Long-Term Business Goals / Attraction, Retention, and Competitive Pay for Key Executives.
• Motivates NEOs to achieve our long-term business objectives by tying incentive to long-term metrics and tying value of incentive to value of stock.
• 50% in the form of Restricted Stock Awards (RSAs) and 50% in the form of Performance-Based Restricted Stock Units (RSUs).
• RSAs vest based on time, 1/3 on each anniversary of the date of grant.
• RSUs vest based on the achievement of performance goals at the end of a 3-year performance period.
• RSU performance goals are based 50% on rTSR percentile compared to the KRX, 25% on average ROAA percentile compared to the KRX, and 25% on average ROATCE percentile compared to the KRX.
• Payout following the third anniversary of the date of grant ranging between 0% and 200% of a target award. If the Company's KRX rating is below the 25th percentile for any performance metric, vesting for that portion of the award will be 0% .

Other Benefits

• Purpose: Attraction, Retention, and Competitive Pay for Key Executives.
• Qualified retirement plan, health and welfare plans, and minimal perquisites.
• Non-qualified supplemental retirement plan for our CEO and the Bank’s President.

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Base Salary
The Compensation Committee considers base salary levels as part of its process of ensuring that each NEO’s overall compensation package is competitive, including annual and long-term incentives, the target amount of which is generally based on a percentage or multiple of base salary. The base salary of each of our NEOs is targeted at the market median of base salaries of our peers, with variation by individual to reflect performance, experience, contribution, and role of the individual.
During 2021, the Compensation Committee, with the assistance of our compensation consultant, examined the pay levels of our NEOs as they relate to other similarly situated executives in our peer group as well as broader financial services industry survey data in order to appropriately compare the compensation of our NEOs to the compensation paid by other companies with which we compete for talent. The Compensation Committee increased base salaries of our NEOs during 2021, after keeping base salaries relatively flat since 2019. The Compensation Committee determined that the base salaries of our NEOs should be increased to reflect their role within the Company, particularly since the Company has grown in size significantly as a result of the Opus transaction. The following table provides information regarding base salaries for our NEOs serving at year-end of each of 2020 and 2021:
ANNUAL BASE SALARY
Name	2020	2021	% Change
Steven R. Gardner	$ 800,000	$950,000	18.75%
Edward E. Wilcox	$ 500,000	$555,000	11.00%
Ronald J. Nicolas, Jr.	$ 475,000	$525,000	10.53%
Michael S. Karr	$ 355,000	$400,000	12.68%
Thomas E. Rice	$ 370,000	$400,000	8.11%
Annual Cash Incentive Program
We use a formula-based annual cash incentive program to provide each NEO with a strong incentive to execute our business plan for the year. Our formula- based annual cash incentive program:
•	Applies to our NEOs.
➢	Each executive is assigned a target annual cash incentive, equal to a percentage of base salary.
➢	These target percentages are also based upon the compensation survey data provided by the compensation consultant.
•	Is based on performance goals and targets set by the Compensation Committee each fiscal year.
➢	Performance targets and goals are meant to focus the eligible NEOs on the key elements of our strategic and annual financial plan.
➢	Performance targets are based on the Board-approved annual financial plan.
➢
An array of performance goals are used that broadly and holistically measure Company performance, on an absolute basis and relative to our industry, so as not to encourage undue risk taking or distort management decisions that arise when executives are incentivized to achieve a narrow performance goal.

Target Annual Cash Incentive as a Percentage of Base Salary
Steven R. Gardner	100%
Edward E. Wilcox	90%
Ronald J. Nicolas, Jr.	75%
Michael S. Karr	50%
Thomas E. Rice	50%
➢
Each performance goal is given a threshold, target, and stretch performance level, and is weighted relevant to the other performance goals, based on the Company’s Board-approved annual financial plan for the fiscal year to ensure integrity in goal setting.

•	Payout is based on year-end actual performance measured against our internal plan targeted performance, and our profitability as compared to an industry benchmark.
➢
The Compensation Committee determines the extent to which the year’s performance goals have been achieved and the corresponding payout, which is finalized upon receipt of the Company's audited financial statements.

➢	Performance below threshold level results in no annual cash incentive payments. Performance above stretch is capped at a maximum award of 150% of target.
➢	The Compensation Committee has discretion to adjust the level of payout based on its assessment of an eligible NEO’s individual performance and other circumstances relating to the Company’s business.
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Our 2021 performance goals and relative weightings were as follows:
Performance Goal/ Weighting	Performance Metric/ Target	Description
Profitability: 40%
Diluted Earnings Per Share (40%) Target: $2.47	• Links performance to profitable operation.
Growth: 40%
Average Net Loan Growth (20%) Target: $389 M	• Links performance to strategic and organic asset growth in the short term to support long-term stockholder returns.
Non-Maturity Deposit Growth (20%) Target: -$244 M	• Links performance to growth of low-cost core deposits as a key funding source to support continued strategic and organic growth.
Risk Management: 20%
ROATCE (20%) Target: 50th Percentile	• Comparison to the KBW Regional Bank Index (“KRX”) will align incentive pay with performance as compared to the broader industry, ensuring integrity with our annual goal-setting process.
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Full Year 2021 Key Financial Results Compared to the KBW Regional Banking Index
The charts below reflect our relative financial performance compared to peers during 2021. Relative to the KBW Regional Banking Index(1), our operating return metrics ranked in the upper quartile for 2021 for return on average assets, return on tangible common equity, and pre-provision net revenue to average assets, all of which are key performance drivers to delivering long-term stockholder value.

Pre-provision Net Revenue / Average Assets[(1)]

1.90%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
PPBI
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22
Peer 23
Peer 24
Peer 25
Peer 26
Peer 27
Peer 28
Peer 29
Peer 30
Peer 31
Peer 32
Peer 33
Peer 34
Peer 35
Peer 36
Peer 37
Peer 38
Peer 39
Peer 40
Peer 41
Peer 42
Peer 43
Peer 44
Peer 45
Peer 46
Peer 47
Peer 48
Peer 49

Return on Average Assets[(1)]

1.66%
Peer 1
Peer 2
Peer 3
Peer 4
Peer 5
Peer 6
Peer 7
PPBI
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22
Peer 23
Peer 24
Peer 25
Peer 26
Peer 27
Peer 28
Peer 29
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Peer 31
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Peer 33
Peer 34
Peer 35
Peer 36
Peer 37
Peer 38
Peer 39
Peer 40
Peer 41
Peer 42
Peer 43
Peer 44
Peer 45
Peer 46
Peer 47
Peer 48
Peer 49

Return on Average Tangible Common Equity[(1)]

19.30%
Peer 1
Peer 2
Peer 3
Peer 4
PPBI
Peer 5
Peer 6
Peer 7
Peer 8
Peer 9
Peer 10
Peer 11
Peer 12
Peer 13
Peer 14
Peer 15
Peer 16
Peer 17
Peer 18
Peer 19
Peer 20
Peer 21
Peer 22
Peer 23
Peer 24
Peer 25
Peer 26
Peer 27
Peer 28
Peer 29
Peer 30
Peer 31
Peer 32
Peer 33
Peer 34
Peer 35
Peer 36
Peer 37
Peer 38
Peer 39
Peer 40
Peer 41
Peer 42
Peer 43
Peer 44
Peer 45
Peer 46
Peer 47
Peer 48

(1)	Please refer to the “GAAP Reconciliations” included at Annex A to this Proxy Statement. Peer comparison reflects KBW Regional Bank Index members as of December 31, 2021.
2021 Incentive Compensation Payouts
The following graphics illustrate the performance metrics subject to the annual incentive bonus program and the NEO incentive compensation payouts pursuant to the application of the results.

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2021 STI PAYOUTS
Name	Actual Award as % of Target	Actual Award
Steven R. Gardner	147%	$1,394,369
Edward E. Wilcox	147%	$733,145
Ronald J. Nicolas, Jr.	147%	$577,929
Michael S. Karr	147%	$293,551
Thomas E. Rice	147%	$293,551
The 2021 annual cash incentive awards were paid on March 15, 2022, following the completion of our audit for the fiscal year ended December 31, 2021. The payouts are reflected as 2021 compensation in the Summary Compensation Table on page 64 of this Proxy Statement in the column labeled “Non-Equity Incentive Plan Compensation.”
Long-Term Incentive Awards
The Compensation Committee grants long-term incentive awards to our eligible NEOs and to a broader group of employees under our 2012 Long-Term Incentive Plan in order to align the interests of our management team with the interests of our stockholders and to create substantial incentives for the team to achieve our long-term goals. These awards enable us to provide competitive compensation to help in the recruitment of executives and employees and also, through vesting provisions, help to promote retention and long-term service of executives and key employees.
Restricted Stock Awards

➢ 50% of the LTIP award for each NEO.*
➢ Time-based vesting.
➢ Vest as to 1/3 of the award of each of the first three anniversaries of the date of grant.
➢ Purpose: Reward and retention of key NEOs and alignment with the interests of stockholders.

Performance-Based Restricted Stock Units

➢ 50% of the LTIP award for each NEO.
➢ Performance-based vesting.
➢ Three year performance period.
➢ Vesting is based on performance against pre-defined performance goals over the performance period.
➢ Purpose: Reward and retention of key NEOs and alignment with the interests of stockholders.

Details of RSU Awards, 2021-2023 Performance Period
•
Performance Goals. The RSUs, which represent 50% of total target long-term incentive compensation, are 50% subject to a three-year rTSR performance goal, 25% subject to a relative average ROAA performance goal, and 25% subject to a relative average ROATCE performance goal over the performance period.

○	Each of these performance goals (rTSR, average ROAA, and average ROATCE) are measured relative to the KRX members on a percentile basis over the three-year performance period.
•	Determination of Vesting. At the end of the three-year performance period, the Compensation Committee assesses the Company’s performance and determines whether any RSUs vest and become payable.
○	RSU vesting can range from 0% to 200% of target based on the achievement of the foregoing performance goals.
○
If a performance metric falls between two levels, a straight-line interpolation between RSU vesting percentages is used to determine the vested number of such portion of the RSUs for the three-year performance period.

○	If the Company's KRX rating is below the 25th percentile for any performance metric, vesting for that portion of the award will be 0%.
•
Cap on Award for Negative Performance. If the Company’s actual result with respect to a performance metric is negative at the end of the three-year performance period, the maximum amount of that portion of the RSUs that may vest is the target.

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Alignment with Stockholder Interests

Long-Term Incentive Compensation RSUs

25%
Relative ROAA

25%
Relative ROATCE

50%
Relative Total Shareholder Return Performance

KRX Index Ranking	RSU Vesting Modifier
>=90th Percentile	200%
>=75th Percentile	150%
>=50th Percentile	100%
>=25th Percentile	50%
<25th Percentile	0%

Vested RSUs for ROAA

\+

Vested RSUs for ROATCE

\+

Vested RSUs for TSR

=

Total Vested RSUs

The following table provides information on the 2021 long-term incentive awards granted to each NEO.
Name	Restricted Stock Award (# of Shares)	Award Grant Date Fair Value	RSUs (# of RSUs at Target)	Award Grant Date Fair Value
Steven R. Gardner	47,067	$2,150,021	47,067	$2,469,128
Edward E. Wilcox	16,419	$750,020	16,419	$861,334
Ronald J. Nicolas, Jr.	13,682	$624,994	13,682	$717,758
Michael S. Karr	5,746	$262,477	5,746	$301,436
Thomas E. Rice	5,746	$262,477	5,746	$301,436
Vesting of RSUs from 2019-2021 Performance Period
We granted performance-based RSUs in 2019 that vested based on the satisfaction of performance goals over a three-year performance period that ended December 31, 2021, contingent on the Company’s stock performance over the three-year performance period.
These RSUs were 50% subject to a three-year rTSR performance goal, 25% to a relative ROAA performance goal, and 25% subject to a relative average ROATCE performance goal. Each of these performance goals (rTSR, average ROAA, and average ROATCE) are measured relative to the KRX over the three-year performance period. At the end of the three-year performance period, RSU vesting could range from 0% to 200% based on the achievement of the foregoing performance goals. If the Company’s KRX rating for the performance metric is below the 25th percentile (the “threshold level”) at the end of the three-year performance period, that portion of the RSUs will not vest and such portion will be forfeited in their entirety. If the Company’s KRX rating for a performance metric reached the 25th, 50th, 75th or 90th percentiles at the end of the three-year performance period, 50%,100%, 150% or 200%, respectively, of that portion of the RSUs would vest on the third anniversary of the 2019 grant date. Once the Company’s percentile for a performance metric reaches the threshold level, a straight-line interpolation between RSU vesting percentages is used to determine the vested number of such portion of the RSUs for the three-year performance period, which in no event may exceed 200% of that portion of the targeted RSUs.
In March 2022, the Compensation Committee determined that the rTSR compared to the KRX for the 2019-2021 performance period reached the 78th percentile, the relative ROAA reached the 73rd percentile, and the relative ROATCE reached the 75th percentile. Therefore, 153% of the RSUs vested on March 15, 2022. The Compensation Committee did not adjust any aspect of the formula with respect to any long-term incentive awards.
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Retirement Plans
The Company provides a 401(k) Plan to all employees of the Company, which allows employees to defer a portion of their compensation and contribute such amount to the plan on a pre-tax basis. For 2021, the Company matched 100% of employee contributions up to three percent of the employee’s compensation and matched 50% of the employee contributions up to an additional two percent of compensation. In addition, Mr. Gardner and Mr. Wilcox participate in our Salary Continuation Plan, a non-qualified supplemental retirement plan that provides for the annual benefit of $200,000 for Mr. Gardner and $100,000 for Mr. Wilcox upon a normal retirement at or after age 62, payable for 15 years. The Company may also provide nonqualified, deferred compensation plans to NEOs, as designated by the Compensation Committee.
Severance and Change in Control Benefits
The Company has entered into employment agreements with the NEOs that provide certain payments and benefits upon qualifying terminations of employment, and enhanced benefits when such qualifying terminations are in connection with a Change in Control of the Company. In August 2021, in order to standardize employment agreements across the Company and the Bank, and to better align the benefits provided in the employment agreements with the benefits provided to similarly situated executives of peers in the market, the Company entered into updated and revised employment agreements with each of the NEOs. A detailed description of the terms of the updated and revised employment agreements is set forth in the section titled “Employment Agreements, Salary Continuation Plans, Severance, and Change-in-Control Payments” on page 68 of this Proxy Statement.
Other Benefits
Our compensation process focuses our executives on goals and objectives that are in the best interests of the Company and stockholders. Other than certain perquisites to our executive officers such as an automobile allowance or use of a company vehicle, reimbursement of relocation expenses, reimbursement of club dues for clubs that are used frequently for business purposes, certain financial planning benefits, and life and disability insurance, the Company does not provide any other compensation benefits.
EXECUTIVE COMPENSATION POLICIES
Clawback
If we restate our financial statements, or a financial statement or the calculation of a performance goal or metric is materially inaccurate, the Compensation Committee may require recoupment from our executive officers, including our NEOs, of the portion of any annual bonus, equity or equity-based incentive compensation paid, provided or awarded to any executive officer on or after January 1, 2018 that represents the excess over what would have been paid if such event had not occurred, as determined by the Compensation Committee in its sole discretion.
Stock Ownership Requirements
Our common stock ownership requirement for our CEO and our executive officers is calculated as a multiple of base salary, as noted below:
Position	Minimum Ownership of Common Stock (Multiple of Base Salary)
CEO	5.0x
Other NEOs	3.0x
The Company’s CEO is already subject to, and compliant with, the ownership requirement. The other NEOs and any new NEO must satisfy the ownership requirement within five years of the later of November 15, 2017, or the date of their appointment to the applicable position. We believe that the Stock Ownership Guidelines result in significant common stock ownership by our executive officers and align the interests of our executive officers with those of our stockholders.
Stock ownership is determined from the totals on Table 1 of Form 4 “Statement of Changes in Beneficial Ownership of Securities”, as filed by the Company with the SEC on behalf of the Company’s executive officers. Qualifying shares that count toward the ownership requirement include:
•	shares owned outright (including shares in existing brokerage accounts, and shares acquired upon stock option exercises or the vesting of RSUs or performance share awards);
•	restricted stock and RSUs issued and held, whether or not vested;
•	shares acquired upon stock option exercises;
•	shares or share equivalent units deferred; and
•	vested stock options, where the attributed value will equal 50% of the in-the-money value of the outstanding option.
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There may be instances where the share ownership policy would place a severe hardship. In such instances, the Compensation Committee will make the final decision that reflects both the intention of the policy and the personal circumstances of the individual seeking relief from the policy.
Anti-Hedging Policy
Our Share Ownership and Insider Trading and Disclosure Policy prohibits all directors and executive officers from purchasing financial instruments designed to hedge or offset any decrease in the market value of the Company’s equity securities. We believe that these instruments result in an individual no longer being exposed to the full risks of ownership of our stock and, accordingly, the interests of our directors and executive officers could be different from stockholder objectives. To that end, our directors and officers are prohibited from engaging in the purchase or sale of puts, calls, options, or other derivative securities based on the Company’s securities. This prohibition also includes hedging or monetization transactions, such as forward sale contracts, in which the stockholder continues to own the underlying security without all the risks or rewards of ownership. Finally, directors and officers may not purchase the Company’s securities on margin, or borrow against any account in which Company securities are held. The prohibitions in this paragraph do not apply to the exercise of stock options granted as part of a Company incentive plan.
Anti-Pledging Policy
Our anti-pledging policy prohibits all directors and executive officers from pledging the Company’s equity securities or using the Company’s equity securities to support margin debt. We believe that the pledging of shares by directors and executives is adverse to the interests of our stockholders.
Tax Deductibility of Compensation Expense
Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), generally places a $1 million limit on the amount of compensation a company can deduct in any one year for certain executive officers. While the Compensation Committee considers the deductibility of awards as one factor in determining executive compensation, the Compensation Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible by us for tax purposes.
CEO PAY RATIO DISCLOSURE
Our compensation and benefits philosophy and the overall structure of our compensation and benefit programs are broadly similar across the organization to encourage and reward all employees who contribute to our success. We strive to ensure the pay of each of our employees reflects the level of their job impact and responsibilities and is competitive within our peer group. Compensation rates are benchmarked and set to be competitive in the markets in which we operate. As a result of rules the SEC adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we are providing the following disclosure about the ratio of the annual total compensation of our chief executive officer to the median annual total compensation of our employees. The paragraphs that follow describe our methodology and the resulting pay ratio for the year ended December 31, 2021.
Measurement Date. We identified the median employee using our employee population on December 31, 2021.
Consistently Applied Compensation Measure (CACM). Under the relevant rules, we were required to identify the median employee by use of a “consistently applied compensation measure,” or CACM. We chose a CACM that closely approximates the annual total direct cash compensation of our employees, which we gathered from payroll data. Specifically, we identified the median employee by looking at annual base pay, inclusive of overtime pay actually received. We did not consider equity awards as part of our CACM because those awards are not distributed widely among our employees. We did not perform adjustments to the compensation paid to part-time employees to calculate what they would have been paid on a full-time basis. We annualized the base salary paid to those full-time employees who commenced work with us during 2021 and therefore did not work for us the entire calendar year.
Methodology and Pay Ratio. We had 1,507 full-time and 18 part-time employees at the measurement date who all reside within the United States and therefore we did not exclude anyone based on the 5% foreign exemption rule. Using the salary plus overtime compensation data, we reviewed data for employees within +/-5% of the median. We then reviewed the total compensation of each of these employees based on Summary Compensation Table disclosure rules Item 402(c)(2)(x) of Regulation S-K and determined the median employee. The median employee earned $91,499 in 2021.
Our CEO’s compensation as reported in the Summary Compensation Table was $7,054,109 for the year ended December 31, 2021. Therefore, our CEO to median employee pay ratio is 77:1.
Our pay ratio is a reasonable estimate calculated based on rules and guidance provided by the SEC based on our payroll and employment records and the methodology described above. The SEC rules allow for varying methodologies for companies to identify their median employee; and other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. Consequently, the pay ratios reported by other companies are unlikely to be relevant or meaningful for purposes of comparison to our pay ratio as reported here.
This information is being provided for compliance purposes. Neither the Compensation Committee nor management of the Company used the pay ratio measure in making compensation decisions.
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COMPENSATION COMMITTEE REPORT
The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement as required by Item 402(b) of Regulation S-K promulgated by the SEC and, based on this review and discussion, the Compensation Committee has recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.
Jaynie M. Studenmund, Committee Chair
Cora M. Tellez
Barbara S. Polsky
Jeffrey C. Jones
Joseph L. Garrett
Ayad A. Fargo
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SUMMARY COMPENSATION TABLE
The NEOs for 2021 consisted of Steven R. Gardner, Chairman, President and Chief Executive Officer of the Company and Chairman and Chief Executive Officer of the Bank, Edward E. Wilcox, President and Chief Operating Officer of the Bank, Ronald J. Nicolas, Jr., Senior Executive Vice President and Chief Financial Officer of the Company and the Bank, Michael S. Karr, Senior Executive Vice President and Chief Risk Officer of the Bank, and Thomas E. Rice, Senior Executive Vice President and Chief Innovation Officer of the Bank. The following table shows the compensation of the NEOs for services to the Company or the Bank during the years ended December 31, 2019, 2020, and 2021.
SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary	Bonus	Restricted Stock Awards(1)	Option Awards	Non-Equity Incentive Plan Compensation(2)	Change in Pension Value (Nonqualified Compensation Contribution)(3)	All Other Compensation(4)	Total
Steven R. Gardner Chairman, President and Chief Executive Officer	2021	$944,000	$—	$4,619,149	$—	$1,394,369	$—	$96,591	$7,054,109
	2020	805,800	—	3,436,818	—	765,757	—	119,165	5,127,540
	2019	797,900	—	3,322,686	—	907,264	150,936	100,467	5,279,253
Edward E. Wilcox President and Chief Operating Officer of the Bank	2021	552,900	—	1,611,354	—	733,145	64,748	64,160	3,026,307
	2020	504,500	—	1,227,438	—	431,518	60,939	59,327	2,283,722
	2019	498,500	—	1,533,566	—	510,336	57,399	59,879	2,659,680
Ronald J. Nicolas, Jr. Senior Executive Vice President and Chief Financial Officer	2021	523,000	—	1,342,752	—	577,929	—	64,107	2,507,788
	2020	477,100	—	1,227,438	—	339,994	—	55,122	2,099,654
	2019	472,400	—	894,592	—	404,016	—	57,371	1,828,379
Michael S. Karr Senior Executive Vice President and Chief Risk Officer	2021	398,200	—	563,913	—	293,551	—	59,804	1,315,468
	2020	356,100	169,708	282,600	—	—	—	54,108	862,516
	2019	348,500	175,000	511,170	—	—	—	56,446	1,091,116
Thomas E. Rice Senior Executive Vice President and Chief Innovation Officer	2021	398,750	—	563,913	—	293,551	—	60,824	1,317,038
	2020	369,000	175,750	376,800	—	—	—	50,045	971,595
	2019	365,000	182,500	562,318	—	—	—	59,811	1,169,629
(1)
These amounts represent the aggregate grant date fair value of restricted stock and RSUs granted in 2021, 2020 and 2019, calculated in accordance with Financial Accounting Standards Board Account Standards Codification Topic 718 (“FASB ASC Topic 718”). Assumptions used in the calculation of these amounts are discussed in Note 16 to our Consolidated Audited Financial Statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. Fair value is based on 100% of the closing price per share of our common stock on the date of grant for all but RSUs subject to rTSR perfomance goal, the vesting of which are based on the market performance of shares of our common stock as compared to the KRX and the valuation date fair value of which is based on a Monte Carlo simulation used to account for the market condition. The number of awards granted in 2021 is reflected in the “Grants of Plan-Based Awards in 2021” table, below. The fair value of the RSUs granted in 2021, 2020 and 2019 is shown in this table assuming the target level of RSUs will be earned. The fair value of the RSUs granted in 2021, if earned at the maximum performance level, would equal $4,938,256 for Mr. Gardner; $1,722,668 for Mr. Wilcox; $1,435,515 for Mr. Nicolas; $522,351 for Mr. Karr; and $522,351 for Mr. Rice.

(2)
Amounts represent payouts of our annual cash incentive awards in 2022, 2021,and 2020, and related to fiscal years 2021, 2020, and 2019, respectively. See “Executive Compensation Discussion & Analysis – Annual Cash Incentive Program.”

(3)	Amounts in this column represent Company contributions under our Salary Continuation Plan. See “Nonqualified Deferred Compensation,” below.
(4)	All Other Compensation consisted of amounts shown in the “All Other Compensation” table below.
ALL OTHER COMPENSATION
Name	Year	401(k) Contributions	Auto(1)	Insurance(2)	Club Membership	Financial and Tax Planning	Other(3)	Total
Steven R. Gardner	2021	$11,600	$25,660	$26,606	$14,282	$18,265	$178	$96,591
Edward E. Wilcox	2021	11,600	12,924	21,186	—	18,265	185	64,160
Ronald J. Nicolas, Jr.	2021	11,600	13,544	20,143	—	18,265	555	64,107
Michael S. Karr	2021	11,600	7,200	21,870	—	18,265	869	59,804
Thomas E. Rice	2021	11,537	7,200	23,677	—	18,265	145	60,824
(1)
For Messrs. Gardner and Wilcox, the amounts represent the cost to the Company to provide the use of a company-leased vehicle. For Mr. Nicolas, the amount represents a combination of automobile allowance and the cost to the company to provide the use of a company-leased vehicle. For Messrs. Karr and Rice, the amounts reflect an automobile allowance.

(2)	The amount represents life insurance premiums and health care benefits.
(3)	The amount represents gift cards.
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GRANTS OF PLAN-BASED AWARDS IN 2021
The following table includes information about awards granted to the NEOs in 2021. All of the awards shown were granted under the 2012 Long-Term Incentive Plan.
GRANTS OF PLAN-BASED AWARDS IN 2021
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Steven R. Gardner		475,000	950,000	1,425,000
	3/15/2021				23,534	47,067	94,134		2,469,128(1)
	3/15/2021							47,067(2)	2,150,021
Edward E. Wilcox		249,750	499,500	749,250
	3/15/2021				8,210	16,419	32,838		861,334(1)
	3/15/2021							16,419(2)	750,020
Ronald J. Nicolas, Jr.		199,500	393,750	593,250
	3/15/2021				6,841	13,682	27,364		717,758(1)
	3/15/2021							13,682(2)	624,994
Michael S. Karr		100,000	200,000	300,000
	3/15/2021				2,873	5,746	11,492		301,416(1)
	3/15/2021							5,746(2)	262,477
Thomas E. Rice		100,000	200,000	300,000
	3/15/2021				2,873	5,746	11,492		301,416(1)
	3/15/2021							5,746(2)	262,477
(1)
Amounts relate to RSUs granted in 2021. Dividends are accrued and paid at the time of vesting. The grant date fair value of RSUs, which may be earned at varying levels based on performance over the period 2021-2024, is shown in this table assuming that the targeted level of RSUs will be earned by performance. Depending on the actual performance achieved, the reporting person may receive between 0% and 200% of such targeted amount. The RSUs will vest, if at all, on March 15, 2024. Details regarding the applicable performance goals are set forth above under the heading “Long-Term Incentive Awards”.

(2)
Amounts relate to RSAs granted in 2021 that vest in equal installments over a three-year period. Dividends are paid on unvested RSAs at the same rate as dividends are paid to stockholders on the Company’s common stock.

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OUTSTANDING EQUITY AWARDS
The following table reflects the equity awards that have been previously awarded to each of the NEOs and which remained outstanding as of December 31, 2021.
2021 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Steven R. Gardner Chairman, President and Chief Executive Officer	2/28/2019	—	—	—	—	—	18,147(2)	726,424	59,621(6)	2,386,629
	3/31/2020	—	—	—	—	—	61,925(3)	2,478,858	98,941(7)	3,960,608
	3/15/2021	—	—	—	—	—	47,067(4)	1,884,092	48,145(8)	1,927,244
Edward E. Wilcox President and Chief Banking Officer	1/2/2014	18,892	—	—	15.68	1/2/2024	—	—	—	—
	1/28/2015	30,499	—	—	15.16	1/28/2025	—	—	—	—
	2/28/2019	—	—	—	—	—	8,376(2)	335,291	27,518(6)	1,101,546
	3/31/2020	—	—	—	—	—	22,116(3)	885,303	35,336(7)	1,414,500
	3/15/2021	—	—	—	—	—	16,419(4)	657,253	16,795(8)	672,304
Ronald J. Nicolas, Jr. Senior Executive Vice President and Chief Financial Officer	2/28/2019	—	—	—	—	—	4,886(2)	195,587	16,051(6)	642,522
	3/31/2020	—	—	—	—	—	22,116(3)	885,303	35,336(7)	1,414,500
	3/15/2021	—	—	—	—	—	13,682(4)	547,690	13,994(8)	560,180
Michael S. Karr Senior Executive Vice President and Chief Risk Officer	1/2/2014	15,002	—	—	15.68	1/2/2024	—	—	—	—
	1/28/2015	19,925	—	—	15.16	1/28/2025	—	—	—	—
	2/28/2019		—	—	—	—	2,792(2)	111,764	9,171(6)	367,115
	3/31/2020		—	—	—	—	12,000(5)	480,360	—	—
	3/15/2021		—	—	—	—	5,746(4)	230,012	5,876(8)	235,216
Thomas E. Rice Senior Executive Vice President and Chief Innovation Officer	2/28/2019	—	—	—	—	—	3,071(2)	122,932	10,089(6)	403,863
	3/31/2020	—	—	—	—	—	16,000(5)	640,480	—	—
	3/15/2021	—	—	—	—	—	5,746(3)	230,012	5,876(8)	235,216
(1)	Market value is determined using the December 31, 2021 closing price of the Company’s common stock of $40.03 per share.
(2)	Time-based RSAs scheduled to vest on February 28, 2022.
(3)	Time-based RSAs scheduled to vest in two equal installments on March 15, 2022, and 2023.
(4)	Time-based RSAs scheduled to vest in three equal installments on March 31, 2022, 2023, and 2024.
(5)	Time-based RSAs scheduled to vest in four equal installments on March 31, 2022, 2023, 2024, and 2025
(6)
Performance-based RSUs that may vest upon achievement of certain predetermined performance goals and assuming continued employment through the vesting period. Depending on the actual performance achieved, the reporting person may receive between 0% and 200% of such targeted amount. The RSUs will vest, if at all, on February 28, 2022. 50% vesting will be tied entirely to performance, measured by a 3-year average relative total shareholder return percentile range compared to the KRX. 25% vesting will be based on the Company’s average ROAA percentile performance as compared to the KRX companies over the Performance Period. 25% vesting will be based on the Company’s average ROATCE percentile performance as compared to the KRX companies over the Performance Period.

(7)
Performance-based RSUs that may vest upon achievement of certain predetermined performance goals and assuming continued employment through the vesting period. Depending on the actual performance achieved, the reporting person may receive between 0% and 200% of such targeted amount. The RSUs will vest, if at all, on March 31, 2023. 50% vesting will be tied entirely to performance, measured by a 3-year average relative total shareholder return percentile range compared to the KRX. 25% vesting will be based on the Company’s average ROAA percentile performance as compared to the KRX companies over the Performance Period. 25% vesting will be based on the Company’s average ROATCE percentile performance as compared to the KRX companies over the Performance Period.

(8)
Performance-based RSUs that may vest upon achievement of certain predetermined performance goals and assuming continued employment through the vesting period. Depending on the actual performance achieved, the reporting person may receive between 0% and 200% of such targeted amount. The RSUs will vest, if at all, on March 15, 2024. 50% vesting will be tied entirely to performance, measured by a 3-year average relative total shareholder return percentile range compared to the KRX. 25% vesting will be based on the Company’s average ROAA percentile performance as compared to the KRX companies over the Performance Period. 25% vesting will be based on the Company’s average ROATCE percentile performance as compared to the KRX companies over the Performance Period.

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EXERCISED OPTIONS AND RESTRICTED STOCK VESTED IN 2021
The following table reflects the number of shares of our common stock acquired by our NEOs upon exercise of outstanding stock options and vesting of restricted stock awards during the fiscal year ended December 31, 2021.
2021 OPTION EXERCISES AND STOCK VESTED
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Steven R. Gardner	—	—	84,390	3,498,138
Edward E. Wilcox	13,140	368,149	33,150	1,370,667
Ronald J. Nicolas, Jr.	—	—	24,956	1,040,449
Michael S. Karr	10,073	278,941	12,061	495,478
Thomas E. Rice	19,135	491,015	14,907	613,312
(1)
The value realized upon exercise is the difference between the closing price of the Company’s common stock on the date of exercise and the exercise price of the options, multiplied by the number of shares acquired upon exercise.

(2)	Amounts do not take into consideration any shares withheld by the Company to satisfy employee income taxes.
(3)	Represents the value realized upon the vesting of RSAs and RSUs, based on the market value of the awards on the vesting date.
NONQUALIFIED DEFERRED COMPENSATION
The Bank implemented our Salary Continuation Plan in 2006 (amended in 2013). The Salary Continuation Plan is an unfunded nonqualified supplemental retirement plan for Mr. Gardner and Mr. Wilcox. The Salary Continuation Plan, as amended, provides for the annual benefit of $200,000 for the CEO and $100,000 for Mr. Wilcox upon a normal retirement at or after age 62, payable for 15 years. Such benefit would be paid in 12 monthly installments commencing the month after normal retirement. The Salary Continuation Plan also provides for a reduced annual benefit (at December 31, 2021, this annual amount was $200,000 for Mr. Gardner and $42,688 for Mr. Wilcox, payable for 15 years), payable upon termination before normal retirement age (including an early retirement or termination due to disability), and provides for accelerated payment of a specified lump sum amount upon the NEO’s termination due to death or a change in control, as that term is defined under Code Section 409A. See “Summary of Potential Termination Payments” below.
The amount expensed in 2021 under the Salary Continuation Plan amounted to an aggregate of $503,192, of which $0 was for Mr. Gardner, and $64,748 was for Mr. Wilcox (the remainder of the aggregate expense was associated with former executives of financial institutions that have been acquired by the Company). The Salary Continuation Plan was accounted for in accordance with FASB ASC Topic 715 as of December 31, 2021.
Name	Aggregate Balance at Fiscal Year-End Prior to Last Fiscal Year-End ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)
Steven R. Gardner	1,985,192	—	—	—	1,985,192
Edward E. Wilcox	359,024	64,748	—	—	423,772
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EMPLOYMENT AGREEMENTS, SALARY CONTINUATION PLANS, SEVERANCE, AND CHANGE-IN-CONTROL PAYMENTS
We have entered into employment agreements with each of our NEOs, which were updated and revised in August 2021. We believe employment agreements serve a number of functions in that they (i) promote retention of our NEOs, (ii) promote complete and consistent documentation and mutual understanding of employment terms, (iii) mitigate uncertainty about future employment and continuity of management in the event of a change in control, (iv) help meet legal requirements under tax laws and other regulations, (v) avoid frequent renegotiation of employment terms, and (vi) protect the Company, the Bank and the Bank’s customers through confidentiality and non-solicitation covenants. The employment agreements with Mr. Gardner and Mr. Nicolas are with the Company and the Bank. The remainder of our NEO employment agreements are between the Bank and the NEO. Set forth below is a summary of the material terms of our NEO employment agreements.
Material Term	Summary
Term
Each of the employment agreements has a specified term - three (3) years for Mr. Gardner, two (2) years for Mr. Nicolas and Mr. Wilcox, and one (1) year for Mr. Karr and Mr. Rice – which will automatically extend for additional one-year periods upon each anniversary of the effective date, unless at least 90 days prior to the relevant anniversary date, the executive or the Company gives written notice to the other party of their election not to extend the term. If there is a Change in Control during the term, then the term will be automatically extended so that the term does not expire prior to the second anniversary of the Change in Control. If the term of a New Employment Agreement with Mr. Gardner, Mr. Nicolas, or Mr. Wilcox expires and there is a Change in Control within 90 days following such expiration, the term will be considered to have been extended such that the term does not expire prior to the second anniversary of the Change in Control.

Base Salary
Each NEO employment agreement establishes a minimum base salary, which may be increased from time to time in such amounts as may be determined by either or both of the Company’s and the Bank’s Boards of Directors, as the case may be. The minimum base salaries for Messrs. Gardner, Wilcox, Nicolas, Karr and Rice are $900,000, $555,000, $525,000, $400,000 and $400,000, respectively.

Performance Bonus	Each NEO is eligible for a performance bonus in accordance with the applicable annual incentive plan.
Other Benefits
Each NEO also is entitled to participate in any pension, retirement or other benefit plan or program given to employees and executives of either or both of the Company and the Bank. Mr. Gardner, Mr. Nicolas, and Mr. Wilcox are entitled to an automobile or an automobile allowance, and Mr. Rice and Mr. Karr are entitled to an automobile allowance.

Termination
Pursuant to each NEOs employment agreement, either or both of the Company and the Bank have the right, at any time upon prior notice of termination, to terminate the NEOs employment for any reason, including, without limitation, termination for “cause”(1) or disability, and each NEO has the right, upon prior notice of termination, to terminate his employment with either or both of the Company and the Bank, as the case may be, for any reason.

Termination Following Change in Control; Termination for Good Reason
In the event that an NEO’s employment is terminated (a) by the Company or the Bank (as applicable) for other than Cause, or (b) by the NEO for Good Reason, and in each case such termination occurs within two (2) years following a Change in Control, or, for Mr. Gardner, Mr. Nicolas, or Mr. Wilcox, such termination occurs within six (6) months prior to a Change in Control, then the NEO. will be entitled to receive severance equal to the product of: (x) the sum of his base salary plus the greater of his target incentive bonus for the year of termination or the highest annual incentive bonus paid during the prior three years, (y) multiplied by three (3) for Mr. Gardner, Mr. Nicolas, and Mr. Wilcox, or two (2) for Mr. Karr and Mr. Rice, less taxes and other required withholding.

In addition, the NEO will be entitled, for a period ending at the earlier of (i) a period of years equal to the applicable severance multiple or (ii) the date of his full-time employment by another employer, to participate in COBRA at active employee rates (or, to the extent such period extends beyond eighteen (18) months, a cash payment equal to the employer portion of the health insurance premiums for the remaining portion of the period).

Termination Not Following Change in Control
In the event that an NEO’s employment is terminated (a) by the Company or the Bank (as applicable) for other than Cause, or (b) in the case of Mr. Gardner, Mr. Nicolas, and Mr. Wilcox, by the NEO for Good Reason, and such termination does not occur during the applicable period prior to or following a Change in Control as described above, then the Executive will be entitled to receive severance equal to the product of: (x) the sum of his base salary plus his target incentive bonus for the year of termination, (y) multiplied by three (3) for Mr. Gardner, two (2) for Mr. Nicolas, and Mr. Wilcox, or one (1) for Mr. Karr and Mr. Rice, less taxes and other required withholding.

In addition, the NEO will be entitled, for a period ending at the earlier of (i) a period of years equal to the applicable severance multiple or (ii) the date of his full-time employment by another employer, to participate in COBRA at active employee rates (or, to the extent such period extends beyond eighteen (18) months, a cash payment equal to the employer portion of the health insurance premiums for the remaining portion of the period).

Termination for Cause or by the NEO Other Than for Disability or Good Reason
In the event that an NEO's employment is terminated by either or both of the Company and the Bank, as the case may be, for cause, or an NEO terminates his employment other than for disability or good reason, the NEO will have no right to compensation or other benefits for any period after the applicable date of termination other than for base salary accrued through the date of termination.

Termination as a Result of Death or Disability
In the event that an NEO's employment is terminated as a result of disability or death during the term of his employment agreement, the NEO, or his estate in the event of his death, will receive the lesser of (i) one year of his base salary as in effect as of the date of termination or death, or (ii) his base salary for the duration of the term of employment, less taxes and other required withholding. In the event the Company or the Bank (as applicable) makes supplemental long-term disability or supplemental life insurance or similar benefits, as applicable, available to the NEO, the NEO or the NEO's estate (as the case may be) will not be entitled to the payment set forth above.

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Material Term	Summary
Parachute Payments
If any payments and benefits to an NEO would constitute a “parachute payment” under Section 280G of the Code, the payments and benefits will be reduced by the amount, if any, which is the minimum necessary to result in no portion of the payments and benefits payable by the Company or the Bank (as applicable) to the NEO being non-deductible to the Company and the Bank pursuant to Section 280G of the Code and subject to the excise tax imposed under Section 4999 of the Code, except that no such reduction will be applied in the event that the payments and benefits, net of all taxes (including the excise tax), is greater than the reduced amount.

Confidentiality and Non-Solicitation Each
Each of the employment agreements contains certain restrictive covenants, including restrictive covenants related to the use of the Company’s and the Bank’s confidential and proprietary information and misappropriating the Company’s and the Bank’s trade secrets. In addition, the employment agreements for Mr. Gardner, Mr. Nicolas, and Mr. Wilcox, include a one-year limited non-competition provision related to certain activities outside of the State of California.

(1)
“Cause” means personal dishonesty or incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any state or federal banking or securities law, or the bylaws, rules, policies or resolutions of the Bank, or the rules and regulations of or any final order issued by the Board of Governors of the Federal Reserve System, the California Department of Business Oversight, or the Federal Deposit Insurance Corporation, or any other law, rule or regulation (other than traffic violations or other misdemeanor offenses), or final cease-and-desist order or material breach of any provision of the NEO's employment agreement.

(2)
“Change of Control” means the occurrence of any of the following events: (i) any “person” is or becomes the “beneficial owner”, directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company’s then outstanding securities; other than any acquisition pursuant to a transaction where (A) the stockholders of the Company immediately prior to such transaction own directly or indirectly at least fifty percent (50%) of the combined voting power of the Company’s securities, and (B) the individuals who were members of the Company’s Board of Directors immediately prior to the acquisition transaction constitute at least two-thirds of the members of the board of directors immediately following such transaction; (ii) the sale or other disposition of all or substantially all of the assets of the Company or the transfer or issuance of greater than 25% of the voting securities of the Bank (other than to the Company); (iii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; (iv) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the stockholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from such reorganization, merger or consolidation (the “Surviving Company”) in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Company’s Board of Directors immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Company, or of a company beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Company.

(3)
“Good Reason” means, for Mr. Gardener, Mr. Wilcox, and Mr. Nicolas, the NEO resigned based on (i) a material adverse change made by the Company or the Bank (as applicable) which would reduce the NEO’s functions, duties or responsibilities; (ii) a material reduction in base salary; or (iii) a material reduction in the amount of the NEO’s annual cash incentive bonus that is disproportionate to the NEO as compared to other executive officers of the Company in certain circumstances; (iv) the requirement that the NEO be based at a location more than 50 miles from the assigned work location; or (v) the Company’s or the Bank’s material breach of the employment agreement. For Mr. Karr and Mr. Rice, “Good Reason” means the NEO resigned following a Change of Control based on (i) a material reduction in base salary, or (ii) the requirement that the NEO be based at a location more than 50 miles from the assigned work location at the time of the Change of Control.

Salary Continuation Plans. Mr. Gardner and Mr. Wilcox participate in our salary continuation plan (the “Salary Continuation Plan”), which provides continued income for a 15-year period after retirement at or after age 62, in the amount of $200,000 per year for Mr. Gardner and $100,000 per year for Mr. Wilcox. A reduced benefit is payable for a pre-age 62 termination, including termination due to disability. However, in the event of a pre-age 62 termination within 12 months after a change in control (as defined under Code Section 409A) or upon death, Mr. Gardner would receive a lump-sum payment of $1,982,130 and Mr. Wilcox would receive a lump-sum payment of $989,413. No benefits are payable under the plan if the NEO is terminated for cause, as defined in the Salary Continuation Plan. Neither Mr. Gardner’s nor Mr. Wilcox’s employment agreements will have an impact on the benefits they are entitled to receive pursuant to the Salary Continuation Plan.
Accelerated Vesting of Equity Awards. RSAs and unvested stock options granted prior to 2018 generally will vest in full in the event that the NEO’s employment is terminated by us without cause or the NEO terminates for good reason (subject to achievement of the Adjusted NPA performance goal in the case of restricted stock), or if employment terminates due to the NEO’s death or disability. In the event of a change in control, restricted stock and unvested stock options will vest in full if the NEO has been employed by us for at least six months at the time of the change in control. In the case of retirement at or after age 65, options that have been outstanding for at least two years vest in full. RSUs granted prior to 2018 will vest on an accelerated basis at the maximum level in the event that the NEO’s employment terminates due to death or disability, or if, within two years after a change in control, the NEO’s employment is terminated by us without cause or by the NEO for good reason.
Since 2018, RSAs, RSUs and incentive stock option awards will include a “double-trigger” rather than “single-trigger” accelerated vesting, meaning that the award vests in full if an employee is terminated without “cause” or resigns for “good reason” within 24 months of a change of control. “Cause,” “good reason” and “change of control” are each defined in the 2012 Long Term Incentive Plan.
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SUMMARY OF POTENTIAL TERMINATION PAYMENTS
The following table reflects the value of termination payments and benefits that each of Messrs. Gardner, Wilcox, Nicolas, Karr, and Rice, who were the NEOs serving at December 31, 2021, would receive under their employment agreements and the enhanced termination payments and benefits that Mr. Gardner and Mr. Wilcox would receive under the Salary Continuation Plan, as applicable, if they had terminated employment on December 31, 2021 under the circumstances shown. The table does not include accrued salary and benefits, or certain amounts that the executive would be entitled to receive under plans or arrangements that do not discriminate in scope, terms or operation, in favor of our executive officers and that are generally available to all salaried employees. In addition, the amounts accrued at December 31, 2021 for the account of Mr. Gardner and Mr. Wilcox under the Salary Continuation Plan, as shown above under the heading “Nonqualified Deferred Compensation” and previously reflected as compensation in the current and past Summary Compensation Tables, represents a nonqualified deferred compensation balance, so the table below only shows the extent of any enhancement of that benefit in those termination cases in which an enhancement is provided.
Circumstances or Termination and/or Change in Control	Severance	Insurance Benefits(1)	Salary Continuation Plan(2)	Equity Accelerated Vesting(3)	Total
Steven R. Gardner
Termination for Cause or resignation without Disability or Good Reason	$—	$—	$—	$—	$—
Death	950,000	—	1,982,130	10,135,596	13,067,726
Disability	950,000	—	3,000,000	10,135,596	14,085,596
Retirement	—	—	3,000,000	—	3,000,000
Change of Control (regardless of termination)	—	—	1,982,130	—	1,982,130
Termination by us without Cause, or by NEO for Good Reason (not within two years after change in control)	5,700,000	108,751	3,000,000	—	8,808,751
Termination by us without Cause or by NEO for Good Reason within two years after a change in control(4),(5)	7,033,107	108,751	1,982,130	13,363,855	22,487,843

Edward E. Wilcox
Termination for Cause or resignation without Disability or Good Reason	$—	—	$—	$—	$—
Death	555,000	—	989,413	3,911,411	5,455,824
Disability	555,000	—	640,324	3,911,411	5,106,735
Retirement	—	—	1,500,000	—	1,500,000
Change of Control (regardless of termination)	—	—	989,413	—	989,413
Termination by us without Cause, or by NEO for Good Reason (not within two years after change in control)	2,109,000	56,001	640,324	—	2,805,325
Termination by us without Cause or by NEO for Good Reason within two years after a change in control(4),(5)	3,864,435	84,002	989413	5,066,197	10,004,047

Ronald J. Nicolas Jr.
Termination for Cause or resignation without Disability or Good Reason	$—	—	$—	$—	$—
Death	525,000	—	—	3,200,519	3,725,519
Disability	525,000	—	—	3,200,519	3,725,519
Retirement	—	—	—	—	—
Change of Control (regardless of termination)	—	—	—	—	—
Termination by us without Cause, or by NEO for Good Reason (not within two years after change in control)	1,837,500	51,293	—	—	1,888,793
Termination by us without Cause or by NEO for Good Reason within two years after a change in control(5)	3,308,787	76,940	—	4,245,782	7,631,509

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Michael S. Karr
Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$—	$—	$—	$—	$—
Death	400,000	—	—	1,227,680	1,627,680
Disability	400,000	—	—	1,227,680	1,627,680
Retirement	—	—	—	—	—
Change of Control (regardless of termination)	—	—	—	—	—
Termination by us without Cause, or by NEO for Good Reason (not within two years after change in control)	600,000	29,227	—	—	629,227
Termination by us without Cause or by NEO for Good Reason within two years after a change in control(4),(5)	1,387,102	58,455	—	1,424,468	2,870,025

Thomas E. Rice
Termination for Cause or resignation without Disability or Good Reason (not within two years after a change in control)	$—	$—	$—	$—	$—
Death	400,000	—	—	1,433,714	1,833,714
Disability	400,000	—	—	1,433,714	1,833,714
Retirement	—	—	—	—	—
Change of Control (regardless of termination)	—	—	—	—	—
Termination by us without Cause, or by NEO for Good Reason (not within two years after change in control)	600,000	33,666	—	—	633,666
Termination by us without Cause or by NEO for Good Reason within two years after a change in control(5)	1,387,102	67,331	—	1,632,503	3,086,936
(1)
Amounts in this column represent the cost to the Company resulting from continuing participation by the individual, at active employee rates, in group insurance for a period equal to the applicable severance multiple for the NEO (or, to the extent such period extends beyond eighteen (18) months, a cash payment equal to the employer portion of the health insurance premiums for the remaining portion of the period).

(2)
The accrual balance under the Salary Continuation Plan, at December 31, 2021, is shown above under the heading “Nonqualified Deferred Compensation.” The enhanced benefit amount is the amount by which a lump-sum payout exceeds the accrual balance; such a lump sum would be payable within a specified period following termination. In the case of a termination at December 31, 2021 for which a non-enhanced annual payment would be made over 15 years, the annual amount of such payments would be $200,000 for Mr. Gardner and $46,688 for Mr. Wilcox.

(3)
Amounts in this column reflect the value, based on the closing price of the Company’s common stock on December 31, 2021, of the RSAs or RSUs that would become vested upon the occurrence of the termination event stated in the left hand column.

(4)
The enhanced amount payable under the Salary Continuation Plan would be payable for any type of termination within 12 months after a change in control, but not for a termination in the second 12 months after a change in control. This amount together with the accrued benefit under the Salary Continuation Plan would be payable in a lump sum within a specified period following termination.

(5)
Payments for events relating to a change in control have been calculated assuming no reduction to cause such payments not to be subject to federal excise taxes under the “golden parachute” provisions under Sections 280G and 4999 of the Code. If aggregate payments would be subject to such “golden parachute” excise taxes, the payments will be reduced in the event that the NEO would be in a better net after-tax position with such reduction.

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PROPOSAL NO. 4—RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022
The Board of Directors Recommends a Vote “FOR” the Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Auditor for the Fiscal Year Ending December 31, 2022
Proposal
The Audit Committee has appointed Deloitte & Touche LLP (“Deloitte”) to serve as the Company's independent auditor for the fiscal year ending December 31, 2022. The Audit Committee and the Board of Directors seek to have the stockholders ratify the Audit Committee's appointment of Deloitte as the Company's independent auditor for the fiscal year ended December 31, 2022. Although the Company is not required to seek stockholder approval of this appointment, the Board of Directors feels it is sound corporate governance to do so. If the appointment of Deloitte is not ratified by the Company's stockholders, the Audit Committee may appoint another independent auditor or may decide to maintain its appointment of Deloitte.
Representatives of Deloitte will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.
Change of the Independent Auditor
On March 15, 2022, following a competitive proposal process at the direction of the Audit Committee, we dismissed Crowe LLP (“Crowe”) as our independent auditor, effective immediately. The decision to change independent auditors was approved by the Audit Committee.
Crowe's reports on the Company's consolidated financial statements as of and for the years ended December 31, 2020 and 2021 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.
During the two fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through March 15, 2022, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions thereto, with Crowe on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Crowe, would have caused Crowe to make reference to the subject matter of the disagreements in connection with its reports; or (ii) reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.
We provided Crowe with a copy of the foregoing disclosures and requested Crowe to furnish us with a letter addressed to the SEC stating whether it agrees with the statements made by us set forth above and, if not, stating the respects in which is does not agree. Crowe's letter, dated March 21, 2022, was filed as Exhibit 16.1 to our Current Report on Form 8-K, filed with the SEC on March 21, 2022.
On March 15, 2022, we informed Deloitte that the Audit Committee had approved the selection of Deloitte as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. During our two most recent fiscal years ended December 31, 2021 and 2020, and the subsequent interim period through March 15, 2022, neither we nor anyone acting on our behalf consulted with Deloitte regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.
Representatives of Crowe will not be present at the Annual Meeting.
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Vote Required
The affirmative vote of holders of the majority of the shares for which votes are cast on the proposal at the Annual Meeting is needed to approve this proposal. Abstentions and broker non-votes will not be counted as votes cast and, therefore, will not affect this proposal. Further, the failure to vote, either by proxy or in person, will not have an effect on this proposal. Unless instructions to the contrary are specified in a proxy properly voted and returned through available channels, the proxies will be voted FOR this proposal.
Fees
Fees for professional services rendered to the Company by Crowe for the years ended December 31, 2021 and 2020 were as follows:
	For the Year Ended December 31,
	2021	2020
Audit fees	$1,850,000	$2,320,000
Audit-related fees	$—	$180,000
Total audit and audit-related fees	$1,850,000	$2,500,000
All other fees	$—	$12,400
Total fees	$1,850,000	$2,512,400
Audit Fees
Fees related to the integrated audit of the Company’s annual financial statements for the years ended December 31, 2021 and 2020, and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q and 10-K for those years.

Audit-Related Fees
There were no audit related fees for 2021. Audit-related fees for 2020 included fees for comfort letter procedures relating to the public issuance of the Company's subordinated notes, and audit-related fees included fees related to the acquisition of Opus.

All Other Fees	There were no other fees for 2021. All other fees for 2020 included fees for consultation services related to Anti-Money Laundering/Bank Secrecy Act work.
Audit Committee Pre-Approval Policies and Procedures
The Audit Committee has adopted a policy that requires advance approval of all audit, audit-related, tax services and other services performed by the independent auditor. The policy provides for pre-approval by the Audit Committee of specified audit and non-audit services. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before the independent auditor is engaged to perform it.
In 2021, 100% of Audit Related Fees and All Other Fees were pre-approved by the Audit Committee.
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REPORT OF THE AUDIT COMMITTEE
The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.
The Audit Committee has reviewed and discussed the audited financial statements for fiscal year 2021 with management and with the independent auditor. Specifically, the Audit Committee has discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, which includes, among other things:
•	Methods used to account for significant unusual transactions;
•	The effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus;
•	The process used by management in formulating particularly sensitive accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates; and
•	Disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements.
The Audit Committee has received the written disclosures and the letter from the Company’s independent accountants, Crowe, required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee. Additionally, the Audit Committee has discussed with Crowe the issue of its independence from the Company. Based on its review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.
AUDIT COMMITTEE
M. Christian Mitchell, Chair
Jeffrey C. Jones
George M. Pereira
Zareh H. Sarrafian
Richard C. Thomas
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MEETING AND OTHER INFORMATION
Notice of Internet Availability of Proxy Materials
In accordance with rules adopted by the SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”). The Notice of Internet Availability provides instructions either for accessing our proxy materials, including the Notice of Meeting and Proxy Statement, the 2021 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2021 (the “Proxy Materials”), at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically by e-mail. If you would like to receive a paper or e-mail copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability we mailed to you.

Our Board of Directors provided the Notice of Internet Availability and is making the proxy materials available to you in connection with the Annual Meeting. As a stockholder of record on the Record Date, you are invited to attend the Annual Meeting and are entitled to, and requested to, vote on the proposals described in this Proxy Statement.

Information Contained in Proxy Statement
This information relates to the proposals to be voted on at the Annual Meeting, the voting process, compensation of our directors and most highly paid executives, and certain other required information.

Access the Company’s Proxy Materials electronically
The Proxy Materials are available at www.proxyvote.com and from our corporate website at www.ppbi.com using the “Investors” section. To view this material, you must have available the 16-digit control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

Stockholders Eligible to Vote	Only stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.
Shares Eligible to be Voted
As of the Record Date, we had 94,984,637 shares of common stock outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the eleven (11) director nominees to be elected and one vote on each other matter to be voted on at the Annual Meeting.

Quorum Requirement
As of the Record Date, 94,984,637 shares of the Company’s common stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Broker Non-Votes
If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters such as Proposal No. 4, the ratification of the appointment of our independent auditor. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters. All of the matters on which stockholders will be asked to vote on at the Annual Meeting, with the exception of Proposal No. 4, the ratification of the appointment of our independent auditor, are “non-routine” matters.

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How to Vote
If you are the stockholder of record, you may vote by one of the following four methods (as instructed on the Notice of Internet Availability):
• in person at the Annual Meeting;
• via the Internet;
• by telephone; or
• by mail.
If you would like to vote in person at the Annual Meeting and would like to obtain directions to, or other instructions for attending, the Annual Meeting, please contact Investor Relations, Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614 at (949) 864-8000.
If you elect to vote by mail and you requested and received a printed set of the proxy materials, you may mark, sign, date and mail the proxy card enclosed with the proxy materials you received.
Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board of Directors.
If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive these Proxy Materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee, and you bring the proxy to, or otherwise present your proxy at, our Annual Meeting.

Voting Over the Internet or by Telephone
Voting over the Internet: You may use the Internet (www.proxyvote.com) to transmit your vote up until 11:59 P.M., Eastern Time, May 22, 2022 by following the instructions provided either in the Notice of Internet Availability or on the proxy card or voting instruction form you received if you requested and received a printed set of the proxy materials.
Voting by Telephone: If you are a stockholder of record, you may call 1-800-690-6903 and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, May 22, 2022 by following the instructions provided either in the Notice of Internet Availability or on the proxy card or voting instruction form you received if you requested and received a printed set of the proxy materials. Note: If you intend to take advantage of the opportunity to listen to the Annual Meeting via telephone, you will not be able to revoke or cast a vote over the telephone during the Annual Meeting.
If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

Revoking or Changing Your Vote
If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:
• submitting a new proxy card with a later date;
• delivering written notice to our Secretary on or before May 23, 2022, stating that you are revoking your proxy;
• attending the Annual Meeting and voting your shares in person; or
• if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.
Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.
If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

The Cost of the Proxy Solicitation
The Company will bear the cost of the solicitation of proxies. Officers and regular employees of the Company may, without being additionally compensated, solicit proxies personally and by mail, telephone, facsimile or electronic communication. We have retained DF King & Co., Inc. to assist in the solicitation at a cost of approximately $10,500, plus payment of reasonable out-of-pocket expenses incurred by DF King & Co., Inc.

How to Obtain the Company’s Corporate Governance Information
Our Corporate Governance information is available from our website at www.ppbi.com under the “Investors” section. Our stockholders may also obtain written copies at no cost by writing to us at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Investor Relations Department, or by calling (949) 864-8000.

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Requesting Electronic or Printed Copies of this and Future Proxy Materials
You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:
• visiting www.proxyvote.com;
• calling 1-800-690-6903; or
• sending an email to sendmaterial@proxyvote.com.
When requesting copies of proxy materials and other stockholder communications, you should have available the 16-digit control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

STOCKHOLDER PROPOSALS OR NOMINATIONS
Under the rules of the SEC and our Bylaws, stockholder proposals that meet certain conditions may be included in our Proxy Statement and form of proxy for a particular annual meeting if they are presented to us in accordance with the following:
•
Stockholder proposals intended to be considered for inclusion in next year’s Proxy Statement for the 2023 Annual Meeting of Stockholders must be received by the Company by December 14, 2022, which is one hundred twenty (120) days prior to the anniversary date that we released this Proxy Statement to our stockholders for the Annual Meeting.

•
Stockholders that intend to present a proposal at our 2023 Annual Meeting of Stockholders, but not to include the proposal in our Proxy Statement for that meeting, must give notice of the proposal to our Secretary no sooner than January 23, 2023, which is one hundred twenty (120) days prior to May 23, 2023, which is the one-year anniversary of the Annual Meeting, but no later than February 22, 2023, which is ninety (90) days prior to May 23, 2023 (the one-year anniversary of the Annual Meeting). As set forth in our Bylaws, the stockholder’s notice to the Secretary must contain certain required information.

•
If the date of the 2023 Annual Meeting of Stockholders is held on a date more than thirty (30) calendar days before or sixty (60) days after May 23, 2023 (the one-year anniversary of the Annual Meeting), the stockholder’s notice must be delivered to our Secretary no sooner than the 120th day prior to the 2023 Annual Meeting of Stockholders, and no later than (a) the 90th day prior to the date of the 2023 Annual Meeting of Stockholders, or (b) in the event the first public announcement of the date of the 2023 Annual Meeting of Stockholders is less than one hundred (100) days prior to the date of the 2023 Annual Meeting of Stockholders, the 10th day following the day on which public announcement of the date of the 2023 Annual Meeting of Stockholders is first made by the Company.

•
In the event the Board of Directors increases the number of directors to be elected to the Board of Directors and the public announcement of such increase is not made on or before February 12, 2023, which is one hundred (100) days prior to May 23, 2023 (the one-year anniversary of the Annual Meeting), stockholder nominees for the new directorships will be considered timely if provided to Secretary within ten (10) days of the public announcement.

•
Pursuant to Rule 14a-4(c)(1) promulgated under the Exchange Act, the proxies designated by us for the Annual Meeting will have discretionary authority to vote with respect to any proposal received after February 27, 2022, which is forty-five (45) days before the date on which the Company first sent the proxy materials for the Annual Meeting. In addition, our Bylaws, provide that any matter to be presented at the Annual Meeting must be proper business to be transacted at the Annual Meeting or a proper nomination to be decided on at the Annual Meeting and must have been properly brought before such meeting pursuant to our Bylaws.

•
Our Secretary must receive notices of stockholder proposals or nominations in writing at the executive offices of the Company at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, Attention: Secretary.

No notice that a stockholder intends to present a proposal at the Annual Meeting was received by the Company on or before February 16, 2022, which was ninety (90) days prior to the one-year anniversary of the 2021 Annual Meeting of Stockholders.
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COMPANY DOCUMENTS AND OTHER MATTERS
Annual Report
A copy of our 2021 Annual Report, including financial statements and schedules, has been made available to stockholders and is posted from our website at www.ppbi.com under the “Investors” section, from the website www.proxyvote.com and from the SEC at its website, www.sec.gov.
Additional copies of our 2021 Annual Report may be obtained without charge by writing to Investor Relations, Pacific Premier Bancorp, Inc., 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614 or by calling (949) 864-8000.
Householding
The SEC has adopted rules that permit companies and intermediaries, such as brokers, to satisfy delivery requirements for annual reports, proxy statements, and Notices of Internet Availability of Proxy Materials with respect to two or more stockholders sharing the same address by delivering a single annual report, proxy statement, and Notice of Internet Availability of Proxy Materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Brokers with account holders who are stockholders of the Company may be householding the Company’s proxy materials. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate annual report, proxy statement, or Notice of Internet Availability of Proxy Materials, or if you are receiving multiple copies thereof and wish to receive only one, please notify your broker or nominee if your shares are held in a brokerage account or other account or our agent, American Stock Transfer & Trust Company, LLC (“AST”) if you hold registered shares. You can notify AST by sending a written request to: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, NY 11219, or by calling AST at (800) 937-5449.
Other Matters
The Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.
Whether or not you intend to be present at the Annual Meeting, you are urged to vote via the Internet, by telephone or, if you received printed materials, by returning your proxy card. If you are present at the Annual Meeting and wish to vote your shares in person, your original proxy may be revoked by voting at the Annual Meeting. However, if you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your record-holder to vote personally at the Annual Meeting.
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ANNEX A
GAAP RECONCILIATIONS
The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company’s operational performance and to enhance investors’ overall understanding of such financial performance. The non-GAAP measures used herein include net income, as adjusted, return on average assets, as adjusted, diluted earnings per share, as adjusted, return on average common equity, return on average common equity, as adjusted, return on average tangible common equity, return on average tangible common equity, as adjusted, efficiency ratio, tangible book value per share, pre-provision net revenue, and pre-provision net revenue on average assets.
Management believes that these non-GAAP financial measures provides useful information to an understanding of the operating results of our core business. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. As other companies may use different calculations for these adjusted measures, this presentation may not be comparable to other similarly titled adjusted measures reported by other companies. A reconciliation of the non-GAAP measure to the GAAP measure are set forth below:
	For the Quarter Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020	2019	2018	2017
	(Dollars in thousands)
Net Income	$84,831	$67,136	$339,889	$60,351	$159,718	$123,340	$60,100
Add: DTA Revaluation	—	—	—	—	—	—	5,633
Add: Initial CECL-Related ACL Adjustment Related to Acquisition	—	—	—	84,431	—	—	—
Add: Merger-related Expense	—	5,071	5	49,129	656	18,454	21,002
Less: Tax Adjustment(1)	—	(1,450)	(1)	(38,170)	(190)	(5,359)	(7,766)
Net Income, as Adjusted	$84,831	$70,757	$339,893	$155,741	$160,184	$136,435	$78,969
Average Assets	$20,867,005	$20,059,893	$20,492,402	$16,817,242	$11,546,912	$9,794,917	$6,094,883
Return on Average Assets	1.63%	1.34%	1.66%	0.36%	1.38%	1.26%	0.99%
Add: Initial CECL-Related ACL Adjustment and Merger-Related Expense, Net of Tax and DTA Revaluation(1)	—%	0.07%	—%	0.57%	0.01%	0.13%	0.31%
Return on Average Assets, as Adjusted	1.63%	1.41%	1.66%	0.93%	1.39%	1.39%	1.30%
(1)	Initial CECL-related ACL adjustment related to acquisition and merger-related expense are tax effected at respective statutory tax rates.
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	For the Year Ended December 31,
	2021	2020	2019	2018	2017
	(Dollars in thousands, except per share data)
Net Income	$339,889	$60,351	$159,718	$123,340	$60,100
Less: Net Income Allocated to Participating Securities	(3,517)	(798)	(1,650)	—	—
Net Income Allocated to Common Stockholders	336,372	59,553	158,068	123,340	60,100
Add: DTA Revaluation	—	—	—	—	5,633
Add: Initial CECL-Related ACL Adjustment Related to Acquisition	—	84,431	—	—	—
Add: Merger-Related Expense	5	49,129	656	18,454	21,002
Less: Tax Adjustment(1)	(1)	(38,170)	(190)	(5,359)	(7,766)
Net Income Allocated to Common Stockholders, as Adjusted	$336,376	$154,943	$158,534	$136,435	$78,969
Weighted Average Shares Outstanding-Diluted	94,012,137	79,506,274	60,692,281	54,613,057	38,511,261
Diluted Earnings per Share	$3.58	$0.75	$2.60	$2.26	$1.56
Diluted Earnings per Share, as Adjusted	$3.58	$1.95	$2.61	$2.50	$2.05
(1)	Initial CECL-related ACL adjustment related to acquisition and merger-related expense are tax effected at respective statutory tax rates
	For the Quarter Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020	2019	2018	2017
	(Dollars in thousands)
Net Income	$84,831	$67,136	$339,889	$60,351	$159,718	$123,340	$60,100
Add: Amortization of Intangible Assets Expense	3,880	4,505	15,936	17,072	17,245	13,594	6,144
Less: Tax Adjustment(1)	(1,107)	(1,288)	(4,556)	(4,892)	(4,986)	(3,948)	(2,272)
Net Income for Average Tangible Common Equity	87,604	70,353	351,269	72,531	171,977	132,986	63,972
Add: DTA Revaluation	—	—	—	—	—	—	5,633
Add: Initial CECL-Related ACL Adjustment Related to Acquisition	—	—	—	84,431	—	—	—
Add: Merger-Related Expense	—	5,071	5	49,129	656	18,454	21,002
Less: Tax Adjustment(1)	—	(1,450)	(1)	(38,170)	(190)	(5,359)	(7,766)
Adjusted Net Income for Average Tangible Common Equity	$87,604	$73,974	$351,273	$167,921	$172,443	$146,081	$82,841
Average Stockholders‘ Equity	$2,851,000	$2,710,509	$2,798,593	$2,419,013	$1,996,761	$1,599,886	$890,856
Less: Average Intangible Assets	(71,897)	(88,216)	(77,817)	(86,740)	(92,339)	(73,683)	(30,270)
Less Average Goodwill	(901,312)	(898,436)	(900,458)	(861,183)	(808,535)	(651,550)	(325,859)
Average Tangible Common Equity	1,877,791	1,723,857	1,820,318	1,471,090	1,095,887	874,653	534,727
Add: Tax Adjustment(1)	—	—	—	55,644	—	—	—
Average Tangible Common Equity, as Adjusted	$1,877,791	$1,723,857	$1,820,318	$1,526,734	$1,095,887	$874,653	$534,727
Return on Average Common Equity	11.90%	9.91%	12.14%	2.49%	8.00%	7.71%	6.75%
Return on Average Common Equity, as Adjusted	11.90%	10.44%	12.15%	6.29%	8.02%	8.53%	8.86%
Return on Average Tangible Common Equity	18.66%	16.32%	19.30%	4.93%	15.69%	15.20%	11.96%
Return on Average Tangible Common Equity, as Adjusted	18.66%	17.16%	19.30%	11.00%	15.74%	16.70%	15.49%
(1)	Amortization of intangible assets, initial CECL-related ACL adjustment related to acquisition, and merger-related expense are tax effected at respective statutory tax rates
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	For the Quarter Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020	2019	2018	2017
	(Dollars in thousands)
Total Noninterest Expense	$97,252	$99,939	$380,277	$381,119	$259,065	$249,905	$167,958
Less: Amortization of Intangible Assets Expense	(3,880)	(4,505)	(15,936)	(17,072)	(17,245)	(13,594)	(6,144)
Less: Other Real Estate Owned Operations, Net	—	5	—	(1)	(160)	(4)	(72)
Less: Merger-related Expense	—	(5,071)	(5)	(49,129)	(656)	(18,454)	(21,002)
Noninterest Expense, as Adjusted	$93,372	$90,368	$364,336	$314,917	$241,004	$217,853	$140,740
Net Interest Income	$170,719	$168,198	$662,374	$574,211	$447,301	$392,711	$247,502
Add: Total Noninterest Income	27,281	23,194	107,850	71,325	35,236	31,027	31,114
Less: Gain from Investment Securities	(3,585)	(5,002)	(16,906)	(13,882)	(8,571)	(1,399)	(2,737)
Less: Other Income – Security Recoveries	(1)	(1)	(10)	(2)	(2)	(4)	(1)
Less: Net Loss (Gain) from Other Real Estate Owned	—	70	—	112	(52)	(281)	(46)
Less: Net Loss From Debt Extinguishment	—	—	180	—	612	—	—
Revenue, as Adjusted	$194,414	$186,459	$753,488	$631,764	$474,524	$422,054	$275,832
Efficiency Ratio	48.0%	48.5%	48.4%	49.8%	50.8%	51.6%	51.0%
	For the Year Ended December 31,
	2016	2015	2014	2013
	(Dollars in thousands)
Total Noninterest Expense	$98,063	$73,332	$54,938	$50,815
Less: Amortization of Intangible Assets Expense	(2,039)	(1,350)	(1,014)	(764)
Less: Other Real Estate Owned Operations, Net	(385)	(121)	(75)	(618)
Less: Merger-related Expense	(4,388)	(4,799)	(1,490)	(6,926)
Noninterest Expense, as Adjusted	$91,251	$67,062	$52,359	$42,507
Net Interest Income	$153,075	$106,299	$73,635	$58,444
Add: Total Noninterest Income	19,602	14,388	13,377	8,811
Less: Gain From Investment Securities	(1,797)	(290)	(1,547)	(1,544)
Less: Other Income - Security Recoveries	205	—	29	4
Less: Net Loss (Gain) from Other Real Estate Owned	(18)	—	—	—
Revenue, as Adjusted	$171,067	$120,397	$85,494	$65,715
Efficiency Ratio	53.6%	55.9%	61.3%	64.7%
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	For the Year Ended December 31,
	2021	2020	2019	2018	2017
	(Dollars in thousands, except per share data)
Total Stockholders‘ Equity	$2,886,311	$2,746,649	$2,012,594	$1,969,697	$1,241,996
Less: Intangible Assets	(970,883)	(984,076)	(891,634)	(909,282)	(536,343)
Tangible Common Equity	$1,915,428	$1,762,573	$1,120,960	$1,060,415	$705,653
Basic Shares Outstanding	94,389,543	94,483,136	59,506,057	62,480,755	46,245,050
Book Value per Share	$30.58	$29.07	$33.82	$31.52	$26.86
Less: Intangible Book Value per Share	(10.29)	(10.42)	(14.98)	(14.55)	(11.60)
Tangible Book Value per Share	$20.29	$18.65	$18.84	$16.97	$15.26
	For the Year Ended December 31,
	2016	2015	2014	2013
	(Dollars in thousands, except per share data)
Total Stockholders’ Equity	$459,740	$298,980	$199,592	$175,226
Less: Intangible Assets	(111,941)	(58,002)	(28,564)	(24,056)
Tangible Common Equity	$347,799	$240,978	$171,028	$151,170
Basic Shares Outstanding	27,798,283	21,570,746	16,903,884	16,656,279
Book Value per Share	$16.54	$13.86	$11.81	$10.52
Less: Intangible Book Value per Share	(4.03)	(2.69)	(1.69)	(1.44)
Tangible Book Value per Share	$12.51	$11.17	$10.12	$9.08
	For the Quarter Ended December 31,		For the Year Ended December 31,
	2021	2020	2021	2020	2019	2018	2017
	(Dollars in thousands)
Interest Income	$177,006	$180,824	$696,739	$630,726	$526,107	$448,423	$270,005
Interest Expense	6,287	12,626	34,365	56,515	78,806	55,712	22,503
Net Interest Income	170,719	168,198	662,374	574,211	447,301	392,711	247,502
Noninterest Income	27,281	23,194	107,850	71,325	35,236	31,027	31,114
Revenue	198,000	191,392	770,224	645,536	482,537	423,738	278,616
Noninterest Expense	97,252	99,939	380,277	381,119	259,065	249,905	167,958
Add: Merger-related Expense	—	5,071	5	49,129	656	18,454	21,002
Pre-provision Net Revenue	$100,748	$96,524	$389,952	$313,546	$224,128	$192,287	$131,660
Average Assets	$20,867,005	$20,059,893	$20,492,402	$16,817,242	$11,546,912	$9,794,917	$6,094,883
Pre-provision Net Revenue on Average Assets (Annualized)	1.93%	1.92%	1.90%	1.86%	1.94%	1.96%	2.16%
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Appendix 1
PACIFIC PREMIER BANCORP, INC.
AMENDED AND RESTATED
2022 LONG-TERM INCENTIVE PLAN
Article I
ESTABLISHMENT OF THE PLAN
Pacific Premier Bancorp, Inc. and any Subsidiary thereof (together, the “Company”) hereby establishes the Amended and Restated 2022 Long-Term Incentive Plan (the “Plan”) upon the terms and conditions hereinafter stated. The Purpose of the Plan is to promote the long-term success of the Company and the creation of stockholder value by (a) encouraging officers, employees, directors and individuals performing services for the Company as consultants or independent contractors to focus on critical long-range objectives, (b) encouraging the attraction and retention of officers, employees, directors, consultants and independent contractors with exceptional qualifications and (c) linking officers, employees, directors, consultants and independent contractors directly to stockholder interests through ownership of the Company. Awards granted under the Plan may be stock options, restricted stock or stock appreciation rights.
Article II
DEFINITIONS
2.01 “Award” means any Option, Restricted Stock, Restricted Stock Unit or Stock Appreciation Right granted under the Plan.
2.02 “Award Agreement” means the written agreement pursuant to Article VI hereof that sets forth the terms, conditions, restrictions and privileges for an Award and that incorporates the terms of the Plan.
2.03 “Bank” means Pacific Premier Bank.
2.04 “Board” means the Board of Directors of the Company.
2.05 “Cause” shall have the meaning set forth in the Participant’s employment or other agreement with the Company, provided that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Cause, then Cause shall mean: (i) a failure of the Participant to substantially perform his or her duties including, without limitation, repeated refusal to follow the reasonable directions of Participant’s employer, knowing violation of law in the course of performance of the duties of Participant’s employment with the Company, or repeated absences from work without a reasonable excuse, (ii) the Participant’s willful misconduct or gross negligence, (iii) the Participant shall have committed an act of fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company, or (iv) the Participant shall have been convicted by a court of competent jurisdiction of, or pleaded guilty or nolo contendere to, conduct constituting a felony.
2.06 “Change in Control” shall have the meaning specified in an Award Agreement. In the absence of any definition in the Award Agreement, “Change in Control” means the occurrence of any of the following events subsequent to the date of this Plan or applicable Award Agreement: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act), after the date hereof, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any affiliate of the Company, is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then outstanding securities; provided that any acquisition pursuant to a transaction where (A) the stockholders of the Company immediately prior to such transaction own directly or indirectly at least fifty percent (50%) of the combined voting power of the Company’s securities, and (B) the individuals who were members of the Company’s Board of Directors immediately prior to the acquisition transaction constitute at least two-thirds of the members of the board of directors immediately following such transaction, will not be considered a Change in Control; (ii) the sale or other disposition of all or substantially all of the assets of the Company or the transfer by the Company of greater than 25% of the voting securities of the Bank (other than to the Company); (iii) during any period of three consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or (iv) the consummation of a plan of reorganization, merger or consolidation involving the Company, except for a reorganization, merger or consolidation where (A) the stockholders of the Company immediately prior to such reorganization, merger or consolidation own directly or indirectly at least fifty percent (50%) of the combined voting power of the outstanding voting securities of the company resulting from such reorganization, merger or consolidation (the “Surviving Company”) in substantially the same proportion as their ownership of voting securities of the Company immediately prior to such reorganization, merger or consolidation, and (B) the individuals who were members of the Board immediately prior to the execution of the agreement providing for such reorganization, merger or consolidation constitute at least two-thirds of the members of the board of directors of the Surviving Company, or of a company beneficially owning, directly or indirectly, a majority of the voting securities of the Surviving Company. Notwithstanding the foregoing, in the event of payment of any Award that is nonqualified deferred compensation subject to Section 409A of the Code, “Change in Control” shall have the meaning set forth in Section 1.409A-3(i)(5) of the applicable Treasury regulations.
2.07 “Code” means the Internal Revenue Code of 1986, as amended.
83

2.08 “Common Stock” means shares of the common stock, par value $0.01 per share, of the Company.
2.09 “Disability” means any physical or mental impairment which qualifies an Employee for disability benefits under any applicable long-term disability plan maintained by the Company or, if no such plan applies, which would qualify such Employee for disability benefits under the Federal Social Security System.
2.10 “Effective Date” means the later of (i) the date upon which the Board approves the Plan and (ii) the most recent date upon which a majority of the Company’s stockholders vote to approve the Plan.
2.11 “Employee” means any person who is employed by the Company and whose wages are reported on a Form W-2. The Company’s classification as to who is an Employee shall be determinative for purposes of an individual’s eligibility under the Plan.
2.12 “Exchange Act” means the Securities Exchange Act of 1934, as amended.
2.13 “Fair Market Value” of a share of the Company’s Common Stock for all purposes under the Plan shall be the last transaction price of the Common Stock quoted for such date by the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) or the closing price reported by the New York Stock Exchange (“NYSE”) or any other stock exchange or quotation or listing service (as published by the Wall Street Journal, if published) on such date or if the Common Stock was not traded on such date, on the next preceding day on which the Common Stock was traded thereon or the last previous date on which a sale is reported. If the Common Stock is not traded on the NASDAQ, the NYSE or any other stock exchange, the Fair Market Value of the Common Stock is the value so determined by the Board in good faith by such methods or procedures as the Board may establish.
2.14 “Good Reason” shall have the meaning set forth in the Participant’s employment or other agreement with the Company, provided, that if the Participant is not a party to any such employment or other agreement or such employment or other agreement does not contain a definition of Good Reason, then Good Reason shall mean the occurrence, without the affected Participant’s written consent, of (i) a material diminution in the Participant’s annual base compensation, provided that, for purposes of this definition, a reduction in base compensation of 10% or less shall not be considered a material diminution, (ii) any material diminution in the Participant’s authority, duties, or responsibilities, or (iii) the relocation of the Participant’s principal place of employment to a location more than 50 miles from the Participant’s principal place of employment. Notwithstanding the foregoing, no event or condition shall constitute Good Reason unless (i) the Participant provides notice to the Company of such condition or event no later than 30 days following the initial existence of such condition or event, and (ii) the Company fails to remedy such condition or event no later than 30 days following receipt of such notice.
2.15 “Incentive Stock Option” means any Award granted under this Plan which the Board intends (at the time it is granted) to be an incentive stock option within the meaning of Section 422 of the Code. All Incentive Stock Options issued under this Plan are intended to comply with the requirements of Section 422 of the Code, and the regulations thereunder, and all provisions hereunder shall be read, interpreted and applied with that purpose in mind.
2.16  “Non-Qualified Stock Option” means any Award granted under this Plan which is a stock option but is not an Incentive Stock Option.
2.17 “Officer” means any Employee of the Company who is designated by the Board as a corporate officer.
2.18 “Option” means an Award of an Incentive Stock Option or a Non-Qualified Stock Option granted under Section 7.01 hereof.
2.19 “Participant” means any Employee, Officer, director, consultant or independent contractor who is designated by the Committee pursuant to Article VI to participate in the Plan.
2.20 “Retirement” means a termination of employment which constitutes a “retirement” under any applicable qualified pension benefit plan maintained by the Company or a Subsidiary, as that term is defined by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or if no such plan is maintained by the Company, a termination of employment anytime following attainment of age 65. With respect to an Award that is nonqualified deferred compensation subject to Section 409A of the Code, any termination of employment must also be considered a “separation from service” as defined in Section 1.409A-1(h) of the Treasury regulations.
2.21  “Restricted Stock Award” means an Award granted under Section 7.02 hereof.
2.22  “Restricted Stock Unit Award” means an Award granted under Section 7.03 hereof.
2.23  “Securities Act” means the Securities Act of 1933, as amended.
2.24 “Stock Appreciation Right” or “SAR” means an Award granted under Section 7.04 hereof.
2.25 “Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if, at the time of granting of an Award, each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.
2.26 “Substitute Award” means an Award granted under the Plan in substitution for one or more equity awards of an acquired company that are converted, replaced or adjusted in connection with the acquisition.
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Article III
ADMINISTRATION OF THE PLAN AND MISCELLANEOUS
3.01 Plan Administration. The Plan shall be administered by the Compensation Committee (the “Committee”) of the Board. References herein to the Committee shall be deemed to include and refer to the Board of Directors to the extent applicable. The Committee may, in its discretion, delegate to one or more officers responsibility for the day-to-day operation of the Plan. The Committee shall make all determinations with respect to participation in the Plan by Employees, Officers, directors, consultants or independent contractors of the Company, and with respect to the extent of that participation. The interpretation and construction of any provision of the Plan by the Committee shall be final. No member of the Committee shall be liable for any action or determination made by him or her in good faith.
3.02 Limitation on Liability. No Committee member shall be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent allowed by law and the Company’s organizational documents and Bylaws, the Committee shall be indemnified by the Company in respect of all their activities under the Plan.
3.03 Compliance with Law and Regulations. All Awards granted hereunder shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Company shall not be required to issue or deliver any certificates for shares of Common Stock prior to the completion of any registration or qualification of, or obtaining of consents or approvals with respect to, such shares under any federal or state law or any rule or regulation of any government body, which the Company shall, in its sole discretion, determine to be necessary or advisable.
3.04 Restrictions on Transfer. The Company shall place a legend upon any certificate representing shares acquired pursuant to an Award granted hereunder noting that the transfer of such may be restricted pursuant to the terms of an Award Agreement or as set forth in applicable laws and regulations.
3.05 Revocation for Misconduct. Any Award, or portion thereof, under this Plan, whether or not vested, made to a Participant who is discharged from the employ of the Company or any of its subsidiaries (or whose personal services contract is terminated in the case of a consultant or independent contractor) for Cause may be automatically terminated, or rescinded and revoked by determination of the Committee.
Article IV
ELIGIBILITY
Awards may be granted to such Employees, Officers, directors, consultants or independent contractors as may be designated from time to time by the Committee, pursuant to guidelines, if any, which may be adopted from time to time.
Article V
COMMON STOCK AVAILABLE FOR THE PLAN
The aggregate number of shares of Common Stock which may be issued pursuant to this Plan shall be 7,000,000, all of which may be granted as Incentive Stock Options. If and to the extent that the number of issued shares of Common Stock shall be increased or reduced by change in par value, split up, reclassification, distribution of a dividend payable in Common Stock, merger, consolidation, reorganization, recapitalization, reincorporation, or the like, the Board shall make appropriate adjustment in the number of shares of Common Stock authorized by the Plan and in the number and exercise or purchase price of shares covered by outstanding Awards under the Plan; provided that no such adjustment shall cause any Award hereunder which is or becomes subject to Section 409A of the Code to fail to comply with the requirements of such section. In the event of any adjustment in the number of shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment. The Board may make such adjustments, and its determination shall be final, binding and conclusive.
The Board also may adjust the number of shares subject to outstanding Awards and the exercise or purchase price and the terms of outstanding Awards to take into consideration material changes in accounting practices or principles, extraordinary dividends, acquisitions or dispositions of stock or property or any other event if it is determined by the Board that such adjustment is appropriate in order to prevent dilution or expansion of the rights of Participants, provided that no such adjustment shall be made in the case of an Incentive Stock Option, without the consent of the Participant, if such adjustment would constitute a modification, extension or renewal of the Option within the meaning of Section 424(h) of the Code. Notwithstanding anything to the contrary in this Article V, the Company shall not engage in any re-pricing of any Options granted under this Plan without approval by the Company’s stockholders who are eligible to vote at a meeting of stockholders. For purposes of this Article V, the term “re-pricing” shall mean the following: (i) lowering the exercise price of an Option to take into account a decrease in the Fair Market Value of the Company’s Common Stock below the Option’s stated exercise price, or (ii) canceling an Option at a time when its exercise price exceeds the Fair Market Value of the underlying Common Stock in exchange for another Award under the Plan.
No shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again
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become available for grant under the Plan as if no Awards had been previously granted with respect to such shares. Notwithstanding the foregoing, no shares shall again become available for grant under the Plan if such shares have been (i) tendered as payment to exercise an Option, or (ii) withheld to cover the exercise price of any Option or any tax withholding obligations with respect to any Award.
The Committee may grant Substitute Awards under the Plan. To the extent consistent with the requirements of Section 422 and the regulations thereunder and other applicable legal requirements (including applicable stock exchange requirements), shares of Common Stock delivered in respect of Substitute Awards will be in addition to and will not reduce the number of shares of Common Stock authorized by the Plan. Notwithstanding the foregoing, if any Substitute Award is settled in cash or expires, becomes unexercisable, terminates or is forfeited to or repurchased by the Company without the delivery of Common Stock, the shares of Common Stock previously subject to such Award will not increase the number of shares of Common Stock authorized by the Plan or otherwise be available for future delivery under the Plan.
Article VI
PARTICIPATION; AWARD AGREEMENT
The Committee shall, in its discretion, determine from time to time which Employees, Officers, directors, consultants or independent contractors will participate in the Plan and receive Awards under the Plan. In making all such determinations, there shall be taken into account the duties, responsibilities and performance of each respective Employee, Officer, director, consultant or independent contractor, his or her present and potential contributions to the growth and success of the Company, his or her cash compensation and such other factors as the Committee shall deem relevant to accomplishing the purposes of the Plan.
Awards may be granted individually or in tandem with other Awards. All Awards are subject to the terms, conditions, restrictions and privileges of the Plan in addition to the terms, conditions, restrictions and privileges for an Award contained in the Award Agreement. No Award under this Plan shall be effective unless memorialized in writing by the Committee in an Award Agreement delivered to and signed by the Participant.
Notwithstanding any provision of the Plan and subject to adjustment as provided in Article V, the maximum aggregate number of shares of Common Stock with respect to one or more Awards that may be granted to any one person during any one calendar year shall be 400,000 shares or 30,000 shares in the case of non-employee Directors.
Except for Awards granted with respect to a maximum of five percent of the shares of Common Stock authorized for issuance under this Plan and Substitute Awards, Awards shall not provide for a designated vesting period of less than one year; provided, however, that for any Award made to a non-employee Director, the date of an annual meeting of stockholders of the Company shall be deemed satisfied if such Award vests upon the earlier of (i) the non-employee Director’s completion of one year of Board service measured from the date of grant or (ii) immediately prior to the first regular annual meeting of stockholders of the Company that occurs in the year following the date of grant.
Article VII
AWARDS
7.01 Stock Options. The Committee may from time to time grant to eligible Participants Awards of Incentive Stock Options or Non-Qualified Stock Options; provided however that Awards of Incentive Stock Options shall be limited to Employees of the Company. Awards of Incentive and Non-Qualified Stock Options must have an exercise price at least equal to the Fair Market Value of a share of Common Stock at the time of grant, except as provided in Section 8.07. The exercise price applicable to a particular Award shall be set forth in each individual Award Agreement.
7.02 Restricted Stock. The Committee may from time to time grant to eligible Participants Awards of Restricted Stock in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A Restricted Stock Award represents shares of Common Stock that are issued subject to such restrictions on transfer and other incidents of ownership and such forfeiture conditions as the Committee may determine. The Committee may, in connection with any Restricted Stock Award, require the payment of a specified purchase price.
7.03 Restricted Stock Unit. The Committee may from time to time grant to eligible Participants Awards of Restricted Stock Units in such amounts, on such terms and conditions, and for such consideration, including no consideration or such minimum consideration as may be required by law, as it shall determine. A Restricted Stock Unit Award represents a hypothetical unit equivalent in value to a share of Common Stock which entitles the Participant to a payment in cash or Common Stock upon the expiration of the restricted period. A Participant has no voting rights with respect to Restricted Stock Units. The Committee may, in connection with any Restricted Stock Unit Award, require the payment of a specified purchase price.
7.04 Stock Appreciation Rights. The Committee may from time to time grant to eligible Participants Awards of Stock Appreciation Rights (“SARs”) in such amounts, on such terms and conditions, as it shall determine. A SAR gives to a Participant the right to receive upon exercise, an amount equal to the excess of (1) the Fair Market Value of one share of Common Stock on the date of exercise over (2) the exercise price of the SAR (which in the case of an SAR granted in tandem with an Option shall be equal to the exercise price of the underlying Option, and which in the case of any other SAR shall be such price as the Committee may determine, provided it is no less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such SAR), times the number of shares of Common Stock covered by such SAR Award.
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Article VIII
OPTION AWARDS
8.01 Vesting of Options.
(a)General Rules. Each Option granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions set forth in the Plan and in the Award Agreement. Incentive Stock Options and Non-Qualified Stock Options shall vest and be exercisable in full on the third (3rd) anniversary of the date of grant, unless otherwise determined in the sole discretion of the Committee. Subject to the foregoing, no vesting shall occur on or after the date that a Participant’s employment or personal services contract with the Company terminates for any reason, except as set forth herein and as may be set forth in an applicable Award Agreement.
(b)Acceleration of Vesting Upon Death or Disability. In the event a Participant dies while in the employ of the Company or terminates employment with the Company as a result of Disability, any Option(s) granted to such Participant under this Plan not yet vested on such date shall become 100% vested as of such date and be exercisable either by the Participant or the Participant’s representative.
(c)Accelerated Vesting Upon a Change in Control. Notwithstanding the general rule described in subsection (a) hereof, all of a Participant’s Options shall become immediately vested and exercisable upon the Participant’s termination without Cause or resignation with Good Reason, provided such termination or resignation occurs within two (2) years following a Change in Control, except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.
8.02 Duration of Options. Subject to the terms of an applicable Award Agreement, each Option granted to a Participant shall be exercisable at any time on or after it vests for a period of (i) ten (10) years from the date of grant (five years in the case of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company), or (ii) in the event of termination of employment for any reason except death or Disability, ninety (90) days from the date of termination.
8.03 Exception for Termination Due to Death, Disability or Retirement. If a Participant dies while in the employ of the Company or terminates employment with the Company as a result of Disability or Retirement without having fully exercised his Options, the Participant or his legal representative or guardian, or the executors, administrators, legatees or distributes of his estate shall have the right, during the twelve (12) month period following the earlier of his death, Disability or Retirement, to exercise such Options to the extent vested on the date of such death, Disability or Retirement. In no event, however, shall any Option be exercisable more than ten (10) years from the date it was granted.
8.04 Notice of Disposition; Withholding; Escrow. A Participant shall immediately notify the Company in writing of any sale, transfer, assignment or other disposition (or action constituting a disqualifying disposition within the meaning of Section 421 of the Code) of any shares of Common Stock acquired through exercise of an Incentive Stock Option, within two (2) years after the grant of such Incentive Stock Option or within one (1) year after the acquisition of such shares, setting forth the date and manner of disposition, the number of shares disposed of and the price at which such shares were disposed. The Company shall be entitled to withhold from any compensation or other payments then or thereafter due to the Participant such amounts as may be necessary to satisfy any withholding requirements of federal or state law or regulation and, further, to collect from the Participant any additional amounts which may be required for such purpose. The Board may, in its discretion, require shares of Common Stock acquired by a Participant upon exercise of an Incentive Stock Option to be held in an escrow arrangement for the purpose of enabling compliance with the provisions of this Section.
8.05 Manner of Exercise. To the extent vested and exercisable, Options may be exercised in part or in whole from time to time by execution of a written notice directed to the Company, at the Company’s principal place of business, accompanied by cash or a check in payment of the exercise price for the number of shares specified and paid for. The Committee may, in its discretion, permit a Participant to exercise vested and exercisable options awarded under this Plan by surrendering an amount of Common Stock already owned by the Participant equal to the Options’ exercise price. Subject to any limitations set forth in the Award Agreement, for so long as the Common Stock is listed or admitted to trading on a national securities exchange, the Committee may, in its discretion, allow the Participant to make payment by arranging with a third party broker to sell a number of shares otherwise deliverable to the Participant and attributable to the exercise of the Option in order to pay the exercise price of the Option and any applicable withholding and employment taxes due.
8.06 $100,000 Limitation. Notwithstanding any contrary provisions contained elsewhere in this Plan and as long as required by Section 422 of the Code, the aggregate Fair Market Value, determined as of the time an Incentive Stock Option is granted, of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under this Plan and stock options that satisfy the requirements of Section 422 of the Code under any other stock option plan or plans maintained by the Company, shall not exceed $100,000. To the extent that the aggregate value of shares of Common Stock to be received by the Participant for the first time in any one year pursuant to the exercise of an Incentive Stock Option (“ISO Stock”) exceeds $100,000 based on the fair market value of the Common Stock as of the date of the Incentive Stock Option’s grant, such excess shall be treated as Common Stock received pursuant to the exercise of a Non-Qualified Stock Option (“NQSO Stock”). The Company shall designate which shares of Common Stock to be received by the Participant will be treated as ISO Stock and which shares of Common Stock, if any, will be treated as NQSO Stock by issuing separate share certificates identifying in the Company’s share transfer records which shares are ISO Stock.
8.07 Limitation on Ten Percent Stockholders. The price at which shares of Common Stock may be purchased upon exercise of an Incentive Stock Option granted to an individual who, at the time such Incentive Stock Option is granted, owns, directly or indirectly, more than ten percent (10%) of the total combined voting power of all classes of stock issued to stockholders of the Company, shall be no less than one hundred and ten percent (110%) of the Fair Market Value of a share of the Common Stock of the Company at the time of grant, and such Incentive Stock Option shall by its terms not be exercisable after the expiration of five (5) years from the date such Incentive Stock Option is granted.
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Article IX
RESTRICTED STOCK AWARDS
9.01 Vesting Requirements. Each Restricted Sock Award granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions set forth in the Plan and in the Award Agreement. The restrictions imposed on shares granted under a Restricted Stock Award shall lapse in accordance with the vesting requirements specified by the Committee in an applicable Award Agreement, except as provided below. Such vesting requirements may be based on the continued employment of the Participant with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Committee in its sole discretion, in either case as set forth in the Award Agreement.
A Participant’s Restricted Stock Award shall immediately vest upon (i) the Participant’s termination without Cause or resignation with Good Reason, provided such termination or resignation occurs within two (2) years following a Change in Control, (ii) the Participant’s death while in the employ of the Company, or (iii) the Participant’s termination of employment with the Company as a result of Disability, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.
9.02 Restrictions. Shares granted under any Restricted Stock Award may not be transferred, assigned or subject to any encumbrance, pledge, or charge until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. The Committee may require the Participant to enter into an escrow agreement providing that the certificates representing the shares granted or sold under a Restricted Stock Award will remain in the physical custody of an escrow holder until all restrictions are removed or have expired. Failure to satisfy any applicable restrictions shall result in the subject shares of the Restricted Stock Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee. The Committee may require that certificates representing the shares granted under a Restricted Stock Award bear a legend making appropriate reference to the restrictions imposed.
9.03 Rights as Stockholder. Subject to the foregoing provisions of this Article IX and the applicable Award Agreement, the Participant will have all rights of a stockholder with respect to the shares granted to him under a Restricted Stock Award, including the right to vote the shares and receive all dividends and other distributions paid or made with respect thereto, unless the Committee determines otherwise at the time the Restricted Stock Award is granted.
9.04 Section 83(b) Election. The Committee may provide in a Stock Award Agreement that the Restricted Stock Award is conditioned upon the Participant’s refraining from making an election with respect to the Award under section 83(b) of the Code. Irrespective of whether an Award is so conditioned, if a Participant makes an election pursuant to section 83(b) of the Code with respect to a Restricted Stock Award, the Participant shall be required to promptly file a copy of such election with the Company.
Article X
RESTRICTED STOCK UNIT AWARDS
10.01 Vesting Requirements. Each Restricted Stock Unit Award granted under the Plan shall be evidenced by an Award Agreement and subject to such terms and conditions set forth in the Plan and in the Award Agreement. The restrictions imposed on units granted under a Restricted Stock Unit Award shall lapse in accordance with the vesting requirements specified by the Committee in an applicable Award Agreement, except as provided below. Such vesting requirements may be based on the continued employment of the Participant with the Company for a specified time period or periods, or upon the attainment of specified business goals or measures established by the Committee in its sole discretion, in either case as set forth in the Award Agreement.
A Participant’s Restricted Stock Unit Award shall immediately vest upon (i) the Participant’s termination without Cause or resignation with Good Reason provided such termination or resignation occurs within two (2) years following a Change in Control, (ii) the Participant’s death while in the employ of the Company, or (iii) the Participant’s termination of employment with the Company as a result of Disability, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement.
10.02 Restrictions. Restricted Stock Units awarded to any Participant will be subject to forfeiture until the vesting requirements have been met. Restricted Stock Units granted under any Restricted Stock Unit Award may not be transferred, assigned or subject to any encumbrance, pledged, or charged until all applicable restrictions are removed or have expired, unless otherwise allowed by the Committee. Failure to satisfy any applicable restrictions shall result in the subject units of the Restricted Stock Unit Award being forfeited and returned to the Company, with any purchase price paid by the Participant to be refunded, unless otherwise provided by the Committee.
10.03 Rights as Stockholder. No shares of Common Stock shall be issued at the time Restricted Stock Units are awarded and the Company will not be required to set aside a fund for the payment of such Award. A Participant has no voting rights with respect to any Restricted Stock Units. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one share of Common Stock (“Dividend Equivalents”). If credited, Dividend Equivalents will be withheld by the Company for the Participant’s account, without interest (unless otherwise provided in the Award Agreement). Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) will be distributed in cash or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents (and earnings, if applicable) rounded down to nearest whole share to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant will also forfeit the right to such Dividend Equivalents.
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10.04 Settlement of Restricted Stock Units. Upon the expiration of the restricted period with respect to any outstanding Restricted Stock Units, the Company will deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock for each such outstanding Restricted Stock Unit and cash equal to any Dividend Equivalents credited with respect to each such Vested Unit (and the interest thereon, if any) or, at the discretion of the Committee, in shares of Common Stock having a Fair Market Value equal to such Dividend Equivalents (and the interest thereon, if any) rounded down to the nearest whole share; provided, however, that, if explicitly provided in the applicable Award Agreement, the Committee may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for vested Restricted Stock Unit. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment will be equal to the Fair Market Value of the Common Stock as of the date on which the restricted period lapsed with respect to each vested Restricted Stock Unit.
Article XI
STOCK APPRECIATION RIGHTS AWARDS
11.01 Grant of SARs. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant SARs to Participants in such amounts as the Committee shall determine. A SAR shall represent a right to receive a payment in cash, shares of Common Stock, or a combination thereof, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock on the date the SAR is exercised over an amount (the “SAR exercise price”) which shall be no less than the Fair Market Value on the date the SAR was granted (or the Option exercise price for SARs granted in tandem with an Option), as set forth in the applicable Award Agreement.
11.02 Award Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the SAR exercise price, the duration of the SAR, the number of Shares to which the SAR pertains, whether the SAR is granted in tandem with the grant of an Option or is freestanding, the form of payment of the SAR upon exercise, and such other provisions as the Committee shall determine. SARs granted under this Article XI shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and which shall be set forth in the applicable Award Agreement, which need not be the same for each grant or for each Participant.
A Participant’s SAR Award shall immediately vest upon (i) the Participant’s termination without Cause, or resignation with Good Reason provided such termination or resignation occurs within two (2) years following a Change in Control, (ii) the Participant’s death while in the employ of the Company, or (iii) the Participant’s termination of employment with the Company as a result of Disability, in each case except as determined in the sole discretion of the Committee and set forth in an applicable Award Agreement. Each SAR may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The SAR may be subject to such other terms and conditions on the time or times when it may be exercised as the Committee may deem appropriate. The vesting provisions of individual SAR may vary. No SAR may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any SAR upon the occurrence of a specified event.
11.03 Duration of SAR. Each SAR granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, that no SAR shall be exercisable on or later than the tenth (10th) anniversary date of its grant.
11.04 Exercise. SARs shall be exercised by the delivery to the Company of written or other notice of exercise acceptable to the Company, setting forth the number of Shares with respect to which the SAR is to be exercised. The date of exercise of the SAR shall be the date on which the Company shall have received notice from the Participant of the exercise of such SAR. SARs granted in tandem with the grant of an Option may be exercised for all or part of the shares of Common Stock subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. SARs granted in tandem with the grant of an Option may be exercised only with respect to the shares for which its related Option is then exercisable.
With respect to SARs granted in tandem with an Incentive Stock Option, (a) such SAR will expire no later than the expiration of the underlying Incentive Stock Option, (b) the value of the payout with respect to such SAR may be for no more than 100% of the difference between the Option exercise price of the underlying Incentive Stock Option and the Fair Market Value of the shares of Common Stock subject to the underlying Incentive Stock Option at the time such SAR is exercised, and (c) such SAR may be exercised only when the Fair Market Value of the shares of Common Stock subject to the underlying Incentive Stock Option exceeds the Option exercise price of the Incentive Stock Option. SARs granted in tandem with an Incentive Stock Option granted to a Participant under the Plan shall be exercisable during the Participant’s lifetime only by such Participant.
SARs granted independently from the grant of an Option may be exercised upon the terms and conditions contained in the applicable Award Agreement. In the event the SAR shall be payable in shares of Common Stock, a certificate for the shares of Common Stock acquired upon exercise of an SAR shall be issued in the name of the Participant, or the Company shall transfer the shares of Common Stock electronically from its transfer agent to the Participant, as soon as practicable following receipt of notice of exercise. No fractional Shares will be issuable upon exercise of the SAR and, unless provided in the applicable Award Agreement or otherwise determined by the Committee, the Participant will receive cash in lieu of fractional Shares.
11.05 Exercise Upon Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise a SAR following termination of the Participant’s employment with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into the Participants, need not be uniform among all SARs issued pursuant to this Article XI, and may reflect distinctions based on the reasons for termination of employment.
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Article XII
NONASSIGNABILITY; NONTRANSFERABILITY
Unexercised or unsettled Awards shall not be transferable by a Participant except by will or the laws of descent or distribution and, during a Participant’s lifetime, shall be exercisable only by such Participant or the Participant’s guardian or legal representative.
Article XIII
AMENDMENT AND TERMINATION OF THE PLAN
The Board may, by resolution, at any time terminate or amend the Plan with respect to any shares of Common Stock or Awards which have not been granted, but no such action shall adversely affect the rights under any outstanding Award without the holder’s consent. If and to the extent necessary to ensure that Incentive Stock Options granted under the Plan remain qualified under Section 422 of the Code or for the Plan to comply with any law, regulation or stock exchange requirement, Plan amendments shall be subject to approval by the Company’s stockholders who are eligible to vote at a meeting of stockholders.
Article XIV
EMPLOYMENT RIGHTS
Neither the Plan nor any Award hereunder shall create any right on the part of any Employee of the Company to continue in such capacity.
Article XV
WITHHOLDING AND TAXES
15.01 Withholding. The Company may withhold from any cash payment made under this Plan sufficient amounts to cover any applicable withholding and employment taxes, and if the amount of such cash payment is insufficient, the Company may require the Participant to pay to the Company the amount required to be withheld as a condition to delivering the shares acquired pursuant to an Award. The Company also may withhold or collect amounts with respect to a disqualifying disposition of shares of Common Stock acquired pursuant to exercise of an Incentive Stock Option, as provided in Section 8.02(c).
The Board is authorized to adopt rules, regulations or procedures which provide for the satisfaction of a Participant’s tax withholding obligation by the retention of shares of Common Stock to which he otherwise would be entitled pursuant to an Award or by the Participant’s delivery of previously-owned shares of Common Stock or other property. However, if the Company adopts rules, regulations or procedures which permit withholding obligations to be met by the retention of Common Stock to which a Participant otherwise would be entitled pursuant to the exercise or settlement of an Award, the fair market value of the Common Stock retained for such purpose may be up to the maximum required Federal, state and local tax withholding due upon exercise or settlement of the Award.
15.02 Section 409A. The Board intends that payments and benefits under the Plan comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered to be in compliance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, any Participant shall not be considered to have terminated employment with the Company for purposes of the Plan and no payment that is payable upon termination of employment shall be due to the Participant under the Plan or any Award Agreement until the Participant would be considered to have incurred a “separation from service” from the Company within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards are payable upon a separation from service and such payment would result in accelerated taxation and/or tax penalties under Section 409A of the Code, the settlement and payment of such portion of such Award shall instead be made on the first business day after the date that is six months following such separation from service (or the Participant’s death, if earlier).
Article XVI
EFFECTIVE DATE OF THE PLAN; TERM
16.01 Effective Date of the Plan. This Plan shall become effective on the Effective Date, and Awards may be granted hereunder as of or after the Effective Date and prior to the termination of the Plan, provided that no Incentive Stock Option issued pursuant to this Plan shall qualify as such unless this Plan is approved by the requisite vote of the holders of the outstanding voting shares of the Company at a meeting of stockholders of the Company or by a written consent of such stockholders held or executed within twelve (12) months before or after the Effective Date.
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16.02 Term of Plan. Unless sooner terminated, this Plan shall remain in effect for a period of ten (10) years ending on the tenth anniversary of the Effective Date. Termination of the Plan shall not affect any Awards previously granted and such Awards shall remain valid and in effect until they have been fully exercised or earned, are surrendered or by their terms expire or are forfeited.
Article XVII
GOVERNING LAW
This Plan shall be construed and interpreted in accordance with the internal laws of the State of Delaware (without regard to choice of law provisions).
[Signature page follows.]
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IN WITNESS WHEREOF, the Company has caused a duly authorized officer to execute this Pacific Premier Bancorp, Inc. Amended and Restated 2022 Long-Term Incentive Plan, as of the 11th day of April, 2022.
PACIFIC PREMIER BANCORP, INC.
By:	/s/ Steven R. Gardner
Name:	Steven R. Gardner
Title:	President and Chief Executive Officer
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PACIFIC PREMIER BANCORP, INC.
PACIFIC PREMIER BANCORP, INC.
ATTN: CORPORATE SECRETARY
17901 VON KARMAN AVENUE
SUITE 1200 IRVINE, CA 92614

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

	For	Against	Abstain
1a. Ayad A. Fargo	☐	☐	☐
1b. Steven R. Gardner	☐	☐	☐
1c. Joseph L. Garrett	☐	☐	☐
1d. Jeffrey C. Jones	☐	☐	☐
1e. Rose E. McKinney-James	☐	☐	☐
1f. M. Christian Mitchell	☐	☐	☐
1g. George M. Pereira	☐	☐	☐
1h. Barbara S. Polsky	☐	☐	☐
1i. Zareh H. Sarrafian	☐	☐	☐
1j. Jaynie M. Studenmund	☐	☐	☐
1k. Richard C. Thomas	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.	For	Against	Abstain
2. TO APPROVE THE AMENDED AND RESTATED 2022 LONG-TERM INCENTIVE PLAN.	☐	☐	☐
3. TO APPROVE, ON A NON-BINDING ADVISORY BASIS, THE COMPENSATION OF THE COMPANY'S NAMED EXECUTIVE OFFICERS.	☐	☐	☐
4. TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000557900_1 R1.0.0.24

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report on Form 10-K, NOTICE & PROXY STATEMENT, and 2021 Annual Report to Stockholders is/are available at www.proxyvote.com

PACIFIC PREMIER BANCORP, INC.
2022 Annual Meeting of Shareholders
May 23, 2022 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) the official proxy committee of the Board of Directors of Pacific Premier Bancorp, Inc. as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Pacific Premier Bancorp, Inc. that the shareholder(s) is/are entitled to vote at the 2022 Annual Meeting of Shareholders to be held at 09:00 AM PDT on May 23, 2022, at 17901 Von Karman Avenue, Suite 1200, Irvine, California 92614, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000557900_2 R1.0.0.24

Continued and to be signed on reverse side